                                                                   EXHIBIT 10.19


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                         DISTRIBUTION SERVICES AGREEMENT

     THIS DISTRIBUTION SERVICES AGREEMENT ("Agreement") is made as of November 3, 1999 by and between Allison Engine Company, Inc. d/b/a Rolls-Royce Allison, a corporation with its principal place of business in Indianapolis, Indiana (the "Company"), and Aviall Services, Inc., a corporation with its principal place of business at 2075 Diplomat Drive, Dallas, Texas 75234-8999, U.S.A. (The "Distributor").

                                    RECITALS

A. The Company is engaged in the business of manufacturing, distributing, marketing and selling the Products (as herein defined).

B. The Distributor has submitted a Proposal dated October 27, 1999 ("Proposal") to the Company to become the exclusive distributor of the Company's 250 Products, as hereinafter defined.

C. The Company has relied upon Distributor's proposal in appointing the Distributor under the terms and conditions of the Agreement.

D. Distributor has relied upon data and information supplied by the Company in making its Proposal and entering into this Agreement.

E. The Company therefore desires to appoint the Distributor as its distributor to sell, market and otherwise distribute the Products in the Territory (as herein defined), and the Distributor desires to be so appointed by the Company, all upon the terms and conditions set forth in this Agreement.

F. As used in this Agreement, "Products" mean all Allison 250 parts, modules, and all related technical publications, which, during the Term of this Agreement are placed on the Company's price list, now or hereafter manufactured, marketed, produced, re-manufactured or refurbished by Company. The current list of Products is identified on Exhibit A attached hereto.

G.   As used in the Agreement, "Territory" means the entire world.

                                   AGREEMENTS

     NOW, THEREFORE, in consideration of the payment by Distributor to Company of sixteen million ($16,000,000.00) dollars on or before December 30, 1999, and the mutual



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 2


agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Appointment of Distributor. Subject to Section 2 hereof, effective January 1, 2000 the Company hereby appoints the Distributor as its exclusive distributor for each of the Products in the Territory, and the Distributor hereby accepts such appointment, all upon the terms and conditions set forth in this Agreement.

     2.   Reserved Rights.

               (a) Notwithstanding anything to the contrary contained herein, the Company expressly reserves the right to sell Products
                    (i) directly to any airframe original equipment manufacturer solely for installation on new airframes, (ii) to all United States of America military customers, (iii) to customers requesting normal levels of spare modules and parts sold together with new 250 engines, (iv) Fleet Operators pursuant to Fleet Operator Agreements identified in Exhibit B, except where the Fleet Agreements have terminated or amended in contemplation of this Agreement, (v) Long Term Agreements identified in Exhibit B until these agreements have terminated; and (vi) pursuant to Agency Agreements identified in Exhibit I until these agreements have terminated.

               (b) Notwithstanding anything herein to the contrary, Company shall have the right to contract with a third party to perform any marketing or promotional service with respect to its business generally, including the Products; provided that such activities do not involve the sale or distribution of Products. In the event the Company contracts with a third party to perform any such service, Distributor shall cooperate in good faith with the Company and any such third party, to the extent reasonably requested by the Company; provided that Distributor shall not be required to undertake any duty to perform services beyond those falling within its obligations under this Agreement. Nothing herein shall restrict any affiliate of the Company from performing any aftermarket activities involving the A250 engine including engine overhaul, parts refurbishment, parts trading, equipment leasing and related activities.

     3.   The Distributor's Obligations. The Distributor shall:

               (a) use reasonable efforts to establish and maintain an effective sales force and to promote sales of the Products throughout the Territory. Recognizing that adequate representation in the Territory is a vital element of the Distributor's obligations, the



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 3


                    Distributor shall not significantly decrease its presence in any country or region in which there have been sales of more than 5% of the total sales of the Products by Distributor during the prior 12 month period, without the Company's prior written consent, which consent shall not be unreasonably withheld. In addition, Distributor shall appoint a technically qualified Product Manager and an experienced Inventory Planner, each of whom shall be dedicated exclusively to the Products, and shall maintain such resources in place during the term.

               (b) promptly after execution of this Agreement, place an order to purchase all of those Products as provided on Exhibit C;

               (c) make no warranty or guaranty, orally or in writing, concerning any of the Products, which might be perceived by a customer as in any way binding the Company, except for such warranties as are customarily made by the Company to end users (retail purchasers) of the Products.

               (d) at its own cost and expense, procure and maintain in full force and effect during the term of this Agreement coverage for the Company as an additional insured under customary policies of insurance including, without limitation, commercial general liability and aircraft product and completed operations insurance and the Distributor agrees to waive any right of subrogation against the Company in this or any other policy of insurance carried by Distributor, but only to the extent that Distributor may be obligated to indemnify the Company pursuant to Section 15 of this Agreement.

               (e) administer the Company's warranty return program as set forth on Exhibit D;

               (f) administer new engine production support and new engine sales related parts and modules needs as set forth on Exhibit E;

               (g) administer the Company's Product recall program as set forth on Exhibit F;

               (h) on the effective date of this Agreement, the Distributor shall have the information technology capabilities described in the Distributor's Proposal. Initially, the Distributor shall also take such actions as may be necessary or appropriate to ensure that its information technology systems are compatible with those of the Company's current system (including any changes contemplated



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 4


                    to be made by the Company to its IT systems prior to December 31, 2000.) Thereafter, each party shall ensure that its IT systems are kept in good working order, and each shall bear the expense of ensuring that, whenever changes are made in its IT system, such system remains compatible with that of the other party.

               (i) provide the Company with a detailed part number level of material requirements as set forth on Exhibit G.

               (j) maintain an industry wide advertising program to develop name identification and a quality image for the aftermarket use of the Products; including, but not limited to (i) marketing communications placing general product and service advertising with an aggregate cost of not less than *** dollars per calendar year, (ii) expend not less than *** dollars annually in support of the Company's AMC conference preceding the HAI show ( or another show which replaces the HAI show) and the Company's reception and party at HAI (or another show which replaces HAI) provided that (a) such events are primarily for the benefit of commercial customers of the Products and (b) Distributor receives appropriate recognition and access as a sponsor of such events, provided, however, that commencing in 2001 each such amount shall be adjusted annually based upon changes to the PPI Index as set forth on Exhibit M. Notwithstanding, the above, the parties agree that Company may engage in advertising, name identification and quality image programs regarding the Products independent of Distributor's programs.

               (k) maintain an inventory management and traceability system equal to or better than the inventory management and traceability system described in Distributor's Proposal, and provide Company access to such system.

               (l) open (within forty-five (45) days of execution) and maintain open during the term of this Agreement a forward stocking and sales facility in or near Lafayette, Louisiana adequate to serve customers of the Products in the Gulf Coast region.

-------------------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 5


               (m) charge the Company's Authorized Maintenance Center customers not more than the price set forth on Exhibit H.

               (n) except as otherwise agreed in writing between the parties, and except for contractual obligations between the Distributor and third parties in effect on the date of this Agreement, from the date of execution and during the term of this Agreement, Distributor will not become a distributor for any parts or engines which are (i) competitive with Products which are proprietary engine components manufactured by the Company; (ii) competitive with parts which are not proprietary parts currently manufactured by the Company but which are, as of the date of execution of the Agreement, purchased by the Company from third parties and resold into the aftermarket by the Company using an A250 part number, provided that Distributor may be a distributor for such parts only if they are manufactured or sold by any third party which, as of the date of this Agreement, is currently a supplier to Distributor and such parts are not sold using an A250 part number or a number confusingly similar to an A250 part number; or (iii) competitive with parts which are not manufactured by the Company and are purchased by the Company from a third party supplier at any time during the term of the Agreement and such supplier has an exclusive supply arrangement with the Company.

               (o) support the Company's three foreign sales agents, as set forth on Exhibit I.

               (p) comply with all statutes, laws, ordinances, rules, regulations, and any other governmental authority in connection with its sale and distribution of the Products.

               (q) distributor shall make available to the Company on-line or provide to the Company on a periodic basis, as applicable, in a form mutually agreed by the parties, the sales reports and other information described in Exhibit J. From time to time at the Company's request, Distributor shall provide such further reports and information, including information concerning marketing activities, competitive intelligence, sales prospects set forth on Exhibit K and publicly available financial data regarding Distributor's parent company, as the Company may reasonably request. In addition, the Company shall have the right upon reasonable notice and during normal business hours to examine sales records and other data relating to the activities of Distributor contemplated under this Agreement; provided however, that nothing herein shall be deemed to authorize or permit the



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 6


                    Company access to sales records and data regarding sales of merchandise for third parties for which Distributor distributes merchandise or to non-public financial data of Distributor involving sales other than sales of the Products.

               (r) commencing on the date of this Agreement and continuing for so long as the Company requires the same for performance under this Agreement, Distributor shall provide to Company, at no charge to Company, the following:

                    (1) The use of the office space in Distributor's premises that Company may from time to time reasonably require in connection with its performance under this Agreement, together with office support services (excluding computer equipment) reasonably required in connection with the performance of the activities contemplated hereunder. In its occupancy and use of such resources, Company personnel shall at all times abide by and act in accordance with Distributor's corporate policies applicable at such site; and

                    (2) For use by personnel employed or managed by Company on Distributor's premises, the reasonable use of Distributor's existing telephone system solely in connection with such personnel's work on the Agreement, provided that the Company shall reimburse Distributor for all charges and costs related to such use.

DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 7


               (s) the Distributor shall allow the Company to maintain in a prominent place on its Aviall.com world wide web site, at no cost to the Company, a banner designed by the Company which identifies the Company (and/or its affiliates) and which provides linked connections to one or more web sites maintained by the Company (or its affiliates ) for the promotion of its business, products and services.

     4.   The Company's Obligations. The Company shall:

               (a) produce and deliver the Products in the quantities ordered by Distributor using reasonable efforts to deliver such Products with the lead times agreed to by the parties from time to time, and the Company shall not deliver orders more than five (5) business days prior to the requested ship date without the Distributor's prior written approval;

               (b) refrain from selling Products to any person other than the Distributor, except as permitted in Section 2 above.

               (c) promptly refer to Distributor all leads, prospects, and related information which are directed to it or which it receives regarding potential purchasers of the Products within the Territory;

               (d) develop and offer a reasonable amount of training and technical assistance to Distributor and its personnel, at locations to be agreed, in the use and operation of the Products (provided, however that the Company will have no obligation to pay travel and entertainment expenses for any of Distributor's employees undergoing such training).

               (e) ensure that all Products sold to Distributor for resale have all appropriate governmental and regulatory approvals such as FAA/PMA, TSO or STC as required for installation on type certified aircraft or engines.

               (f) comply with all statutes, laws, ordinances, rules, regulations and any other governmental authority in connection with the manufacture of the Products. The Company shall promptly notify the Distributor whenever it receives any notice addressed to it by any governmental entity concerning the application of any new rule, directive, regulation or other governmental requirement concerning the sale of Products in the Territory.



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 8


               (g) at its own cost and expense, procure and maintain in full force and effect during the term of this Agreement coverage for Distributor as an additional insured under a Broad Form Vendors Endorsement to the Company's liability insurance policy and the Company agrees to waive any right of subrogation against Distributor in this or any other policy of insurance carried by Company, but only to the extent that Company may be obligated to indemnify Distributor pursuant to Section 15 of the Agreement.

               (h) give Distributor not less than ninety (90) days prior written notice if any Products will be superceded or modified, except in cases involving airworthiness or safety issues, in which case notice shall be given as soon as reasonably possible.

               (i) Commencing on the date of this Agreement and continuing for so long as Distributor requires the same for the performance under this Agreement, the Company shall provide to Distributor, at no charge to Distributor, the following:

                    (1) The use of the office space in Company's premises that Distributor may from time to time reasonably require in connection with its performance under this Agreement, together with office support services, excluding computer equipment, reasonably required in connection with the performance of the activities contemplated hereunder. In its occupancy and use of such resources, Distributor personnel shall at all times abide by and act in accordance with Company's corporate policies applicable at such site; and

                    (2) For use by personnel employed or managed by Distributor on Company's premises, the reasonable use of Company's existing telephone system solely in connection with Distributor's provision of the Services to Company; provided that Distributor shall reimburse the Company for all charges and costs related to such use.

     5.   Terms of Sale.

               (a) the Company shall charge Distributor the Product discounts to published list prices indicated on Exhibit L attached hereto. The current list prices for the Products are shown on Exhibit L and the Company shall maintain such list prices unless and until such prices are changed in accordance with the provisions hereof.



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 9


                    Additionally, the Company will compensate Distributor under the sales incentive program set forth on Exhibit M.

          All such prices are F.O.B. Company's facility and include packing in accordance with the Company's standard commercial shipping practices in effect at the time of shipment.

                    (1) from time-to-time, the Company may increase the list prices for its Products but only if it first gives Distributor written notice of any increase at least 90 days before the increase takes effect. The price to Distributor for all items of Product ordered before receipt of notice by Distributor and for all items of Product ordered after receipt of notice by Distributor but which are deliverable by Company under established lead times before the date of the price increase, shall be at the un-increased price.

                    (2) from time-to-time, the Company may decrease the list prices for its Products, but only if it first gives Distributor written notice of any decrease at least 150 days prior to the date of the price decrease, unless an earlier date is mutually agreed upon. Such notice shall not be required in any instance involving airworthiness or flight safety issues, but in such cases, compensation to the Distributor for any economic loss shall be considered and mutually agreed on a case by case basis.

               (b) payment of the purchase price for Products delivered to Distributor by the Company shall be by wire transfer made on the 15th of each calendar month (or the next working day in the case of weekends or holidays) for all proper invoices that are at least fifteen (15) days old (i.e., invoiced prior to the first day of the then current month). If payment is not received by the Company in accordance with this Section, the Company shall be entitled to charge a late payment fee at the rate of .05% per day, or the maximum allowable by law, of any past due amount, on any Purchase Order undisputed in good faith. All payments hereunder shall be made in U.S. dollars or such other currency which may be agreed upon.

               (c)  If any portion of Distributor's account is more than sixty
                    (60) calendar days past due pursuant to Section (b) above, Company may, at its option, cease all deliveries to Distributor, ship completed Products in place, refuse to accept new orders, or divert Products already ordered, unless past due amounts, including interest payments, are paid in full, or Company is in receipt of an



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 10


                    irrevocable letter of credit sufficient to cover all outstanding amounts due confirmed by a United States bank acceptable to Company; or another method of payment has been mutually agreed to by the parties.

               (d) Company may, at its option, change the payment terms provided in this section to require letters of credit or cash in advance or both in the case of a significant change of occurrence in Distributor's business such as ownership change, financial difficulty, bankruptcy, or other significant change.

               (e) payment of any amounts due Distributor by Company under this Agreement shall be credited to the account of the Distributor on the 14th of each calendar month (or the next working day in the case of weekends or holidays) for all proper debit memos that are at least fifteen (15) days old (i.e., issued prior to the first day of the then current month). If credit is not received by Distributor in accordance with this Section, Distributor shall be entitled to charge a late payment fee at the rate of .05% per day, or the maximum allowable by law, of any past due amount owing the Distributor by the Company.

               (f) each of Distributor and Company shall appoint an individual to serve as its Product Manager, who shall be its primary representative for matters pertaining to the ongoing activities contemplated under this Agreement. Each party's Product Manager shall

                    (1) have overall responsibility for managing and coordinating the performance of such party's obligations under this Agreement and

                    (2) be authorized to act for and on behalf of such party with respect to all matters relating to this Agreement (except for any amendment to this Agreement).

     6.   Delivery Terms.

          1. Place of Delivery. Unless otherwise specified by the Company, all deliveries of Products by the Company to Distributor under this Agreement must be made FOB the Company's manufacturing location, at which point title and risk of loss and damage pass from the Company to Distributor. Delivery is deemed to occur upon the Company's tender of Products to the common carrier selected by Distributor for shipment to Distributor.



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 11


          2. Date of Delivery. If the Company does not deliver Products within thirty (30) days of the delivery date specified in a Purchase Order accepted by the Company, Distributor has the right to (i) cancel the Purchase Order or (ii) extend the delivery date to a later date, subject however, to the right to cancel the Purchase Order if delivery is not made by the extended date.

          3. Shipment. Distributor must, at its sole cost, arrange for the transport and insurance of Products purchased from the Company. If the Company agrees to arrange for transport and insurance as agent for Distributor, Distributor shall reimburse the Company its full costs.

          4. Customs/Export. Distributor is solely responsible to cause shipments of Products to clear customs at the port of entry or export, including the satisfaction of all documentation requirements (including special documentation requirements that may apply to shipments made to certain foreign customers) and shall pay any applicable customs, duties, import taxes, export costs and the like that may apply.

     7. Returns Provisions. No Products will be eligible for return if they are manufactured and/or procured by the Company for purchase by the Distributor based solely upon Distributor's marketing and sales data or are part of the initial inventory procurement except for those part numbers noted on Exhibit B-1.

          Newly issued part numbers and/or parts involved in a reliability campaign may be eligible for return after 24 months of part number or campaign introduction if and only if Company has unilaterally determined Distributor's stocking level. Only quantities in excess of 24 months usage will be eligible for return.

          Products rendered obsolete due to Company's redesign with a must conform classification will be eligible for return by the Distributor.

          Product defined above as eligible for return must be in "new" condition in the original packaging as supplied by the Company; such packaging may not be damaged, broken or in any way tampered with except for ordinary wear incurred in shipping.

          The Company shall pay to Distributor in U.S. Dollars an amount equal to the average inventory cost of the items returned under this section less restocking charges not to exceed 5%.

     8. Warranty Disclaimer. Distributor shall pass through the Company's standard warranty to all parties that purchase Products from Distributor, without varying any of its terms or provisions. The Company may change the standard warranty on new Products by giving Distributor written notice of such new warranty at least 60 days' prior to its effective date. THE COMPANY MAKES NO



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Allison Engine Company d/b/a Rolls-Royce Allison
Page 12


          WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE EVEN IF THAT PURPOSE IS KNOWN TO THE COMPANY, NOR ANY OTHER EXPRESS OR IMPLIED WARRANTY.

     9. Ownership of Company Data. All Company Data is, or will be, and shall remain the property of Company. Without Company's approval (in its sole discretion), the Company Data shall not be (1) used by Distributor other than in connection with providing the services contemplated by this Agreement, (2) sold, assigned, leased or otherwise provided to third parties by Distributor, or (3) commercially exploited by or on behalf of Distributor. Distributor hereby irrevocably assigns, transfers and conveys to Company without further consideration all of its right, title, and interest in and to the Company Data. Upon request by Company, Distributor shall execute and deliver any documents that may be necessary or desirable to preserve, or enable Company to enforce, its rights hereunder with respect to the Company Data. For purposes hereof, "Company Data" shall include all sales reports and other information pertaining to the marketing and sale of the Products prepared by Company and all sales and other reports pursuant to Section 3 (q) above, whether or not such information is Confidential Information as defined in this Agreement. (Company Data shall exclude information that is not compiled and reported pursuant to Section 3(q), or is not segregated from data regarding other products sold by Distributor).

          Upon request by Company upon expiration or termination of this Agreement, Distributor shall (1) promptly return to Company, all of the Company Data or (2) eradicate or destroy all or any part of the Company Data in Distributor's possession, in each case to the extent so requested by Company.

          Except as noted above, each party shall be the owner of its own data customer lists, records, and intellectual property.



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
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     10.  Term. Unless terminated earlier as herein provided, the term of this
          Agreement shall commence as of the date hereof and shall continue for a period of ten (10) years. Thereafter, the term of this Agreement shall be automatically renewed from year to year unless terminated by either party upon written notice delivered to the other party not later than ninety (90) days prior to the expiration of the then current term.

     11.  Termination.

          11.01. Termination for Convenience. Company may terminate this Agreement, for convenience, by giving Distributor notice of the termination at least 120 days prior to the termination date specified in the notice; provided, however, that no such notice of termination for convenience shall be given prior to January 1, 2003.

          11.02. Termination for Change in Control of Company. In the event of a Change in Control of the Company, the Company may terminate this Agreement by giving Distributor notice of the termination. Such termination will be effective as of the time specified in the notice of termination, but the effective date of the termination may not be any earlier than 120 days following Distributor's receipt of the notice.

          11.03. Termination for Change in Control of Distributor. In the event of a Change in Control of Distributor in which control over Distributor is acquired by a Company Competitor, Company may terminate this Agreement by giving Distributor notice of the termination within 30 days of the occurrence of such Change in Control and at least 120 days prior to the termination date specified in the notice. In the event of a Change in Control of Distributor by which the Distributor is acquired by a third party not a Company Competitor which causes Distributor's credit rating, as determined by either Standard and Poors or Moody's to fall one notch below the Distributor's credit rating prior to the Change in Control, then the Company shall have up to one year after the Change in Control to terminate the Agreement if it reasonably determines that the benefits and services provided by Distributor have been adversely affected, and the Company provides Distributor with 120 days prior written notice of termination.

          11.04. Termination for Cause. If either party defaults in any material respect in the performance of any of its material obligations (or repeatedly defaults during any rolling eighteen month period in any material respect in the performance of a material obligation but cures such default within the cure period provided) under this Agreement, and does not cure such default (or provide adequate assurances that such repeated defaults will not continue to occur) within 45 days of receipt of a notice of default, or if a party



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DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 14


                 becomes Insolvent, then the non-defaulting party may, by giving notice to the defaulting party, terminate this Agreement as of the termination date specified in the notice. For purposes of the foregoing, a party shall be regarded as "Insolvent" if it
                 (i) institutes proceedings to be adjudicated voluntarily bankrupt or consents to the filing of bankruptcy proceedings against it, (ii) files a petition seeking reorganization under any bankruptcy or similar law for the protection of creditors, or consents to the filing of such a petition against it, (iii) consents to the appointment of a receiver, liquidator or trustee in bankruptcy, or makes any assignment of a substantial portion of its assets for the benefit of creditors, (iv) admits in writing its inability to pay its debts generally as they become due, (v) is subject to the filing of an involuntary petition in bankruptcy (which is not waived or stayed within 60 days), (vi) is subject to any court order or decree adjudicating it as a bankrupt or insolvent person by a court of competent jurisdiction, or (vii) publicly announces that it may file a petition as a bankrupt or insolvent person under any law now or hereafter applicable to the discharge or restructuring of debts.

          11.05. Termination Fees. Set forth in Exhibit O are the termination fees that would be payable to Distributor if Company terminates this Agreement pursuant to Section 11.01 or Section 11.02. Except as otherwise specifically set forth in this Section, no termination fee shall be payable by Company in connection with the termination of this Agreement.

          11.06. Change in Control. For purposes of this Agreement "Change in Control" shall mean the (a) consolidation or merger of a party with or into any other entity, other than a consolidation or merger (1) in which the party is the surviving corporation or entity in the consolidation or merger, (2) with or into an Affiliate or (3) a consolidation or merger of a party with or into an entity which, immediately after the consolidation or merger, is controlled by persons who, immediately prior to that consolidation or merger, controlled such party, or (b) sale, transfer or other disposition of all or substantially all of the assets of a party (other than to an Affiliate), or (c) acquisition by any entity, or group of entities (other than an Affiliate or Affiliates) acting in concert, of beneficial ownership of 30 percent or more of the outstanding voting securities or partnership interests of a party.

          11.07. Company Competitor. For purposes of this Agreement "Company Competitor" shall mean any business involved in the design, manufacture (including without limitation any PMA or other parts manufacturer), sale or repair of gas turbine engines, including any business that is an Affiliate of an entity engaged in such activities, including without limitation (a) General Electric Company, (b) United Technologies Corporation,
                 (c)

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                 Allied Signal Corporation, (d) SNECMA, and (e) Caterpillar, and
                 their respective joint ventures and successors in interest.

          11.08. Post Termination Obligations.

                 (a) Option to Repurchase Products. Upon the expiration or
                     termination of this Agreement, other than as a result of a default by the Company, the Company has the option, but not the obligation, to purchase from Distributor all (but not less than all) of the Products remaining in Distributor's stock at the Distributor's average cost net of the Distributor's excess and obsolescence reserves with respect to the Products (which shall be determined on the basis of Generally Accepted Accounting Principles consistently applied and on the same basis as reserves are established for other inventory of the Distributor). To exercise such option, the Company must notify Distributor within 45 days after the date of termination of this Agreement. Distributor shall deliver Products to the Company within 10 business days after the Company has given Distributor notice of its exercise of the option and the price shall be paid in cash or as a credit against any indebtedness then owing by Distributor to the Company at the time of delivery.

                 (b) Return of Documents. Upon the termination of this
                     Agreement, Distributor shall use its reasonable business efforts to promptly return to the Company all Company Data and Confidential Information of Company. Upon the request of the Company, Distributor must furnish the Company with copies of all data, reports, documents, drawings and manuals made by Distributor dealing with or relating solely to the Products, except those which are necessary to complete Distributor's performance under any contract that was entered into prior to receiving the notice of termination.

                 (c) Customer Lists, Product Lists and Contract Obligations.
                     Upon the termination of this Agreement, Distributor must furnish the Company with (i) a list of Distributor's customers for the Products and their addresses, (ii) a list of the Products in stock, and (iii) copies of Distributor's contracts relating to the sale of the Products that have not been fully performed by Distributor.

                 (d) Option to Be Assigned Contracts. Upon the termination of this Agreement, Distributor shall, at the Company's request, use its reasonable business efforts to effect an assignment to the Company (or a person designated by the Company) of the Distributor's then existing contracts relating to the sale of the Products specified by



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                     the Company in the request. In order to exercise this
                     option, the Company must notify Distributor within 30 days after the date of its receipt of the documents specified in
                     (c) above. Distributor agrees to use its reasonable business efforts to effect the assignment within 10 days after the Company has notified Distributor of its exercise of the option.

                 (e) Transition. Upon the expiration or termination of this
                     Agreement and if the Company so requests, Distributor agrees to use its reasonable business efforts to cooperate with the Company in the transition to its own internal distribution system, for the Territory, and shall provide such assistance to the Company as is reasonably requested by the Company; provided however, that Distributor shall have no obligation to provide assistance to any subsequent third party chosen as a distributor of the Products. Likewise, the Company and the Distributor shall establish reasonable procedures for the collection of outstanding accounts receivable from customers, which may include the Company collecting such receivables on behalf of the Distributor, as its agent and in return for reasonable compensation for such service.

     12.  Service Standards.

          12.01. Designated Service Levels. The Parties shall at all times from and after January 1, 2001 perform their obligations hereunder in accordance with service levels and performance standards agreed from time to time between Company and Distributor ("Service Standards"). The Service Standards shall be measured and reported on a monthly basis and reviewed for compliance by Product Managers on a quarterly basis. The initial Service Standards and Expedite and Late Delivery Fees are set forth on Exhibit N. The initial Service Standards must be agreed to by June 1, 2000. Both parties shall be subject to full accountability of Service Standards on and after January 1, 2001.

          12.02. Adjustment of Service. The Product Managers for Company and Distributor shall review the performance against the Service Standards at least quarterly during the term, and shall call attention to any failures in performance or opportunities to improve performance. In addition, either party may, at any time upon notice to the other party, initiate negotiations to review and, upon agreement by the parties, adjust a Service Standard which party in good faith believes is inappropriate because of a fundamental change in circumstances; provided that no such change shall take effect unless and until agreed in writing.



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          12.03. Corrective Action. Upon becoming aware of a failure to perform in accordance with an applicable Service Standard, a party asserting a breach of Service Standard shall send written notice to the Product Manager of the party that has breached the Service Standard which notice, (1) identifies the cause of such failure, and (2) provides the other party with a report detailing the cause of, and expected procedure for correcting, such failure. The notice detailing the cause and recommended correction of any performance failure will be deemed Confidential Information of the parties. The party against whom the breach of Service Standard is asserted shall have 150 days from the date of receipt of the notice to correct the deficiency. If, after the first 150 day period, the Service Standard is not within the acceptable range set forth in Exhibit N, the party shall have an additional 150 days to bring the Service Standard within acceptable range. Failure to have brought the Service Standard within the acceptable range shall then be a material breach of the Agreement and be the basis for immediate termination for cause (i.e. without any further notice period under Section 11.04).

          12.04. Continuous Improvement and Best Practices. Each party shall, on a continuous basis, as part of its total quality management process, identify ways to improve its performance and apply best business practice (including improvements in available technology) to achieve such performance improvements.

     13.  Customer Satisfaction

          13.01. Baseline Customer Satisfaction. Prior to March 31, 2000, Company shall submit to Distributor, for Distributor's reasonable approval, the identity of an independent third party selected by Company that shall conduct a baseline customer satisfaction index survey. Upon Distributor's reasonable approval of such third party, Company shall engage such third party to conduct a baseline customer satisfaction index survey for affected end-users of the Products (the "Customer Satisfaction Index"). The fees and expenses charged by such third party shall be shared equally by Distributor and Company. The content and scope of the Customer Satisfaction Index shall be mutually agreed by Company and Distributor. The results of the Customer Satisfaction Index shall be the baseline for measurement of improvements described in Section 13.02 below.

          13.02. Customer Satisfaction Survey.

                 (1) Once every contract year beginning at least one year after the creation of the Customer Satisfaction Index, Company may engage an independent third party reasonably satisfactory to Distributor to conduct a customer

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Page 18


                     satisfaction survey in respect of those aspects of the Services designated by Company. The fees and expenses charged by such third party shall be shared equally by Company and Distributor. The timing, content, scope and method of the survey shall be consistent with that used in deriving the Customer Satisfaction Index. Distributor agrees that increased measured customer satisfaction shall be a consideration in the evaluation of the performance of Distributor's management employees involved in the sale and physical distribution of the Products, but that the results shall not serve as a basis of termination for cause or preclude or prevent termination for cause for other reasons.

                 (2) The Customer Satisfaction Index and the results of any customer satisfaction survey will be deemed Confidential Information of both parties pursuant to the terms of this Agreement.

     14.  Marks and Proprietary Rights.

               (a) The Distributor acknowledges the Company's exclusive ownership of the Company's trade names, service marks and trademarks, and all logos and derivations thereof, and all names and marks licensed to the Company (collectively, the "Marks)".

               (b) Any proposed use of the Marks in connection with the activities contemplated under this Agreement shall require the prior written authorization of Rolls-Royce plc, which may be given or withheld on a case by case basis in its discretion. If permission to use the marks is granted, the Distributor shall strictly adhere to all instructions, limitations and restrictions placed upon such use, and shall take any necessary steps to protect the Marks in each jurisdiction of use. The Distributor further agrees to cease use of the Marks or otherwise restrict use of materials bearing the Marks whenever so instructed by the Company or Rolls-Royce plc. No action taken or approval given pursuant to the foregoing shall in any way create any express or implied rights in or license in favor of the Distributor with respect to the Marks.

               (c) Upon termination of this Agreement, the Distributor shall cease using all Marks and Mark-bearing stationery, business cards, sales literature and the like, except as necessary to dispose of Products then in Distributor's inventory and any reference in Distributor's previously published catalogues. The Distributor will have no obligation to return such materials to the Company. Thereafter, the



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Page 19


                    Distributor shall no longer use any of the Marks, except as permitted by law.

     15.  Limitation of Damages; Indemnification

               (a) WITH REGARD TO CLAIMS BETWEEN THE PARTIES, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES ARISING OUT OF ANY OBLIGATION, BREACH ACT OR OMISSION IN CONNECTION WITH THE PERFORMANCE OF THE AGREEMENT, REGARDLESS OF WHETHER THE CLAIM IS FOR BREACH OF CONTRACT, BREACH WARRANTY, TORT (INCLUDING NEGLIGENCE) STRICT LIABILITY, OR OTHERWISE.

               (b) With regard to claims from third parties; the Company shall hold Distributor harmless and indemnify it from and against any and all claims, losses, costs, damages and expenses (including reasonable attorney's fees) which Distributor may suffer as a result of any loss to the persons or property of a third party arising directly or indirectly from use of a Product; provided, however, that the Company shall have no such obligation to indemnify or hold Distributor harmless from any matters covered by Distributor's indemnity below. Distributor shall hold the Company harmless and indemnify it from and against any and all claims, losses, costs, damages and expenses (including reasonable attorney's fees) which Company may suffer as a result of any loss to the person or property of a third person arising directly or indirectly from the wrongful or negligent action or inaction of Distributor, or any other third party acting on its behalf or under its direction with regard to the Products; provided however, that the Distributor shall have no such obligation to indemnify or hold the Company harmless from any matters covered by Company's indemnity above.

     16. Proprietary Rights Indemnification. The Company shall, at its own expense, defend any suit instituted against Distributor which is based on an allegation that any Product manufactured by the Company and sold to Distributor hereunder constitute an infringement of any patent, copyright, trade secret or other proprietary right of any third party and shall indemnify Distributor against any award of damages and costs made against Distributor by a final judgment of a court of last resort if it is determined therein that any such Product constitutes an infringement of any patent, copyright, trade secret or other proprietary right of any third party, provided that Distributor gives the Company timely notice in writing of any notice or claims of infringement and permits the Company through the Company's counsel to defend the same and gives the Company all available information, assistance and authority to enable the Company to assume such defense. The Company shall have control of the defense of any such suit, including appeals from any judgment therein and any negotiations for the settlement or compromise

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Page 20


          thereof with full authority to enter into a binding settlement or compromise. In the event that any Product is held to infringe and its use is enjoined, the Company shall, at its option and expense, (i) procure for Distributor and its customers the right to continue using such Product, (ii) provide the necessary parts and documentation to replace or modify such Product so that it no longer infringes, or
          (iii) grant Distributor a credit for such Product upon its return to the Company, allowing for reasonable depreciation for use, damage and obsolescence.

          Notwithstanding the above, the Company shall have no liability whatsoever to Distributor with respect to any patent infringement or claim thereof which is based upon or arises out of (i) the use of any Product in combination with an apparatus or device not manufactured or supplied by the Company, if such combination causes the infringement,
          (ii) the use of any Product in a manner for which it was neither designed nor contemplated, or (iii) any modification of any Product by Distributor or any third party which causes the Product to become infringing.

     17.  CONFIDENTIALITY

               (a) General Obligations All Confidential Information relating to or obtained from Company or Distributor shall be held in confidence by the recipient to the same extent and in at least the same manner as the recipient protects its own confidential or proprietary information. Neither Company nor Distributor shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the disclosing party's prior written consent. Each of Company and Distributor shall, however, be permitted to disclose relevant aspects of the other's Confidential Information to its officers, directors, partners, agents, professional advisors, contractors, subcontractors and employees and to the officers, directors, partners, agents, professional advisors, contractors, subcontractors and employees of its affiliates, (to the extent that such disclosure is not otherwise restricted under any contract, license, consent, permit, approval or authorization granted pursuant to applicable law, rule or regulation, and only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Agreement (or the determination or preservation of its rights under the Agreement); provided, however, that the recipient shall take all reasonable measures to ensure that Confidential Information of the disclosing party is not disclosed or duplicated in contravention of the provisions of this Agreement by such officers, directors, partners, agents, professional advisors, contractors, subcontractors and employees. If either party intends to disclose any Confidential Information in connection with any claim or action to determine or preserve its rights under this Agreement, then that party will give prior notice to the other party and take such



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                    reasonable actions as may be specified by the other party to obtain a protective order or cause the Confidential Information to be filed under seal (or give the other party an opportunity to obtain a protective order). The obligations in this Section shall not restrict any disclosure pursuant to any applicable law or by order of any court or government agency (provided that the recipient shall give prompt notice to the disclosing party of such order, shall disclose only such Confidential Information as the recipient is required to disclose under the applicable law or order, and shall take such reasonable actions as may be specified by the disclosing party to resist providing such access or to obtain a protective order) and shall not apply with respect to information that (1) is independently developed by the recipient without violating the disclosing party's proprietary rights, (2) is or becomes publicly known (other than through unauthorized disclosure by a party), (3) is already known by the recipient at the time of disclosure without any obligation of confidentiality to the disclosing party, or (4) is disclosed to a party by a third person which the recipient reasonably believes has legitimate possession thereof and the unrestricted right to make such disclosure.

               (b) Unauthorized Acts. Without limiting either party's rights in respect of a breach of this Section, each party shall:

                    (1) promptly notify the other party of any unauthorized possession, use or knowledge, or attempt thereof, of the other party's Confidential Information by any person or entity that may become known to such party;

                    (2) promptly furnish to the other party the details of the unauthorized possession, use or knowledge, or attempt thereof, known by such party and assist the other party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

                    (3) cooperate with the other party in any litigation and investigation against third parties deemed necessary by the other party to protect its proprietary rights; and

                    (4) promptly use its commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

     Each party shall bear the cost it incurs as a result of compliance with this Section.

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               (c)  Confidential Information. "Confidential Information" of a
                    party shall mean all information and documentation of such party (or its affiliates), whether disclosed to or accessed by the other party (or its affiliates) in connection with the activities contemplated by this Agreement that has been marked as "Proprietary" or "Confidential" or bears some other proprietary designation, or if disclosed orally, has been designated by a party as confidential in a letter or other written statement made to the other party promptly following its disclosure, and shall include, without limitation, (1) information concerning business plans, (2) financial information, (3) information concerning operations and the results of operations, (4) pricing information and marketing strategies, (5) information that a party is legally obligated not to disclose, (6) information that qualifies as a trade secret under applicable law, (7) patents, unpatented inventions and information regarding product development and improvements, (8) engine and parts specifications and drawings, and (9) material and performance specifications.

     18.  Foreign Corrupt Practices Act: Export Laws

               (a) Distributor represents and warrants that it will comply with all laws applicable in the Territory relating to the conduct of business practices, including those that may prohibit gratuities, inducements, or certain other payments. Distributor acknowledges that the Company may be subject to certain United States laws, including the Foreign Corrupt Practices Act of 1977 and any of its amendments, which may apply to activities carried out on the Company's behalf outside the United States of America. Distributor agrees neither to take nor omit to take any action if such act or omission might cause the Company or the Distributor to be in violation of any such laws. Upon written notice from the Company, Distributor shall provide such information as the Company may reasonably consider necessary to verify compliance by Distributor with the provisions of this Section.

               (b) Distributor may not enter into any contract or other arrangement or sell any Products to any third party if so doing would cause the Company to be in violation of any applicable laws, including, without limitation, U.S. laws and regulations prohibiting exports to certain countries.

               (c) Distributor shall indemnify the Company against any penalties, losses or damages (including legal fees, penalties and costs of

DISTRIBUTION SERVICES AGREEMENT
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                    investigation) which the Company may incur because of a
                    breach of its obligations under this Section.

               (d) In those circumstances where Distributor is providing goods or services without charge to third parties, including but not limited to, support of Company's new engine sales programs, warranty return, product recall programs and support of the Company's foreign agents, the Company agrees that:

                 (i) the Distributor may be subject to certain United States and foreign laws, including but not limited to the Foreign Corrupt Practices Act of 1977 and any of its amendments, which may apply to activities carried out by Distributor outside the United States of America in connection with Distributor's providing goods or services pursuant to the agreements described in Section (d) above. The Company agrees neither to take nor omit to take any action if such act or omission might cause the Distributor or the Company to be in violation of any such laws. Upon written notice from Distributor, Company shall provide such information as Distributor may reasonably consider necessary to verify compliance by Company with the provisions of this Section; and

                (ii) The Company shall indemnify the Distributor against any penalties, losses or damages (including legal fees, penalties and costs of investigation) which the Distributor may incur because of a breach of its obligations under this Section.

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Page 24


     19. No Partnership or Joint Venture: Independent Contractor. The parties hereto intend by this Agreement solely to effect the appointment of the Distributor as an independent contractor with the Company for the marketing of the Products as a distributor of the Company in the Territory. No other relationship is intended to be created between the parties hereto. Nothing in this Agreement shall be construed as (a) giving the Distributor any rights as a partner in or owner of the business of the Company, (b) giving the Company any rights as a partner in or owner of the business of the Distributor, (c) entitling the Distributor to control in any manner the conduct of the Company's business or (d) entitling the Company to control in any manner the conduct of the Distributor's business. The Distributor shall not have, nor shall it represent itself as having, the power to make any contracts or commitments in the name of or binding upon the Company.

     20. Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement shall bear its own expenses including, without limitation, rent, travel, entertainment, secretarial or other office expense, postage, telephone and other communications costs.

     21. Notices. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given (a) when delivered in person at the time of such delivery or by telecopy with confirmed receipt of transmission at the date and time indicated on such receipt or (b) when received if given by an internationally recognized express courier service as follows:

         If to the Company:


         Rolls-Royce Allison
         PO Box 420
         Indianapolis, IN 46206
         Attention: Product Manager, Speed Code _____
         With copy to Director of Contracts, Speed Code U20-A

         If to the Distributor:

         Aviall Services, Inc.
         2075 Diplomat Drive
         Dallas, Texas 75234-8919, U.S.A.
         Attention:  Product Manager, A250 Spares

         Fax: (972) 406-2074
         With copy to Director, Marketing and Supplier Services

or at such other respective addresses or addressees as may be designated by notice given in accordance with the provisions of this Section 21.

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Page 25


     22.  Dispute Resolution.

               (a) Product Managers. Any dispute arising under this Agreement (other than payment delinquencies and matters for which injunctive relief may be sought pursuant to (d) below shall be considered at an in person meeting of the Company's Product Manager and the Distributor's Product Manager within five business days of receipt by either party of written notice specifying the nature of the dispute, and proposing a place for such meeting (which unless otherwise agreed shall be the principal place of business of the party receiving such notice). If the Product Managers cannot resolve the dispute within 30 calendar days of such meeting, the dispute will be escalated within the parties' respective organizations as follows: to the company's President, Helicopter Business Unit, and to the Distributor's President. If such dispute has not been resolved within 30 days of such escalation, then either party may pursue arbitration of such dispute pursuant to the terms of this Agreement.

               (b) Conduct Pending Resolution. The parties acknowledge that the timely performance of obligations pursuant to this Agreement is critical to their business operations. Accordingly, in the event of a dispute between the parties, each party shall continue to perform its obligations, but without prejudice to its rights to pursue remedies in accordance with the provisions hereof.

               (c) Arbitration. Except as provided in Section (d) below, any dispute, breach, controversy or claim arising out of or relating to this Agreement shall be finally settled by arbitration in New York City in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date of this Agreement and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

               (d) Other Remedies. Except as may be otherwise expressly provided herein, the remedies set forth in this Agreement shall not be exclusive of any others that may be available under applicable law. In particular, the parties agree that monetary damages alone are an inadequate remedy for violations of Sections 9, 11.08, 14, 17 and 23 of this Agreement and, accordingly, a party may seek equitable remedies, including injunctive relief, in any court of competent jurisdiction for a violation of such provisions.

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Page 26


               (e) The arbitration shall be conducted in the English language. This Section 22 provides the sole recourse for the settlement of any dispute or breach arising under or in connection with this Agreement.

     23. Non Solicitation. Each party agrees that during the term of this Agreement they will not directly or indirectly employ, solicit for employment or assist any third party to employ or solicit for employment, any employee of the other party, or any employee of any affiliate of the other party. Nothing in this provision will prohibit either party from placing advertisements of open positions for employment in trade and general circulation publications.

     24. Force Majeure. Neither party hereto shall be responsible or liable in any way for its failure to perform its obligations hereunder, other than for payment of money, if such failure to perform is beyond the control of the Company or the Distributor, whether caused by acts of God, unavailability or shortages of raw materials from usual sources of supply or unavailability or shortages of energy necessary to produce and/or deliver the Products by usual modes of transportation, fire, flood, war, embargo, strikes, labor disputes, explosions, riots, or laws, rules, regulations, restrictions and orders of any governmental authority to which such entity is subject, or any cause, other than financial, beyond the reasonable control of the affected party. Such failure shall not terminate this Agreement, but the obligations of the affected party shall be suspended during the period when performance is so suspended, unless such period exists beyond a period of one hundred and twenty (120) days, in which event either party shall have the right at any time thereafter during such force majeure to terminate this Agreement upon written notice to the other party without further obligation or liability. The party so prevented from complying with its obligations hereunder shall immediately notify and keep the other party from time to time apprised thereof, and such party so prevented shall use reasonable efforts to remove or overcome the cause of such inability to comply with its obligations under this Agreement. Nothing herein shall be construed to require the settlement of strikes, lockouts, or other labor difficulty by the party involved contrary to its wishes.

     25. Effect of Termination. In the event of the termination of this Agreement, and subject to recovery provided by an arbitrator pursuant to Section 22, all rights and obligations of the parties hereunder shall cease and terminate, except as to the payment of any sum or sums owed to either party as of the date of termination, except the Company's obligation to fill Distributor's purchase orders which the Company has accepted and except as to the provisions of Sections 8, 9, 11, 14, 15, 16, 17, 18, 22, and 23 hereof, all of which shall survive the termination of this Agreement.

     26. ENTIRE AGREEMENT. THIS AGREEMENT, INCLUDING EXHIBITS A THROUGH O ATTACHED HERETO AND INCORPORATED AS AN INTEGRAL PART OF THIS AGREEMENT, CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND SUPERSEDES ALL PREVIOUS DISTRIBUTORSHIP AGREEMENTS BY AND BETWEEN COMPANY AND DISTRIBUTOR AS WELL AS ALL PROPOSALS, ORAL OR WRITTEN, AND ALL

DISTRIBUTION SERVICES AGREEMENT
Allison Engine Company d/b/a Rolls-Royce Allison
Page 27


NEGOTIATIONS, CONVERSATIONS OR DISCUSSIONS HERETOFORE HAD BETWEEN THE PARTIES RELATED TO THIS AGREEMENT.

     27. Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of New York applicable therein, without giving effect to the conflicts of laws principles thereof.

     28. Amendments. This Agreement may not be amended, nor shall any waiver, change, modification, consent or discharge be effected, except by an instrument in writing executed by or on behalf of the party against whom enforcement of any such amendment, waiver, change, modification, consent or discharge is sought.

     29. Severability. The invalidity of any provision of this Agreement, or portion thereof, shall not affect the validity of the remainder of such provision or of the remaining provisions of this Agreement.

     30. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     31. Assignability. This Agreement shall be binding upon, and inure to the benefit of, the parties, their successors and their permitted assigns. Neither this Agreement nor any interest herein may be assigned by either party without the prior written consent of the other party, except that either party may assign its interests to an affiliate that is fully capable of performing all obligations under this Agreement and, if appropriate, such performance is guaranteed by its corporate parent.

     32. Non-Waiver. Failure, delay or forbearance of either party to insist on strict performance of the terms and provisions of this Agreement, or to exercise any and or remedy, shall not be construed as a waiver thereof and shall not waive subsequent strict performance by a party.

     33. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all such counterparts shall constitute but one instrument.

                                    * * * * *

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                       ALLISON ENGINE COMPANY, INC.
                                       d/b/a ROLLS-ROYCE ALLISON


                                       /s/ Stuart Mullan
                                       -----------------------------------------
                                       By: Stuart Mullan
                                       Title: President, Helicopters


                                       AVIALL SERVICES, INC.


                                       /s/ Charles M. Kienzle
                                       -----------------------------------------
                                       By: Charles M. Kienzle
                                       Title: SVP Operations

                                    EXHIBIT A

Attached is the current list of Products.

ENGINE MODEL                                        PUBLICATION NUMBER            2000 LIST PRICE        2000 REVISION SERVICE
------------                                        ------------------            ---------------        ---------------------
OPERATIONS & MAINTENANCE MANUALS
C18                                                         5W2                        $   179.00                     $ 142.00
C20                                                        10W2                        $   179.00                     $ 142.00
C20R                                                    GTP 5232-2                     $   179.00                     $ 142.00
C28                                                        16W2                        $   179.00                     $ 142.00
C30,S,G,G/2,P,M                                            14W2                        $   179.00                     $ 142.00
C30L,R,U                                                  14W2LRU                      $   179.00                     $ 142.00
B15                                                         6W2                        $   179.00                     $ 142.00
B17                                                        11W2                        $   179.00                     $ 142.00
B17F                                                    GTP 5243-2                     $   179.00                     $ 142.00
C40                                                      CSP 21000                     $   179.00                     $ 142.00
C47M                                                     CSP 21004                     $   179.00                     $ 142.00
C47B                                                     CSP 21001                     $   179.00                     $ 142.00

OVERHAUL MANUALS
C18                                                         5W3                        $   980.00                     $ 630.00
C20                                                        10W3                        $ 1,236.00                     $ 806.00
C20R                                                    GTP 5232-3                     $ 1,236.00                     $ 806.00
C28                                                        16W3                        $   980.00                     $ 630.00
C30                                                        14W3                        $   980.00                     $ 630.00
B15                                                         6W3                        $   980.00                     $ 859.00
B17                                                        11W3                        $   980.00                     $ 630.00
B17F                                                    GTP 5243-3                     $   980.00                     $ 630.00
C40                                                      CWP 22000                     $ 1,236.00                     $ 812.00
C47B                                                     CSP 22001                     $ 1,236.00                     $ 812.00

ILLUSTRATED PARTS CATALOGS
C18                                                         5W4                        $   132.00                     $  87.00
C20                                                        10W4                        $   132.00                     $  87.00
C20R                                                    GTP 5232-4                     $   132.00                     $  87.00
C28                                                        16W4                        $   132.00                     $  87.00
C30,S,G,G/2,P,M                                            14W4                        $   132.00                     $  87.00
C30L,R,U                                                  14W4LRU                      $   132.00                     $  87.00
B15                                                         6W4                        $   132.00                     $  87.00
B17                                                        11W4                        $   132.00                     $  87.00
B17F                                                    GTP 5243-4                     $   132.00                     $  87.00
C47M,B,C40B                                              CSP 23001                     $   132.00                     $  87.00
C30R/3                                                   CSP 23003                     $   132.00                     $  87.00

SERVICE BULLETINS (CURRENT WHEN SHIPPED)
C18                                                     CEB 250C18                     $ 1,005.00
C20                                                     CEB 250C20                     $ 1,005.00
C20R                                                    CEB 250C20R                    $ 1,005.00
C28                                                     CEB 250C28                     $ 1,005.00
C30                                                     CEB 250C30                     $ 1,005.00
B15                                                     CEB 250B15                     $ 1,005.00
B17                                                     CEB 250B17                     $ 1,005.00
B17F                                                    CEB 250B17F                    $ 1,005.00
C40                                                     CEB 250C40                     $ 1,005.00
C47                                                     CEB 250C47                     $ 1,005.00



SERVICE LETTERS SETS (CURRENT WHEN SHIPPED)
C18                                                     CSL 250C18                     $   622.00
C20                                                     CSL 250C20                     $   622.00
C20R                                                    CSL 250C20R                    $   622.00
C28                                                     CSL 250C28                     $   622.00
C30                                                     CSL 250C30                     $   622.00
B15                                                     CSL 250B15                     $   622.00
B17                                                     CSL 250B17                     $   622.00
B17F                                                    CSL 250B17F                    $   622.00
C40                                                     CSL 250C40                     $   622.00
C47M                                                    CSL 250C47                     $   622.00
C47B                                                    CSL 21001                      $   622.00

SUPPORT EQUIPMENT LIST
TURBOSHAFT/PROP                                         GTP 5235                       $   249.00

EXHIBIT A

----------------------------------------------------------------------------
                                             MIN.
                                            ORDER
  PART NUMBER            DESC.               QTY              1999 LIST
----------------------------------------------------------------------------
    AN101006              BOLT                 1                 2.57
----------------------------------------------------------------------------
    AN101007              BOLT                25                 2.63
----------------------------------------------------------------------------
    AN101019              BOLT                10                 8.38
----------------------------------------------------------------------------
    AN101024              BOLT                 2                 5.56
----------------------------------------------------------------------------
    AN101025              BOLT                 1                24.17
----------------------------------------------------------------------------
    AN101034              BOLT                15                13.82
----------------------------------------------------------------------------
    AN101035              BOLT                 5                 7.06
----------------------------------------------------------------------------
    AN101037              BOLT                 2                12.51
----------------------------------------------------------------------------
    AN101126              BOLT                15                 5.23
----------------------------------------------------------------------------
    AN104606              BOLT                25                 3.09
----------------------------------------------------------------------------
    AN104613              BOLT                25                 2.63
----------------------------------------------------------------------------
    AN104614              BOLT                10                 6.17
----------------------------------------------------------------------------
    AN104620              BOLT                25                 2.53
----------------------------------------------------------------------------
    AN104711              BOLT                25                 4.21
----------------------------------------------------------------------------
    AN104722              BOLT                10                 5.31
----------------------------------------------------------------------------
    AN106624              BOLT                10                 8.74
----------------------------------------------------------------------------
    AN107307              BOLT                10                 6.45
----------------------------------------------------------------------------
    AN116964             SCREW                25                 3.31
----------------------------------------------------------------------------
    AN117004             SCREW                 4                18.14
----------------------------------------------------------------------------
    AN121662              PIN                 15                14.84
----------------------------------------------------------------------------
    AN122581             WASHER                1                 1.72
----------------------------------------------------------------------------
    AN122704              PIN                 50                 1.10
----------------------------------------------------------------------------
    AN122706              PIN                 50                 1.89
----------------------------------------------------------------------------
    AN122707              PIN                 50                 1.85
----------------------------------------------------------------------------
    AN125402             RIVET               100                 0.52
----------------------------------------------------------------------------
    AN150206              LOCK                25                 2.40
----------------------------------------------------------------------------
    AN150233              PIN                 10                 2.70
----------------------------------------------------------------------------
    AN150519              STUD                10                 7.50
----------------------------------------------------------------------------
    AN150520              STUD                15                 6.03
----------------------------------------------------------------------------
    AN150521              STUD                15                13.81
----------------------------------------------------------------------------
    AN150522              STUD                15                15.47
----------------------------------------------------------------------------
    AN150523              STUD                 5                 8.11
----------------------------------------------------------------------------
    AN150524              STUD                 5                 8.20
----------------------------------------------------------------------------
    AN150526              STUD                25                 3.53
----------------------------------------------------------------------------
    AN150527              STUD                15                14.40
----------------------------------------------------------------------------
    AN150528              STUD                15                13.72
----------------------------------------------------------------------------
    AN150531              STUD                10                 9.68
----------------------------------------------------------------------------
    AN150532              STUD                50                 4.31
----------------------------------------------------------------------------
    AN150533              STUD                15                16.64
----------------------------------------------------------------------------
    AN150534              STUD                15                22.76
----------------------------------------------------------------------------
    AN150535              STUD                10                 9.96
----------------------------------------------------------------------------
    AN150536              STUD                10                 9.96
----------------------------------------------------------------------------
    AN150538              STUD                10                 9.03
----------------------------------------------------------------------------
    AN150544              STUD                10                 8.36
----------------------------------------------------------------------------
    AN150545              STUD                10                12.75
----------------------------------------------------------------------------

EXHIBIT A

------------------------------------------------------------------------------
                                               MIN.
                                              ORDER
   PART NUMBER             DESC.               QTY              1999 LIST
------------------------------------------------------------------------------
     AN150546               STUD                15                14.87
------------------------------------------------------------------------------
     AN150549               STUD                15                 6.75
------------------------------------------------------------------------------
     AN150550               STUD                15                 5.76
------------------------------------------------------------------------------
     AN150551               STUD                15                 6.22
------------------------------------------------------------------------------
     AN150552               STUD                15                 6.69
------------------------------------------------------------------------------
     AN150553               STUD                15                 6.75
------------------------------------------------------------------------------
     AN150556               STUD                15                 5.29
------------------------------------------------------------------------------
     AN150557               STUD                15                14.46
------------------------------------------------------------------------------
     AN150558               STUD                15                14.11
------------------------------------------------------------------------------
     AN150573               STUD                10                10.58
------------------------------------------------------------------------------
     AN150574               STUD                15                 6.32
------------------------------------------------------------------------------
     AN150575               STUD                10                10.88
------------------------------------------------------------------------------
     AN150577               STUD                10                10.35
------------------------------------------------------------------------------
     AN150578               STUD                10                10.58
------------------------------------------------------------------------------
     AN150586               STUD                15                 3.86
------------------------------------------------------------------------------
     AN150587               STUD                 5                15.22
------------------------------------------------------------------------------
     AN150588               STUD                 5                15.22
------------------------------------------------------------------------------
     AN150591               STUD                10                10.58
------------------------------------------------------------------------------
     AN150592               STUD                15                 6.10
------------------------------------------------------------------------------
     AN150593               STUD                10                13.13
------------------------------------------------------------------------------
     AN150594               STUD                15                16.83
------------------------------------------------------------------------------
     AN150595               STUD                30                10.58
------------------------------------------------------------------------------
     AN150596               STUD                15                10.58
------------------------------------------------------------------------------
     AN150820               STUD                15                 4.23
------------------------------------------------------------------------------
     AN150821               STUD                 2                30.99
------------------------------------------------------------------------------
     AN150825               STUD                15                 4.52
------------------------------------------------------------------------------
     AN150826               STUD                10                 7.71
------------------------------------------------------------------------------
    ANI150827               STUD                15                10.57
------------------------------------------------------------------------------
     AN150828               STUD                15                13.94
------------------------------------------------------------------------------
     AN150829               STUD                10                15.81
------------------------------------------------------------------------------
     AN150830               STUD                 5                14.67
------------------------------------------------------------------------------
     AN150831               STUD                10                 9.68
------------------------------------------------------------------------------
     AN150832               STUD                15                 4.02
------------------------------------------------------------------------------
     AN150833               STUD                10                21.20
------------------------------------------------------------------------------
     AN150834               STUD                15                26.24
------------------------------------------------------------------------------
     AN150835               STUD                 5                18.32
------------------------------------------------------------------------------
     AN150849               STUD                10                 9.09
------------------------------------------------------------------------------
     AN150850               STUD                10                 7.23
------------------------------------------------------------------------------
     AN150851               STUD                10                 9.42
------------------------------------------------------------------------------
     AN150852               STUD                10                 9.89
------------------------------------------------------------------------------
     AN150853               STUD                10                 8.88
------------------------------------------------------------------------------
     AN150854               STUD                10                 9.50
------------------------------------------------------------------------------
     AN150861               STUD                10                 9.68
------------------------------------------------------------------------------
     AN150862               STUD                10                 3.51
------------------------------------------------------------------------------
     AN150863               STUD                 5                31.45
------------------------------------------------------------------------------


EXHIBIT A

------------------------------------------------------------------------------
                                               MIN.
                                              ORDER
    PART NUMBER            DESC.               QTY              1999 LIST
------------------------------------------------------------------------------
      AN150864              STUD                10                20.62
------------------------------------------------------------------------------
      AN150865              STUD                 5                10.74
------------------------------------------------------------------------------
      AN150866              STUD                10                 9.38
------------------------------------------------------------------------------
      AN150939              STUD                 5                10.87
------------------------------------------------------------------------------
      AN150940              STUD                10                 8.03
------------------------------------------------------------------------------
      AN150941              STUD                10                 9.47
------------------------------------------------------------------------------
      AN150942              STUD                10                 9.75
------------------------------------------------------------------------------
      AN150943              STUD                10                 9.47
------------------------------------------------------------------------------
      AN150957              STUD                 5                10.87
------------------------------------------------------------------------------
      AN150958              STUD                10                 5.27
------------------------------------------------------------------------------
      AN150959              STUD                 2                31.25
------------------------------------------------------------------------------
      AN150960              STUD                15                18.98
------------------------------------------------------------------------------
      AN150961              STUD                10                 9.68
------------------------------------------------------------------------------
      AN150962              STUD                10                 9.09
------------------------------------------------------------------------------
      AN150970              STUD                 5                10.27
------------------------------------------------------------------------------
      AN150971              STUD                 4                23.31
------------------------------------------------------------------------------
      AN150972              STUD                 2                30.65
------------------------------------------------------------------------------
      AN151132              STUD                 5                 5.30
------------------------------------------------------------------------------
      AN151133              STUD                10                23.54
------------------------------------------------------------------------------
      AN151134              STUD                10                49.60
------------------------------------------------------------------------------
      AN151324              STUD                15                 4.64
------------------------------------------------------------------------------
      AN151325              STUD                 5                20.24
------------------------------------------------------------------------------
      AN151326              STUD                15                15.27
------------------------------------------------------------------------------
      AN154719              STUD                 5                18.92
------------------------------------------------------------------------------
      AN154720              STUD                15                 8.07
------------------------------------------------------------------------------
      AN154721              STUD                50                 8.23
------------------------------------------------------------------------------
      AN154722              STUD                10                 1.56
------------------------------------------------------------------------------
      AN154723              STUD                25                 1.50
------------------------------------------------------------------------------
     AN173-20A              BOLT                 5                14.80
------------------------------------------------------------------------------
      AN173C10              BOLT                15                 6.71
------------------------------------------------------------------------------
       AN173C6              BOLT                15                 6.05
------------------------------------------------------------------------------
       AN173C7              BOLT                10                 6.44
------------------------------------------------------------------------------
        AN3-3A              BOLT                50                 0.35
------------------------------------------------------------------------------
    AN364-1032              NUT                100                 1.02
------------------------------------------------------------------------------
     AN500D4-4             SCREW                50                 1.41
------------------------------------------------------------------------------
     AN500D4-6             SCREW                50                 1.33
------------------------------------------------------------------------------
   AN501AD10-6             SCREW                50                 1.03
------------------------------------------------------------------------------
  AN502-416-14             SCREW                50                 0.39
------------------------------------------------------------------------------
   AN503-10-10             SCREW                50                 0.93
------------------------------------------------------------------------------
     AN505C5-6             SCREW               100                 0.33
------------------------------------------------------------------------------
     AN6227-17            PACKING                1                 4.38
------------------------------------------------------------------------------
     AN775-16D              BOLT                 1                75.28
------------------------------------------------------------------------------
      AN783-4C              TEE                  1                93.71
------------------------------------------------------------------------------
      AN783-4J              TEE                  1                90.88
------------------------------------------------------------------------------
      AN804-4J              TEE                  2                46.41
------------------------------------------------------------------------------

EXHIBIT A

------------------------------------------------------------------------------
                                               MIN.
                                              ORDER
   PART NUMBER             DESC.               QTY              1999 LIST
------------------------------------------------------------------------------
      AN804C5               TEE                  1                75.55
------------------------------------------------------------------------------
     AN815-5J              UNION                 2                22.16
------------------------------------------------------------------------------
     AN815-6C              UNION                 2                24.90
------------------------------------------------------------------------------
     AN833-3J              ELBOW                 1                71.61
------------------------------------------------------------------------------
     AN833-5J              ELBOW                 2                49.36
------------------------------------------------------------------------------
     AN833-6C              ELBOW                 1                62.94
------------------------------------------------------------------------------
     AN837-3S              ELBOW                 1                86.13
------------------------------------------------------------------------------
     AN837-4C              ELBOW                 2                48.37
------------------------------------------------------------------------------
     AN837-5C              ELBOW                 1                71.06
------------------------------------------------------------------------------
     AN837-5J              ELBOW                 1                58.40
------------------------------------------------------------------------------
     AN837-8J              ELBOW                 1                80.77
------------------------------------------------------------------------------
     AN893-8D             BUSHING                2                40.17
------------------------------------------------------------------------------
     AN919-3C             REDUCER                4                23.75
------------------------------------------------------------------------------
     AN924-3J               NUT                 15                 5.61
------------------------------------------------------------------------------
     AN924-3S               NUT                 10                11.30
------------------------------------------------------------------------------
     AN924-6C               NUT                 10                 7.02
------------------------------------------------------------------------------
     AN929-5J               CAP                 10                 8.57
------------------------------------------------------------------------------
      AN932M3               PLUG                10                 7.69
------------------------------------------------------------------------------
      AN932M5               PLUG                 5                10.63
------------------------------------------------------------------------------
      AN938D4               TEE                  1                30.61
------------------------------------------------------------------------------
      AN939D4              ELBOW                 5                18.00
------------------------------------------------------------------------------
     AN960-06              WASHER               15                 0.66
------------------------------------------------------------------------------
     AN960-10              WASHER              100                 0.04
------------------------------------------------------------------------------
    AN960-716              WASHER              100                 0.15
------------------------------------------------------------------------------
      AN960C6              WASHER               50                 0.06
------------------------------------------------------------------------------
   AN960C816L              WASHER              100                 0.55
------------------------------------------------------------------------------
    AN960C916              WASHER              100                 0.66
------------------------------------------------------------------------------
   AN960C916L              WASHER               50                 1.41
------------------------------------------------------------------------------
  AN960XC916L              WASHER               10                 4.16
------------------------------------------------------------------------------
 AS1033J05050              4 TEE                 1               114.76
------------------------------------------------------------------------------
    AS3068-14               NUT                  1               116.74
------------------------------------------------------------------------------
   AS3085-023             PACKING               50                 1.08
------------------------------------------------------------------------------
   AS3085-170             PACKING               10                27.96
------------------------------------------------------------------------------
   AS3209-024             PACKING                1                 0.64
------------------------------------------------------------------------------
   AS3216-114               RING                10                 2.80
------------------------------------------------------------------------------
   AS3216-124               RING                10                 5.82
------------------------------------------------------------------------------
     MS122054              WASHER              100                 0.08
------------------------------------------------------------------------------
     MS122901              CLAMP                10                 2.42
------------------------------------------------------------------------------
     MS122902              CLAMP                50                 0.82
------------------------------------------------------------------------------
     MS122903              CLAMP                50                 2.33
------------------------------------------------------------------------------
     MS122904              CLAMP                25                 1.12
------------------------------------------------------------------------------
     MS122907              CLAMP                10                 9.10
------------------------------------------------------------------------------
     MS122909              CLAMP                25                 1.74
------------------------------------------------------------------------------
     MS122914              CLAMP                25                 3.38
------------------------------------------------------------------------------
     MS124659             HELICOIL              10                 1.69
------------------------------------------------------------------------------


EXHIBIT A

-------------------------------------------------------------------------------
                                                MIN.
                                               ORDER
     PART NUMBER            DESC.               QTY              1999 LIST
-------------------------------------------------------------------------------
       MS124660             INSERT               50                 1.33
-------------------------------------------------------------------------------
       MS134354              BALL               100                 0.35
-------------------------------------------------------------------------------
   MS16633-4015              RING                20                 2.88
-------------------------------------------------------------------------------
     MS16995-16             SCREW                 1                 1.61
-------------------------------------------------------------------------------
       MS171468              PIN                 50                 1.61
-------------------------------------------------------------------------------
       MS171533              PIN                 50                 0.63
-------------------------------------------------------------------------------
       MS171592              PIN                 50                 0.65
-------------------------------------------------------------------------------
    MS17295-031              STUD                10                 4.64
-------------------------------------------------------------------------------
    MS17295-032              STUD                 5                36.22
-------------------------------------------------------------------------------
    MS17295-033              STUD                 5                11.23
-------------------------------------------------------------------------------
    MS17295-034              STUD                10                 8.73
-------------------------------------------------------------------------------
    MS17301-081              STUD                 5                15.60
-------------------------------------------------------------------------------
    MS17301-082              STUD                 5                95.76
-------------------------------------------------------------------------------
    MS17301-083              STUD                 5                86.45
-------------------------------------------------------------------------------
      MS17825-3              NUT                 10                 8.17
-------------------------------------------------------------------------------
     MS19059-86              BALL                50                 1.78
-------------------------------------------------------------------------------
   MS20365-524A              NUT                100                 0.46
-------------------------------------------------------------------------------
   MS20392-2-29              PIN                 50                 1.81
-------------------------------------------------------------------------------
    MS20435F3-5             RIVET                50                 1.12
-------------------------------------------------------------------------------
   MS20435F4-16             RIVET               100                 0.58
-------------------------------------------------------------------------------
    MS20435F4-8             RIVET                50                 1.30
-------------------------------------------------------------------------------
    MS20435F6-8             RIVET                25                 2.63
-------------------------------------------------------------------------------
    MS20470A2-3             RIVET               100                 0.05
-------------------------------------------------------------------------------
      MS21044N5              NUT                 50                 0.66
-------------------------------------------------------------------------------
      MS21045-3              NUT                 25                 2.74
-------------------------------------------------------------------------------
     MS21056-3W              NUT                  1               144.51
-------------------------------------------------------------------------------
      MS21074-3              NUT                 20                 5.02
-------------------------------------------------------------------------------
      MS21083N3              NUT                 25                 0.55
-------------------------------------------------------------------------------
   MS21092-3003              BOLT                10                12.19
-------------------------------------------------------------------------------
     MS21103-13             CLAMP                10                 2.47
-------------------------------------------------------------------------------
     MS24487D6L             UNION                 2                63.26
-------------------------------------------------------------------------------
      MS24621-7             SCREW                25                 3.83
-------------------------------------------------------------------------------
   MS24665-1013            PIN, COT              50                 0.05
-------------------------------------------------------------------------------
     MS24674-14             SCREW                25                 2.26
-------------------------------------------------------------------------------
     MS24674-18             SCREW                20                 4.14
-------------------------------------------------------------------------------
      MS24678-8             SCREW                10                 6.56
-------------------------------------------------------------------------------
    MS25036-101            TERMINAL              10                 0.76
-------------------------------------------------------------------------------
     MS25171-1S             NIPPLE                5                14.15
-------------------------------------------------------------------------------
      MS27183-6             WASHER              100                 0.05
-------------------------------------------------------------------------------
      MS27183-7             WASHER               15                 6.98
-------------------------------------------------------------------------------
    MS28774-012              RING                25                 0.82
-------------------------------------------------------------------------------
    MS28774-013              RING                 1                 1.44
-------------------------------------------------------------------------------
    MS28775-015             HYDRAULI              1                 0.29
-------------------------------------------------------------------------------
     MS29512-04             PACKING               1                 1.51
-------------------------------------------------------------------------------
     MS29512-14              SEAL                 1                 1.30
-------------------------------------------------------------------------------


EXHIBIT A

-----------------------------------------------------------------------------
                                              MIN.
                                             ORDER
   PART NUMBER            DESC.               QTY              1999 LIST
-----------------------------------------------------------------------------
    MS29512-28           PACKING               25                 1.97
-----------------------------------------------------------------------------
   MS29513-014           PACKING               25                 2.91
-----------------------------------------------------------------------------
   MS29513-019           PACKING                1                 2.57
-----------------------------------------------------------------------------
   MS29513-212           PACKING                1                 2.16
-----------------------------------------------------------------------------
    MS3115-14W           RECEPTAC               1                53.55
-----------------------------------------------------------------------------
     MS3115-8W           RECEPTAC               1                56.24
-----------------------------------------------------------------------------
    MS3367-3-9            STRAP                 1                13.90
-----------------------------------------------------------------------------
    MS3417-10N            CLAMP                 1                25.24
-----------------------------------------------------------------------------
    MS3417-12N            CLAMP                 1                25.28
-----------------------------------------------------------------------------
    MS3417-16N            CLAMP                 1                26.03
-----------------------------------------------------------------------------
    MS3418-14N            CLAMP                 1                29.77
-----------------------------------------------------------------------------
     MS3418-8N            CLAMP                 1                25.87
-----------------------------------------------------------------------------
  MS3459KT8S1S           CONNECTR               1               717.44
-----------------------------------------------------------------------------
   MS35206-241            SCREW               100                 0.16
-----------------------------------------------------------------------------
   MS35276-260            SCREW                50                 1.46
-----------------------------------------------------------------------------
   MS35276-261            SCREW               100                 0.76
-----------------------------------------------------------------------------
   MS35276-263            SCREW                25                 2.29
-----------------------------------------------------------------------------
    MS35333-71            WASHER               50                 0.12
-----------------------------------------------------------------------------
    MS35333-73           LOCKWASH              50                 0.13
-----------------------------------------------------------------------------
    MS51522B4S            ELBOW                 1                80.77
-----------------------------------------------------------------------------
   MS51830-106            INSERT               25                 8.57
-----------------------------------------------------------------------------
    MS51957-15            SCREW                25                 0.33
-----------------------------------------------------------------------------
     MS5195-44             BOLT               100                 0.46
-----------------------------------------------------------------------------
  MS8000E062E1           40 HOSE                1               652.18
-----------------------------------------------------------------------------
     MS9015-03             PLUG                10                17.66
-----------------------------------------------------------------------------
     MS9015-04             PLUG                10                 7.44
-----------------------------------------------------------------------------
     MS9015-06             PLUG                10                 7.29
-----------------------------------------------------------------------------
     MS9016-10           BUSHING               10                12.86
-----------------------------------------------------------------------------
     MS9016-16           BUSHING               10                 9.79
-----------------------------------------------------------------------------
     MS9016-17           BUSHING                2                35.44
-----------------------------------------------------------------------------
     MS9016-18           BUSHING                2                26.08
-----------------------------------------------------------------------------
     MS9016-19           BUSHING                5                16.66
-----------------------------------------------------------------------------
     MS9016-20           BUSHING                5                43.77
-----------------------------------------------------------------------------
     MS9016-21           BUSHING                5                49.15
-----------------------------------------------------------------------------
     MS9020-03           PACKING                1                 1.52
-----------------------------------------------------------------------------
     MS9020-28             SEAL                 1                 3.85
-----------------------------------------------------------------------------
    MS9021-008             SEAL                 1                 2.59
-----------------------------------------------------------------------------
    MS9021-012             SEAL                 1                 3.17
-----------------------------------------------------------------------------
    MS9021-024           PACKING               25                 0.82
-----------------------------------------------------------------------------
     MS9021-10             SEAL                 1                 0.58
-----------------------------------------------------------------------------
    MS9021-232           PACKING                1                 4.71
-----------------------------------------------------------------------------
     MS9024-02            CLAMP                25                 2.18
-----------------------------------------------------------------------------
    MS9047-065             PIN                100                 0.05
-----------------------------------------------------------------------------
    MS9047-068             PIN                100                 0.66
-----------------------------------------------------------------------------
     MS9060-06             BOLT                10                 7.39
-----------------------------------------------------------------------------

EXHIBIT A

-----------------------------------------------------------------------------
                                              MIN.
                                             ORDER
   PART NUMBER            DESC.               QTY              1999 LIST
-----------------------------------------------------------------------------
    MS9060-07              BOLT                10                 7.08
-----------------------------------------------------------------------------
    MS9060-28              BOLT                10                 9.42
-----------------------------------------------------------------------------
    MS9088-06              BOLT                15                 5.70
-----------------------------------------------------------------------------
    MS9088-09              BOLT                15                 5.96
-----------------------------------------------------------------------------
    MS9088-17              BOLT                10                 7.69
-----------------------------------------------------------------------------
    MS9100-05              NUT                  2                27.05
-----------------------------------------------------------------------------
    MS9101-25            BRACKET                4                 6.93
-----------------------------------------------------------------------------
    MS9105-01              PIN                100                 0.83
-----------------------------------------------------------------------------
    MS9105-05              PIN                 25                 2.26
-----------------------------------------------------------------------------
    MS9105-31              PIN                 25                 2.05
-----------------------------------------------------------------------------
    MS9105-57              PIN                 50                 1.81
-----------------------------------------------------------------------------
    MS9165-02            BRACKET               20                 5.28
-----------------------------------------------------------------------------
    MS9165-04            BRACKET               20                 4.65
-----------------------------------------------------------------------------
    MS9165-14            BRACKET                1                24.99
-----------------------------------------------------------------------------
    MS9165-22            BRACKET                5                 1.91
-----------------------------------------------------------------------------
    MS9167-60            BRACKET               25                 2.57
-----------------------------------------------------------------------------
    MS9193-03             NIPPLE                5                49.22
-----------------------------------------------------------------------------
    MS9217-04              BOLT                 2                19.32
-----------------------------------------------------------------------------
    MS9217-05              BOLT                10                 9.20
-----------------------------------------------------------------------------
    MS9217-07              BOLT                20                10.61
-----------------------------------------------------------------------------
    MS9217-12              BOLT                10                 8.96
-----------------------------------------------------------------------------
    MS9217-15              BOLT                10                 7.26
-----------------------------------------------------------------------------
    MS9217-28              BOLT                10                29.15
-----------------------------------------------------------------------------
    MS9218-06              BOLT                10                 7.80
-----------------------------------------------------------------------------
    MS9218-12              BOLT                10                 8.41
-----------------------------------------------------------------------------
    MS9218-16              BOLT                10                 9.94
-----------------------------------------------------------------------------
    MS9218-20              BOLT                 2                38.14
-----------------------------------------------------------------------------
    MS9218-23              BOLT                 1                63.67
-----------------------------------------------------------------------------
   MS9241-020            PACKING                1                 1.24
-----------------------------------------------------------------------------
    MS9245-24              PIN                100                 0.37
-----------------------------------------------------------------------------
    MS9360-09              NUT                  2                23.83
-----------------------------------------------------------------------------
    MD9365-09            BRACKET               10                 5.49
-----------------------------------------------------------------------------
    MS9365-13            BRACKET                5                 5.28
-----------------------------------------------------------------------------
   MS9372-023              SEAL                10                 9.37
-----------------------------------------------------------------------------
    MS9395-04            BRACKET                1                 4.23
-----------------------------------------------------------------------------
    MS9432-05              BOLT                10                12.04
-----------------------------------------------------------------------------
    MS9451-23              BOLT                 5                83.49
-----------------------------------------------------------------------------
    MS9452-17              BOLT                 1                22.27
-----------------------------------------------------------------------------
    MS9486-01              PIN                 50                 1.03
-----------------------------------------------------------------------------
    MS9486-06              PIN                 50                 1.44
-----------------------------------------------------------------------------
    MS9486-07              PIN                 30                 2.19
-----------------------------------------------------------------------------
    MS9486-76              PIN                 10                 6.58
-----------------------------------------------------------------------------
    MS9489-10              BOLT                 5                 3.09
-----------------------------------------------------------------------------
    MS9489-16              BOLT                10                 3.51
-----------------------------------------------------------------------------
    MS9489-20              BOLT                 5                12.57
-----------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      MS9489-27               BOLT                50                 9.34
--------------------------------------------------------------------------------
      MS9490-26               BOLT                10                12.51
--------------------------------------------------------------------------------
      MS9501-20               BOLT                 3                24.69
--------------------------------------------------------------------------------
      MS9529-06               BOLT                 5                15.24
--------------------------------------------------------------------------------
     MS9552-020             BRACKET                5                 6.19
--------------------------------------------------------------------------------
     MS9552-026             BRACKET                1                 6.19
--------------------------------------------------------------------------------
     MS9552-032             BRACKET                3                23.73
--------------------------------------------------------------------------------
      MS9555-07               BOLT                10                 4.68
--------------------------------------------------------------------------------
      MS9555-09              SCREW                 5                13.45
--------------------------------------------------------------------------------
      MS9556-24               BOLT                 5                10.11
--------------------------------------------------------------------------------
      MS9556-32               BOLT                 6                 4.47
--------------------------------------------------------------------------------
      MS9564-02              SCREW                 3                16.78
--------------------------------------------------------------------------------
      MS9564-03              SCREW                 5                20.29
--------------------------------------------------------------------------------
      MS9565-04               BOLT                10                 7.34
--------------------------------------------------------------------------------
      MS9565-06               BOLT                10                 7.62
--------------------------------------------------------------------------------
      MS9566-24               BOLT                10                47.37
--------------------------------------------------------------------------------
      MS9574-05               BOLT                 2                24.72
--------------------------------------------------------------------------------
      MS9584-04               BOLT                 5                12.75
--------------------------------------------------------------------------------
      MS9584-05               BOLT                 5                19.27
--------------------------------------------------------------------------------
     MS9592-052             BRACKET                1                28.72
--------------------------------------------------------------------------------
     MS9592-130             BRACKET               10                 5.12
--------------------------------------------------------------------------------
     MS9592-133             BRACKET                4                21.77
--------------------------------------------------------------------------------
     MS9592-137             BRACKET                1                 3.50
--------------------------------------------------------------------------------
     MS9592-138             BRACKET               10                 7.85
--------------------------------------------------------------------------------
     MS9592-210             BRACKET               10                 6.04
--------------------------------------------------------------------------------
     MS9592-214             BRACKET                5                11.49
--------------------------------------------------------------------------------
     MS9593-015             BRACKET                5                 5.65
--------------------------------------------------------------------------------
     MS9593-074             BRACKET                5                 5.48
--------------------------------------------------------------------------------
     MS9593-314             BRACKET                5                 4.84
--------------------------------------------------------------------------------
     MS9593-546             BRACKET                5                 4.97
--------------------------------------------------------------------------------
     MS9602-010             BRACKET                1                13.58
--------------------------------------------------------------------------------
     MS9602-073             BRACKET                1                58.21
--------------------------------------------------------------------------------
      MS9705-14               BOLT                10                24.86
--------------------------------------------------------------------------------
      MS9902-08               PLUG                 1                71.80
--------------------------------------------------------------------------------
      M23053/6A              TUBING                8                 5.63
--------------------------------------------------------------------------------
   M25988/1-012             PACKING                1                 0.46
--------------------------------------------------------------------------------
   M25988/1-015             PACKING                1                 0.66
--------------------------------------------------------------------------------
   M25988/1-016             PACKING                1                 0.89
--------------------------------------------------------------------------------
   M25988/1-017             PACKING                1                 0.97
--------------------------------------------------------------------------------
   M25988/1-019             PACKING                1                 0.99
--------------------------------------------------------------------------------
   M25988/1-023             PACKING                1                 1.33
--------------------------------------------------------------------------------
   M25988/1-138             PACKING                1                 4.26
--------------------------------------------------------------------------------
   M25988/1-142             PACKING                1                 5.08
--------------------------------------------------------------------------------
   M25988/1-232             PACKING                1                 8.77
--------------------------------------------------------------------------------
   M25988/1-905             PACKING                1                 0.56
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
    M25988/4-904            PACKING                1                 0.59
--------------------------------------------------------------------------------
    M27426-1108D            RETAIN R               1                49.49
--------------------------------------------------------------------------------
    M27500-20RB2           T14 CABLE              10                 3.70
--------------------------------------------------------------------------------
    M39006/21-01           8 CAPACIT               1                78.29
--------------------------------------------------------------------------------
    M39006/21-01           0 CAPACIT               1                78.29
--------------------------------------------------------------------------------
    M83248/1-122            PACKING                1                 1.15
--------------------------------------------------------------------------------
    M83723-13R08           3N CONNECT              1                87.18
--------------------------------------------------------------------------------
    M83723-15A08            CONNECTR               1                28.38
--------------------------------------------------------------------------------
    M83723-28-20              SEAL                25                 0.82
--------------------------------------------------------------------------------
    M83723-75R08          3-6 CONNECT              1                99.82
--------------------------------------------------------------------------------
    M83723-75R08           3N CONNECT              1               114.22
--------------------------------------------------------------------------------
    M83723-75R14           5N CONNECT              1               160.41
--------------------------------------------------------------------------------
    M83723/61-20           R CONNECT               1                80.45
--------------------------------------------------------------------------------
    M83723/61-21           R CONNECT               1                80.94
--------------------------------------------------------------------------------
    M83723/61-21           R RECEPTA               1                75.62
--------------------------------------------------------------------------------
    M83723/61-28            RECEPTA                1                75.79
--------------------------------------------------------------------------------
    NAS1057T3-13            9 SPACER               4                23.63
--------------------------------------------------------------------------------
    NAS1057W3-01            2 SPACER              10                10.69
--------------------------------------------------------------------------------
    NAS1057W3-07            5 SPACER              10                22.82
--------------------------------------------------------------------------------
    NAS1149CN616            R WASHER               1                 0.20
--------------------------------------------------------------------------------
    NAS1149C0532            R WASHER               1                 0.05
--------------------------------------------------------------------------------
      NAS1163-2N             SCREW                 2                32.78
--------------------------------------------------------------------------------
    NAS1352N3H12             SCREW                 1                13.78
--------------------------------------------------------------------------------
       NAS1394-3             INSERT               15                 6.34
--------------------------------------------------------------------------------
      NAS1394-3L             INSERT               15                 6.80
--------------------------------------------------------------------------------
       NAS1394-5             INSERT               10                 9.94
--------------------------------------------------------------------------------
      NAS1395-3L             INSERT               10                 8.97
--------------------------------------------------------------------------------
      NAS1593-15            PACKING                1                31.16
--------------------------------------------------------------------------------
       NAS1745-2             SPLICE               10                 3.80
--------------------------------------------------------------------------------
       NAS1745-4             SPLICE               10                 5.56
--------------------------------------------------------------------------------
      NAS43DD1-8             SPACER                5                 1.17
--------------------------------------------------------------------------------
        NAS509-7              NUT                 10                11.98
--------------------------------------------------------------------------------
       NAS509-9C              NUT                  5                39.29
--------------------------------------------------------------------------------
        NAS617-5             PACKING               1                 2.88
--------------------------------------------------------------------------------
      NAS813-16Y               CAP                50                 0.25
--------------------------------------------------------------------------------
        NAS814-3              CAP                100                 0.14
--------------------------------------------------------------------------------
       NAS814-4B              CAP                 10                 0.02
--------------------------------------------------------------------------------
      NAS815-16A              PLUG                15                 0.46
--------------------------------------------------------------------------------
       NAS816-11              CAP                 50                 0.12
--------------------------------------------------------------------------------
       NAS816-17              CAP                 25                 1.33
--------------------------------------------------------------------------------
       NAS816-23              CAP                100                 0.05
--------------------------------------------------------------------------------
       NAS816-29              CAP                100                 0.03
--------------------------------------------------------------------------------
       NAS816-33              CAP                100                 0.05
--------------------------------------------------------------------------------
       NAS816-53              CAP                100                 0.03
--------------------------------------------------------------------------------
        02-15097             SHAFT                 1              1629.94
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
         1N5550              DIODE                 5                 7.34
--------------------------------------------------------------------------------
   1730791-02-4            1 ELEMENT               1               255.96
--------------------------------------------------------------------------------
       23000431               NUT                  1                62.49
--------------------------------------------------------------------------------
       23000469               RING                 1                61.96
--------------------------------------------------------------------------------
       23001756              SCREW                10                 0.57
--------------------------------------------------------------------------------
       23001783              ELBOW                 1               251.53
--------------------------------------------------------------------------------
       23001801               NUT                  1               511.00
--------------------------------------------------------------------------------
       23001804               TUBE                 1               197.95
--------------------------------------------------------------------------------
       23001806              PLATE                 1              1890.63
--------------------------------------------------------------------------------
       23001815               RING                 1              1143.22
--------------------------------------------------------------------------------
       23001816               KEY                  1               292.01
--------------------------------------------------------------------------------
       23001819              NOZZLE                1               329.14
--------------------------------------------------------------------------------
       23001822               TUBE                 1               160.63
--------------------------------------------------------------------------------
       23001826               TUBE                 1               137.25
--------------------------------------------------------------------------------
       23001829              PLATE                 5                19.82
--------------------------------------------------------------------------------
       23001832              NOZZLE                1               926.58
--------------------------------------------------------------------------------
       23001839              NOZZLE                1               310.68
--------------------------------------------------------------------------------
       23001843             BRACKET                5                11.25
--------------------------------------------------------------------------------
       23001846               TUBE                 1               138.35
--------------------------------------------------------------------------------
       23001924              INSERT               25                 1.84
--------------------------------------------------------------------------------
       23001925              NOZZLE                1              1298.09
--------------------------------------------------------------------------------
       23001926              NOZZLE                1              1424.16
--------------------------------------------------------------------------------
     23001928-0               STUD                 1                69.24
--------------------------------------------------------------------------------
     23001928-1               STUD                 1                78.34
--------------------------------------------------------------------------------
     23001928-2               STUD                 1                89.76
--------------------------------------------------------------------------------
     23001928-3               STUD                 1               178.85
--------------------------------------------------------------------------------
     23001928-4               STUD                 1               178.85
--------------------------------------------------------------------------------
     23001928-5               STUD                 1               178.85
--------------------------------------------------------------------------------
     23001929-1               STUD                 1               244.22
--------------------------------------------------------------------------------
     23001929-2               STUD                 1               257.66
--------------------------------------------------------------------------------
     23001929-3               STUD                 1               260.09
--------------------------------------------------------------------------------
     23001929-4               STUD                 1               287.53
--------------------------------------------------------------------------------
     23001929-5               STUD                 1               296.13
--------------------------------------------------------------------------------
       23001946               RING                 2                36.65
--------------------------------------------------------------------------------
       23001949             BEARING                1               835.80
--------------------------------------------------------------------------------
       23001955             INDICATO               1               713.22
--------------------------------------------------------------------------------
       23001959             BEARING                1                87.72
--------------------------------------------------------------------------------
       23001967              WHEEL                 1              9557.98
--------------------------------------------------------------------------------
       23001981               KIT                  1              3580.69
--------------------------------------------------------------------------------
       23001986               TUBE                 1               318.03
--------------------------------------------------------------------------------
       23003100              PICKUP                1              2667.07
--------------------------------------------------------------------------------
       23003101               BOLT                 1               271.58
--------------------------------------------------------------------------------
    23003102-01             ORIFICE                1               279.41
--------------------------------------------------------------------------------
    23003102-02             ORIFICE                1               280.75
--------------------------------------------------------------------------------
    23003102-03             ORIFICE                1               198.99
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
   23003102-04              ORIFICE                1               198.99
--------------------------------------------------------------------------------
      23003108               SPACER                1               225.90
--------------------------------------------------------------------------------
      23003109              CHAMBER                1               747.31
--------------------------------------------------------------------------------
      23003110               SPACER                1               217.28
--------------------------------------------------------------------------------
      23003111               SPACER                5                35.56
--------------------------------------------------------------------------------
      23003113                NUT                  2                26.37
--------------------------------------------------------------------------------
      23003130               COVER                 1                63.36
--------------------------------------------------------------------------------
      23003142              BEARING                1               222.00
--------------------------------------------------------------------------------
      23003143               FILTER                1              4216.75
--------------------------------------------------------------------------------
      23003739              OP-AMPLF               1                 6.85
--------------------------------------------------------------------------------
      23003741              OP-AMPLF               1                 4.20
--------------------------------------------------------------------------------
      23003742              OP-AMPLF               1                12.95
--------------------------------------------------------------------------------
      23004111               GASKET                1                 2.61
--------------------------------------------------------------------------------
      23004130              TRANSIST               1                 2.44
--------------------------------------------------------------------------------
      23004157              TRANSDCR               1                15.94
--------------------------------------------------------------------------------
      23004201                KIT                  1              1448.26
--------------------------------------------------------------------------------
      23004203                SEAL                 1               722.48
--------------------------------------------------------------------------------
      23004204               COVER                 1               114.19
--------------------------------------------------------------------------------
      23004205               COVER                 1                50.05
--------------------------------------------------------------------------------
      23004206                RING                 1              1521.63
--------------------------------------------------------------------------------
      23004207              DIAPHRAG               1               355.16
--------------------------------------------------------------------------------
      23004208              DIAPHRAG               1               826.98
--------------------------------------------------------------------------------
      23004214                KEY                  5               148.81
--------------------------------------------------------------------------------
      23004223               WHEEL                 1              6874.29
--------------------------------------------------------------------------------
      23004224              BRACKET                1               650.88
--------------------------------------------------------------------------------
      23004230                TUBE                 1               211.64
--------------------------------------------------------------------------------
      23004241              BRACKET                4                21.75
--------------------------------------------------------------------------------
      23004248              SPLITTER               1              1096.41
--------------------------------------------------------------------------------
      23004498               COVER                 1               154.39
--------------------------------------------------------------------------------
      23004505               SHAFT                 1              7127.82
--------------------------------------------------------------------------------
      23004515                RING                 2                40.29
--------------------------------------------------------------------------------
      23004528              SWIRLER                1              1780.60
--------------------------------------------------------------------------------
      23004529                DOME                 1              1517.87
--------------------------------------------------------------------------------
      23004534                CUP                  2                50.72
--------------------------------------------------------------------------------
    23004552-1                SEAL                 1              1194.92
--------------------------------------------------------------------------------
    23004552-2                SEAL                 1              1194.92
--------------------------------------------------------------------------------
      23004553              BEARING                1               769.71
--------------------------------------------------------------------------------
      23004554              BEARING                1              1214.28
--------------------------------------------------------------------------------
      23004560               SHIELD                1               443.34
--------------------------------------------------------------------------------
      23004561               SHIELD                1               694.65
--------------------------------------------------------------------------------
      23004562              CHAMBER                1               622.11
--------------------------------------------------------------------------------
      23004596                TUBE                 1               120.62
--------------------------------------------------------------------------------
      23004597                TUBE                 1               139.43
--------------------------------------------------------------------------------
      23004822              CONTROL                1              6006.40
--------------------------------------------------------------------------------
      23004826              FITTING                2               207.97
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      23004962              GASKET S               5                 1.08
--------------------------------------------------------------------------------
      23004964              BRACKET                1               217.77
--------------------------------------------------------------------------------
      23005203              FITTING                2               134.54
--------------------------------------------------------------------------------
      23005205                HOSE                 1               198.92
--------------------------------------------------------------------------------
      23005218                RING                 1              1143.22
--------------------------------------------------------------------------------
      23005224                TUBE                 1               123.19
--------------------------------------------------------------------------------
      23005229              BRACKET                1               883.89
--------------------------------------------------------------------------------
      23005267                RACE                 1               253.03
--------------------------------------------------------------------------------
      23005268                TUBE                 1               214.77
--------------------------------------------------------------------------------
      23005269                TUBE                 1               172.56
--------------------------------------------------------------------------------
    23005271-1              ADAPTER                1              2172.80
--------------------------------------------------------------------------------
    23005271-2              ADAPTER                1              2172.80
--------------------------------------------------------------------------------
    23005271-3              ADAPTER                1              2172.80
--------------------------------------------------------------------------------
      23005273               SPACER                1               105.19
--------------------------------------------------------------------------------
      23005287                PLUG                 1               440.36
--------------------------------------------------------------------------------
    23005291-1              ADAPTER                1               140.86
--------------------------------------------------------------------------------
    23005291-2             ADAPTER                 1               229.95
--------------------------------------------------------------------------------
      23005292               ELBOW                 1                78.36
--------------------------------------------------------------------------------
      23005297              HOUSING                1             22562.01
--------------------------------------------------------------------------------
      23005366               VALVE                 1              5587.72
--------------------------------------------------------------------------------
      23005367               VALVE                 1              6040.38
--------------------------------------------------------------------------------
      23005368                BODY                 1              1135.14
--------------------------------------------------------------------------------
      23005369                BODY                 1              2379.69
--------------------------------------------------------------------------------
      23005396              BRACKET                1               190.01
--------------------------------------------------------------------------------
      23005462                SEAL                 1              1825.55
--------------------------------------------------------------------------------
      23005667                TUBE                 1               143.52
--------------------------------------------------------------------------------
      23005680                NUT                  1               195.12
--------------------------------------------------------------------------------
      23005682                RING                 1               639.32
--------------------------------------------------------------------------------
      23005690                BOLT                 8                55.44
--------------------------------------------------------------------------------
      23005696                PIN                 10                 9.79
--------------------------------------------------------------------------------
      23005719               COVER                 1               324.25
--------------------------------------------------------------------------------
      23005720               COVER                 2                41.45
--------------------------------------------------------------------------------
      23005728              BRACKET                1               189.13
--------------------------------------------------------------------------------
      23005735               SHAFT                 1             11283.23
--------------------------------------------------------------------------------
      23005741               COVER                 1               216.53
--------------------------------------------------------------------------------
      23005742               COVER                 1               105.20
--------------------------------------------------------------------------------
      23005743              BLANKET                1               453.56
--------------------------------------------------------------------------------
      23005746              BEARING                1               481.23
--------------------------------------------------------------------------------
      23005747              BEARING                1               444.71
--------------------------------------------------------------------------------
      23005749              BEARING                1               170.87
--------------------------------------------------------------------------------
      23006266              IGNITER                1              1351.67
--------------------------------------------------------------------------------
   23006590-01                NUT                  2                24.87
--------------------------------------------------------------------------------
      23007007              CHAMBER                1              1846.76
--------------------------------------------------------------------------------
      23007011                KIT                  1             22816.77
--------------------------------------------------------------------------------
      23007151              BEARING                1               171.13
--------------------------------------------------------------------------------


EXHIBIT A

------------------------------------------------------------------------------
                                               MIN.
                                              ORDER
   PART NUMBER             DESC.               QTY              1999 LIST
------------------------------------------------------------------------------
     23007152             BEARING                1                 797.20
------------------------------------------------------------------------------
     23007153               TUBE                 1                 155.07
------------------------------------------------------------------------------
     23007157             BEARING                1                1058.54
------------------------------------------------------------------------------
     23007164             BRACKET                1                 199.18
------------------------------------------------------------------------------
     23007182               TUBE                 1                1344.39
------------------------------------------------------------------------------
     23007189              NOZZLE                1                5854.76
------------------------------------------------------------------------------
     23007190               PIN                  2                  39.43
------------------------------------------------------------------------------
     23007202             BEARING                1                 460.16
------------------------------------------------------------------------------
     23007208             DIFFUSER               1               26020.43
------------------------------------------------------------------------------
     23007210             DIFFUSER               1               29876.58
------------------------------------------------------------------------------
     23007217              MOUNT                 1                4286.00
------------------------------------------------------------------------------
     23007219               PLUG                 1                  80.79
------------------------------------------------------------------------------
     23007220               RING                 1                 928.66
------------------------------------------------------------------------------
     23007222               RING                 1                 793.14
------------------------------------------------------------------------------
     23007243               JET                  1                 331.32
------------------------------------------------------------------------------
     23007246              SHAFT                 1                5151.25
------------------------------------------------------------------------------
     23007247              SHAFT                 1                2083.66
------------------------------------------------------------------------------
     23007248              SHAFT                 1                4051.77
------------------------------------------------------------------------------
     23007500              PICKUP                1                3144.46
------------------------------------------------------------------------------
     23007531             FERRULE                1                 126.45
------------------------------------------------------------------------------
     23007826              VALVE                 1                1593.50
------------------------------------------------------------------------------
     23007827              VALVE                 1                2006.92
------------------------------------------------------------------------------
     23007979              PICKUP                1                1982.49
------------------------------------------------------------------------------
     23007981              PICKUP                1                2695.44
------------------------------------------------------------------------------
     23007991             FERRULE                1                  52.77
------------------------------------------------------------------------------
     23007993             FITTING                1                 138.56
------------------------------------------------------------------------------
     23007995              PLATE                 1                 220.90
------------------------------------------------------------------------------
     23007996               TUBE                 1                  98.59
------------------------------------------------------------------------------
     23008001               SHIM                10                   8.81
------------------------------------------------------------------------------
     23008002               SHIM                10                   9.29
------------------------------------------------------------------------------
   23008008-1             BUSHING                1                  84.26
------------------------------------------------------------------------------
   23008008-2             BUSHING                1                 105.54
------------------------------------------------------------------------------
   23008008-3             BUSHING                1                  81.95
------------------------------------------------------------------------------
     23008018              SHAFT                 5                  34.06
------------------------------------------------------------------------------
     23008020               BOLT                 1                 187.36
------------------------------------------------------------------------------
     23008030               BOLT                 1                 463.94
------------------------------------------------------------------------------
     23008036               TUBE                 1                 401.55
------------------------------------------------------------------------------
     23008037               CONE                 1                 314.90
------------------------------------------------------------------------------
     23008038              BAFFLE                1                 197.14
------------------------------------------------------------------------------
     23008039             CYLINDER               1                 317.23
------------------------------------------------------------------------------
     23008054              NOZZLE                1               12453.31
------------------------------------------------------------------------------
     23008057             DOUBLER                1                 219.62
------------------------------------------------------------------------------
     23008065             BEARING                1                 255.86
------------------------------------------------------------------------------
     23008072              SPACER                5                  19.89
------------------------------------------------------------------------------
     23008096               TUBE                 1                 324.74
------------------------------------------------------------------------------

EXHIBIT A

-------------------------------------------------------------------------------
                                                MIN.
                                               ORDER
   PART NUMBER              DESC.               QTY              1999 LIST
-------------------------------------------------------------------------------
   23008250-5              STANDOFF               1                  16.10
-------------------------------------------------------------------------------
     23008413                TUBE                 1                1930.64
-------------------------------------------------------------------------------
     23009453                TUBE                 1                  97.58
-------------------------------------------------------------------------------
   23008454-1              BUSHING                1                  88.52
-------------------------------------------------------------------------------
   23008454-2              BUSHING                1                  82.20
-------------------------------------------------------------------------------
   23008454-3              BUSHING                1                 138.01
-------------------------------------------------------------------------------
     23008457                PUMP                 1               11629.77
-------------------------------------------------------------------------------
     23008458                BODY                 1                2033.33
-------------------------------------------------------------------------------
     23008469              BEARING                1                 275.09
-------------------------------------------------------------------------------
   23008495-1              ORIFICE                1                 153.89
-------------------------------------------------------------------------------
   23008495-2              ORIFICE                1                 182.59
-------------------------------------------------------------------------------
   23008495-3              ORIFICE                1                 182.59
-------------------------------------------------------------------------------
   23008495-4              ORIFICE                1                 182.59
-------------------------------------------------------------------------------
   23008495-5              ORIFICE                1                 182.59
-------------------------------------------------------------------------------
   23008495-6              ORIFICE                1                 182.59
-------------------------------------------------------------------------------
     23008555              BLANKET                1                 610.81
-------------------------------------------------------------------------------
     23008579               SHAFT                 1               11619.54
-------------------------------------------------------------------------------
     23008614               LINER                 1               10264.97
-------------------------------------------------------------------------------
     23008648                TUBE                 1                 128.42
-------------------------------------------------------------------------------
     23009167              RAN ACCM               1                  61.66
-------------------------------------------------------------------------------
     23009342                RING                 1                 125.15
-------------------------------------------------------------------------------
     23009557                BOLT                 4                  22.58
-------------------------------------------------------------------------------
     23009568              ADAPTER                1                 895.73
-------------------------------------------------------------------------------
     23009574                PLUG                 1                 154.54
-------------------------------------------------------------------------------
     23009586                RING                 1                  26.69
-------------------------------------------------------------------------------
     23009590                RING                 5                  11.32
-------------------------------------------------------------------------------
     23009596              SUPPORT                1               14469.04
-------------------------------------------------------------------------------
     23009608               WASHER                1                 101.49
-------------------------------------------------------------------------------
     23009609              BEARING                1                2293.29
-------------------------------------------------------------------------------
     23009615               WASHER                2                  17.46
-------------------------------------------------------------------------------
     23009626                KIT                  1                 127.76
-------------------------------------------------------------------------------
     23009630               PLATE                 1                 875.93
-------------------------------------------------------------------------------
     23009648                TUBE                 1                 142.34
-------------------------------------------------------------------------------
     23009670              BEARING                1                2793.14
-------------------------------------------------------------------------------
     23009749                GEAR                 1                9996.14
-------------------------------------------------------------------------------
     23009813                STUD                10                  27.00
-------------------------------------------------------------------------------
     23009851              TERMINAL               1                 277.56
-------------------------------------------------------------------------------
     23009870               COVER                 1                 379.33
-------------------------------------------------------------------------------
     23009871               GASKET                1                  58.04
-------------------------------------------------------------------------------
     23030393              HOUSING                1                1463.22
-------------------------------------------------------------------------------
     23030644               LEVER                 1                1769.94
-------------------------------------------------------------------------------
  23030799-16                CAP                 50                   0.18
-------------------------------------------------------------------------------
     23030844               NOZZLE                1               11714.11
-------------------------------------------------------------------------------
     23030880               FILTER                1                 475.83
-------------------------------------------------------------------------------
     23030895               FLANGE                1                4550.71
-------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      23030911                CASE                 1               16728.41
--------------------------------------------------------------------------------
      23030931                TUBE                 1                 144.36
--------------------------------------------------------------------------------
      23030974              ADAPTER                1                1196.11
--------------------------------------------------------------------------------
      23030975              IMPELLER               1               54021.14
--------------------------------------------------------------------------------
      23030976              IMPELLER               1               53528.40
--------------------------------------------------------------------------------
      23030977               CLAMP                 1                 356.47
--------------------------------------------------------------------------------
    23030978-1                SEAL                 1                1503.91
--------------------------------------------------------------------------------
    23030978-2                SEAL                 1                1503.91
--------------------------------------------------------------------------------
      23030979               CLAMP                 1                 208.33
--------------------------------------------------------------------------------
      23030980                TEE                  1                 185.65
--------------------------------------------------------------------------------
      23030981                NUT                  1                 112.60
--------------------------------------------------------------------------------
      23030982                NUT                  1                 246.10
--------------------------------------------------------------------------------
      23030986              SEPARATO               1                1754.37
--------------------------------------------------------------------------------
      23030988               SHAFT                 1                 266.74
--------------------------------------------------------------------------------
      23030989                GEAR                 1                 564.26
--------------------------------------------------------------------------------
      23030990              GEARSHAF               1                1940.54
--------------------------------------------------------------------------------
      23030993              COUPLING               1                 643.54
--------------------------------------------------------------------------------
      23030999                BODY                 1                1810.91
--------------------------------------------------------------------------------
      23031200                BODY                 1                1984.65
--------------------------------------------------------------------------------
      23031216              BEARING                1                1051.49
--------------------------------------------------------------------------------
      23031218                TUBE                 1                 151.78
--------------------------------------------------------------------------------
      23031247                TUBE                 1                 492.74
--------------------------------------------------------------------------------
      23031260              CASE ASY               1               13681.13
--------------------------------------------------------------------------------
    23031268-2                CAGE                 1                3285.06
--------------------------------------------------------------------------------
    23031268-3                CAGE                 1                3285.06
--------------------------------------------------------------------------------
      23031291               PLATE                 1                1368.07
--------------------------------------------------------------------------------
      23031296              HOUSING                1               22552.88
--------------------------------------------------------------------------------
      23031401              HOUSING                1               25461.14
--------------------------------------------------------------------------------
      23031404              HOUSING                1               22552.88
--------------------------------------------------------------------------------
      23031415                DOME                 1                 134.21
--------------------------------------------------------------------------------
      23031419               PLATE                 1                 807.92
--------------------------------------------------------------------------------
      23031467               PLATE                 1                 435.53
--------------------------------------------------------------------------------
      23031478              BEARING                1                1430.80
--------------------------------------------------------------------------------
      23031489               NOZZLE                1                 849.54
--------------------------------------------------------------------------------
    23031491-1                PLUG                 1                 140.03
--------------------------------------------------------------------------------
    23031491-2                PLUG                 1                 194.02
--------------------------------------------------------------------------------
    23031491-3                PLUG                 1                  85.20
--------------------------------------------------------------------------------
    23031491-4                PLUG                 1                 315.81
--------------------------------------------------------------------------------
    23031491-5                PLUG                 1                  88.70
--------------------------------------------------------------------------------
      23031494                SEAL                 1                1048.36
--------------------------------------------------------------------------------
      23031496              BEARING                1                2242.00
--------------------------------------------------------------------------------
      23031497              BEARING                1                1992.08
--------------------------------------------------------------------------------
      23031507               WASHER               10                   3.00
--------------------------------------------------------------------------------
      23031869               PLATE                 1                1479.50
--------------------------------------------------------------------------------
   23031904-05              SLEEVING               1                 157.59
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
    23031904-07             SLEEVING               1                 60.17
--------------------------------------------------------------------------------
       23031909               RING                 1               5311.01
--------------------------------------------------------------------------------
       23031917               NUT                  1                158.22
--------------------------------------------------------------------------------
       23031918             TUBE AS                1               1452.30
--------------------------------------------------------------------------------
       23031919             TUBE AS                1               1778.20
--------------------------------------------------------------------------------
       23031922              SHAFT                 1               3115.36
--------------------------------------------------------------------------------
       23031934             DIAPHRGM               1               3604.80
--------------------------------------------------------------------------------
       23031938              NOZZLE                1               7095.75
--------------------------------------------------------------------------------
       23032241             GOVERNOR               1               9710.78
--------------------------------------------------------------------------------
       23032255               TUBE                 1                189.17
--------------------------------------------------------------------------------
       23032264              NOZZLE                1               9145.20
--------------------------------------------------------------------------------
       23032268             FITTING                1                130.54
--------------------------------------------------------------------------------
       23032277               BOSS                 6                112.94
--------------------------------------------------------------------------------
       23032280              WHEEL                 1              10295.67
--------------------------------------------------------------------------------
     23032283-1               CAGE                 1               2533.60
--------------------------------------------------------------------------------
     23032283-2               CAGE                 1               2533.60
--------------------------------------------------------------------------------
     23032283-3               CAGE                 1               2533.60
--------------------------------------------------------------------------------
       23032326             FIREWALL               1               3336.02
--------------------------------------------------------------------------------
       23032327               SEAL                 1               1459.42
--------------------------------------------------------------------------------
       23032328               SEAL                 1                233.63
--------------------------------------------------------------------------------
       23032344             GEARSHAF               1               6163.95
--------------------------------------------------------------------------------
       23032345             COUPLING               1               2139.75
--------------------------------------------------------------------------------
       23032621              WHEEL                 1               5896.21
--------------------------------------------------------------------------------
       23032623              WHEEL                 1               6056.52
--------------------------------------------------------------------------------
       23032626             DIFFUSER               1              13746.09
--------------------------------------------------------------------------------
       23032630               CASE                 1              49536.90
--------------------------------------------------------------------------------
       23032631               VANE                 1               3235.90
--------------------------------------------------------------------------------
       23032632               VANE                 1               3235.90
--------------------------------------------------------------------------------
       23032633               VANE                 1               3235.90
--------------------------------------------------------------------------------
       23032634               VANE                 1               3235.90
--------------------------------------------------------------------------------
       23032941               TUBE                 1                499.99
--------------------------------------------------------------------------------
       23032942              INSERT                1                121.19
--------------------------------------------------------------------------------
       23032943              FLANGE                1                595.52
--------------------------------------------------------------------------------
       23032944             ADAPTER                1                313.75
--------------------------------------------------------------------------------
       23032947               STOP                 1                398.45
--------------------------------------------------------------------------------
       23032949               KIT                  1               4198.38
--------------------------------------------------------------------------------
       23033109             SUPPORT                1              57867.99
--------------------------------------------------------------------------------
       23033126              BAFFLE                1                409.73
--------------------------------------------------------------------------------
       23033251             CONTROL                1               9212.25
--------------------------------------------------------------------------------
       23033359              TUBE                  1                238.77
--------------------------------------------------------------------------------
    23033399-01              BOLT                  3                 35.11
--------------------------------------------------------------------------------
    23033399-02              BOLT                  3                 46.21
--------------------------------------------------------------------------------
    23033399-03              BOLT                  2                 27.21
--------------------------------------------------------------------------------
    23033399-04              BOLT                  2                 25.90
--------------------------------------------------------------------------------
       23033400              FILTER                1                711.79
--------------------------------------------------------------------------------

EXHIBIT A

-------------------------------------------------------------------------------
                                                MIN.
                                               ORDER
     PART NUMBER            DESC.               QTY              1999 LIST
-------------------------------------------------------------------------------
       23033404            FITTING                1                 409.53
-------------------------------------------------------------------------------
       23033437             COVER                 1               23011.32
-------------------------------------------------------------------------------
       23033439             DAMPER                7                  28.82
-------------------------------------------------------------------------------
       23033441              SEAL                 1                1419.80
-------------------------------------------------------------------------------
       23033729            COUPLING               1                1931.12
-------------------------------------------------------------------------------
       23033855            HOUSING                1                2839.30
-------------------------------------------------------------------------------
       23033861              SUMP                 1                 544.06
-------------------------------------------------------------------------------
       23033876              TUBE                 1                1636.97
-------------------------------------------------------------------------------
       23033882            GEARSHAF               1                5255.78
-------------------------------------------------------------------------------
       23033883              RING                 1                 202.00
-------------------------------------------------------------------------------
       23033885              TUBE                 1                 235.87
-------------------------------------------------------------------------------
       23033887              TUBE                 1                  61.08
-------------------------------------------------------------------------------
       23033888              TUBE                 1                 114.34
-------------------------------------------------------------------------------
       23033890              TUBE                 1                 145.10
-------------------------------------------------------------------------------
       23033891              TUBE                 1                  58.60
-------------------------------------------------------------------------------
       23033896              TUBE                 1                 124.34
-------------------------------------------------------------------------------
       23034101             NOZZLE                1                 304.75
-------------------------------------------------------------------------------
       23034102              TUBE                 1                1931.66
-------------------------------------------------------------------------------
       23034104            TUBE AS                1                 117.89
-------------------------------------------------------------------------------
       23034105              TUBE                 1                 195.90
-------------------------------------------------------------------------------
       23034114              CASE                 1               12334.67
-------------------------------------------------------------------------------
       23034122             SPACER                1                 220.62
-------------------------------------------------------------------------------
       23034140             NOZZLE                1                7923.12
-------------------------------------------------------------------------------
       23034601             NOZZLE                1                 178.57
-------------------------------------------------------------------------------
       23034605              TUBE                 1                  99.54
-------------------------------------------------------------------------------
       23034606              TUBE                 1                 103.19
-------------------------------------------------------------------------------
       23034609              TUBE                 1                 128.04
-------------------------------------------------------------------------------
       23034649              TUBE                 1                8515.63
-------------------------------------------------------------------------------
       23024711            HOUSING                1                 170.56
-------------------------------------------------------------------------------
       23034751              TUBE                 1                 152.30
-------------------------------------------------------------------------------
       23034752              TUBE                 1                 158.42
-------------------------------------------------------------------------------
       23034755              TUBE                 1                  90.50
-------------------------------------------------------------------------------
       23034757              TUBE                 1                 323.49
-------------------------------------------------------------------------------
       23034759              TUBE                 1                 166.26
-------------------------------------------------------------------------------
       23034771              TUBE                 1                 104.03
-------------------------------------------------------------------------------
       23034772            SEPARTO                1                1095.83
-------------------------------------------------------------------------------
       23034778            ORIFICE                1                 132.43
-------------------------------------------------------------------------------
       23034786              RACE                 1                 152.68
-------------------------------------------------------------------------------
       23034787            BEARING                1                 578.81
-------------------------------------------------------------------------------
       23034792              TUBE                 1                 127.46
-------------------------------------------------------------------------------
     23035106-1            BUSHING                1                 122.06
-------------------------------------------------------------------------------
     23035106-2            BUSHING                1                 138.62
-------------------------------------------------------------------------------
     23035106-3            BUSHING                1                 227.25
-------------------------------------------------------------------------------
       23035107             ELBOW                 1                 105.67
-------------------------------------------------------------------------------
       23035120             SHIELD                1                 974.71
-------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
   PART NUMBER               DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
     23035129               BRACKET                1                  38.99
--------------------------------------------------------------------------------
     23035136               TIEBOLT                1                3821.75
--------------------------------------------------------------------------------
     23035137               HOUSING                1               25594.89
--------------------------------------------------------------------------------
     23035138               HOUSING                1               25347.73
--------------------------------------------------------------------------------
     23035139               HOUSING                1               25749.65
--------------------------------------------------------------------------------
     23035140               HOUSING                1               26708.74
--------------------------------------------------------------------------------
     23035150               SEAL LAB               1                1566.32
--------------------------------------------------------------------------------
     23035157                NOZZLE                1                 282.45
--------------------------------------------------------------------------------
     23035174                NOZZLE                1                 233.58
--------------------------------------------------------------------------------
     23035175                 RING                 1                4308.64
--------------------------------------------------------------------------------
     23035191                 SUMP                 1                7689.24
--------------------------------------------------------------------------------
     23035225               MANIFOLD               1                8901.79
--------------------------------------------------------------------------------
     23035227                 PLUG                 1                 183.46
--------------------------------------------------------------------------------
     23035248                SCROLL                1               20543.54
--------------------------------------------------------------------------------
     23035249                PLATE                 1                 510.33
--------------------------------------------------------------------------------
     23035250               CHAMBER                1                2374.86
--------------------------------------------------------------------------------
     23035252                WHEEL                 1                5328.45
--------------------------------------------------------------------------------
     23035256               TUBE ASS               1                  82.50
--------------------------------------------------------------------------------
     23035257                 TUBE                 1                 160.58
--------------------------------------------------------------------------------
     23035258                 NUT                  1                1182.93
--------------------------------------------------------------------------------
     23035259                 PIN                  2                  48.98
--------------------------------------------------------------------------------
     23035262               BEARING                1                 596.97
--------------------------------------------------------------------------------
     23035270                 KIT                  1                1461.57
--------------------------------------------------------------------------------
     23035272                 CAGE                 1                 783.59
--------------------------------------------------------------------------------
     23035275               FITTING                1                 647.49
--------------------------------------------------------------------------------
     23035284                VALVE                 1                1510.18
--------------------------------------------------------------------------------
     23035286                PISTON                1                 397.90
--------------------------------------------------------------------------------
     23035287                 TUBE                 1                 151.26
--------------------------------------------------------------------------------
     23035288                 TUBE                 1                 176.38
--------------------------------------------------------------------------------
     23035299                SHAFT                 1                6120.32
--------------------------------------------------------------------------------
     23036570               BRACKET                1                 148.05
--------------------------------------------------------------------------------
     23036819                CABLE                 1                 871.11
--------------------------------------------------------------------------------
     23037403                SHAFT                 1                2146.35
--------------------------------------------------------------------------------
     23037404                BAFFLE                1                  33.22
--------------------------------------------------------------------------------
     23037405                BAFFLE                1                  33.22
--------------------------------------------------------------------------------
     23037406                BAFFLE                1                  45.67
--------------------------------------------------------------------------------
     23037413                SHAFT                 1                2265.28
--------------------------------------------------------------------------------
     23037423               VANE AS                1                 810.87
--------------------------------------------------------------------------------
     23037424               VANE AS                1                 775.61
--------------------------------------------------------------------------------
     23037425               VANE AS                1                 659.66
--------------------------------------------------------------------------------
     23037426               VANE AS                1                 659.66
--------------------------------------------------------------------------------
     23037435               TUBE ASY               1                  80.97
--------------------------------------------------------------------------------
     23037438               TUBE ASY               1                  61.15
--------------------------------------------------------------------------------
     23037440               TUBE ASY               1                 164.48
--------------------------------------------------------------------------------
     23037444               SEAL ASY               1                1105.14
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
       23037445             SEAL ASY               1               1096.03
--------------------------------------------------------------------------------
       23037446             SEAL ASY               1               1166.48
--------------------------------------------------------------------------------
       23037447             COVER AS               1               4103.65
--------------------------------------------------------------------------------
       23037448             COVER AS               1               2809.09
--------------------------------------------------------------------------------
       23037765             ELEMENT                1                129.70
--------------------------------------------------------------------------------
       23038127             GEARSHAF               1               8779.85
--------------------------------------------------------------------------------
        2303834             GROMMET                1                442.55
--------------------------------------------------------------------------------
       23038136             SHAFT-OU               1               4369.11
--------------------------------------------------------------------------------
       23038137             SHAFT-IN               1               2898.99
--------------------------------------------------------------------------------
       23038140              SLEEVE                1                260.26
--------------------------------------------------------------------------------
       23038155             BRACKET                1                102.28
--------------------------------------------------------------------------------
       23038156             BRACKET                1                114.65
--------------------------------------------------------------------------------
        2338179               KIT                  1                946.21
--------------------------------------------------------------------------------
       23038184               KIT                  1               1093.24
--------------------------------------------------------------------------------
       23038185              FLANGE                1                123.83
--------------------------------------------------------------------------------
       23038191             GEARSHAF               1               6425.15
--------------------------------------------------------------------------------
       23038193               TUBE                 1                252.85
--------------------------------------------------------------------------------
       23038195              FLANGE                1                309.56
--------------------------------------------------------------------------------
       23038196              NOZZLE                1               1110.70
--------------------------------------------------------------------------------
       23038197              NOZZLE                1              11599.70
--------------------------------------------------------------------------------
       23038203             FITTING                1                317.59
--------------------------------------------------------------------------------
       23038206             TUBE AS                1                151.87
--------------------------------------------------------------------------------
       23038221               TUBE                 1               1792.63
--------------------------------------------------------------------------------
       23038232             TUBE ASY               1                183.18
--------------------------------------------------------------------------------
       23038235             TUBE ASY               1                 85.55
--------------------------------------------------------------------------------
       23038238             TUBE-OIL               1               1636.97
--------------------------------------------------------------------------------
       23038239             PLUG-OIL               1                278.17
--------------------------------------------------------------------------------
       23038243             SEALANT                1                844.67
--------------------------------------------------------------------------------
       23038953              COVER                 1               1148.08
--------------------------------------------------------------------------------
    23039030-14              CLAMP                 5                  7.02
--------------------------------------------------------------------------------
       23039043              SPACER                1                 26.37
--------------------------------------------------------------------------------
       23039051             PLATE RE               1               1011.92
--------------------------------------------------------------------------------
       23039053              SLEEVE                1               1832.16
--------------------------------------------------------------------------------
       23039065             IMPELLER               1              32558.23
--------------------------------------------------------------------------------
       23039070             BRACKET               10                 86.25
--------------------------------------------------------------------------------
     23039071-1             ADAPTER                1               3523.26
--------------------------------------------------------------------------------
       23039072             COUPLING               1               1500.55
--------------------------------------------------------------------------------
       23039077              WHEEL                 1              12436.41
--------------------------------------------------------------------------------
       23039079             GEARSHAF               1               5929.26
--------------------------------------------------------------------------------
       23039086              NOZZLE                1              13709.97
--------------------------------------------------------------------------------
       23039090             TUBE ASY               1                236.00
--------------------------------------------------------------------------------
       23039173              VALVE                 1                299.11
--------------------------------------------------------------------------------
       23039175             DIAPHRAG               1                 81.09
--------------------------------------------------------------------------------
       23039176              PLATE                 1                229.16
--------------------------------------------------------------------------------
       23039177              PISTON                1                260.98
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      23039178               WASHER                2                 55.78
--------------------------------------------------------------------------------
      23039764              TUBE ASY               1                179.20
--------------------------------------------------------------------------------
      23039768              TUBE ASY               1                226.32
--------------------------------------------------------------------------------
      23039775                RING                 1                200.22
--------------------------------------------------------------------------------
      23039776                RING                 1                138.83
--------------------------------------------------------------------------------
      23039777              GEARSHAF               1              12568.32
--------------------------------------------------------------------------------
      23039778              GEARSHAF               1               8984.09
--------------------------------------------------------------------------------
      23039785              TUBE AS                1                 74.90
--------------------------------------------------------------------------------
      23039786              BRACKET                1                162.04
--------------------------------------------------------------------------------
      23039788                KIT                  1               3482.92
--------------------------------------------------------------------------------
    23039791-1             COUPLING                1               1458.17
--------------------------------------------------------------------------------
    23039791-2              COUPLING               1               1458.17
--------------------------------------------------------------------------------
    23039791-3              COUPLING               1               1458.17
--------------------------------------------------------------------------------
      23039792              HOUSING                1               7309.80
--------------------------------------------------------------------------------
      23039793              BODY ASM               1               3186.97
--------------------------------------------------------------------------------
      23039794              PUMP ASM               1              16622.62
--------------------------------------------------------------------------------
      23039798              TUBE AS                1                122.90
--------------------------------------------------------------------------------
      23039907               BODY                  1               1472.01
--------------------------------------------------------------------------------
    23O39909-1              BUSHING                1                142.48
--------------------------------------------------------------------------------
    23039909-2              BUSHING                1                142.48
--------------------------------------------------------------------------------
      23050521                KIT                  1              10488.87
--------------------------------------------------------------------------------
      23050812               PLATE                 1                 42.41
--------------------------------------------------------------------------------
      23050813               GASKET                5                  0.63
--------------------------------------------------------------------------------
      23050818                BOLT                 2                 23.27
--------------------------------------------------------------------------------
      23050824              TUBE ASY               1                542.03
--------------------------------------------------------------------------------
      23050841                RING                 1                804.76
--------------------------------------------------------------------------------
      23050842                SEAL                 1                449.83
--------------------------------------------------------------------------------
      23050886              HARNESS                1               5164.25
--------------------------------------------------------------------------------
      23050887              HARNESS                1               6229.93
--------------------------------------------------------------------------------
      23050888              HARNESS                1               3020.92
--------------------------------------------------------------------------------
      23051050              TUBE ASY               1                119.46
--------------------------------------------------------------------------------
      23051058                SEAL                 1                 19.35
--------------------------------------------------------------------------------
      23051064                SEAL                 1                 99.87
--------------------------------------------------------------------------------
      23051071              TUBE ASY               1                691.80
--------------------------------------------------------------------------------
      23051090                BOSS                 1                295.71
--------------------------------------------------------------------------------
      23051091                BOSS                 1                295.71
--------------------------------------------------------------------------------
      23051092                BOSS                 1                295.71
--------------------------------------------------------------------------------
      23051095              DOUBLER                1                432.11
--------------------------------------------------------------------------------
      23051096              DOUBLER                1                390.21
--------------------------------------------------------------------------------
      23051099               COVER                 1               2116.80
--------------------------------------------------------------------------------
      23051106              SUPPORT                1              13503.74
--------------------------------------------------------------------------------
      23051114              TUBE ASY               1               1993.70
--------------------------------------------------------------------------------
    23051117-1              ADAPTER                1               3240.45
--------------------------------------------------------------------------------
    23051117-2              ADAPTER                1               3440.45
--------------------------------------------------------------------------------
    23051117-3              ADAPTER                1               3240.45
--------------------------------------------------------------------------------


EXHIBIT A

-------------------------------------------------------------------------------
                                                MIN.
                                               ORDER
    PART NUMBER             DESC.               QTY              1999 LIST
-------------------------------------------------------------------------------
      23051123             MOUNT AS               1               4406.74
-------------------------------------------------------------------------------
      23051144               KIT                  1               3858.31
-------------------------------------------------------------------------------
      23051146               TUBE                 1                213.67
-------------------------------------------------------------------------------
      23051147             BRACKET                1                 49.44
-------------------------------------------------------------------------------
      23051149             TUBE ASY               1                442.75
-------------------------------------------------------------------------------
      23051606              VALVE                 1               8841.68
-------------------------------------------------------------------------------
      23051611              WHEEL                 1               6486.87
-------------------------------------------------------------------------------
      23051612              WHEEL                 1               8267.33
-------------------------------------------------------------------------------
      23051613              WHEEL                 1               5220.08
-------------------------------------------------------------------------------
      23051614              WHEEL                 1               6992.95
-------------------------------------------------------------------------------
      23051624             TUBE ASY               1                104.04
-------------------------------------------------------------------------------
      23051626             DIAPHRAG               1               1778.15
-------------------------------------------------------------------------------
      23051629               RING                 1               1176.77
-------------------------------------------------------------------------------
      23051630               KEY                  1                196.15
-------------------------------------------------------------------------------
      23051631             DIAPHRAM               1                646.50
-------------------------------------------------------------------------------
      23051642              CLAMP                 5                 13.32
-------------------------------------------------------------------------------
      23051646              SHAFT                 1               3923.81
-------------------------------------------------------------------------------
    23051647-1               STUD                15                 18.66
-------------------------------------------------------------------------------
    23051647-2               STUD                 4                 21.87
-------------------------------------------------------------------------------
    23051647-3               STUD                15                 19.37
-------------------------------------------------------------------------------
    23051648-1               STUD                 5                 18.85
-------------------------------------------------------------------------------
    23051648-2               STUD                 5                 19.54
-------------------------------------------------------------------------------
    23051648-3               STUD                 5                 19.54
-------------------------------------------------------------------------------
      23051649              SHAFT                 1               5548.79
-------------------------------------------------------------------------------
      23051992               KIT                  1                 82.02
-------------------------------------------------------------------------------
      23052262             HOUSING                1              22127.04
-------------------------------------------------------------------------------
      23052287             FILTER A               1               1087.66
-------------------------------------------------------------------------------
      23052358               RACE                 1                448.17
-------------------------------------------------------------------------------
      23052359             HOUSING                1               2315.37
-------------------------------------------------------------------------------
      23052360               BODY                 1               3843.28
-------------------------------------------------------------------------------
      23052375             SHAFT-OU               1               6761.95
-------------------------------------------------------------------------------
      23052380             SHAFT-IN               1               8260.66
-------------------------------------------------------------------------------
      23052387             TUBE ASY               1               3323.91
-------------------------------------------------------------------------------
      23052392               KIT                  1               1629.58
-------------------------------------------------------------------------------
      23053176             VALVE AS               1               1867.87
-------------------------------------------------------------------------------
      23053184             VALVE AS               1               2769.92
-------------------------------------------------------------------------------
      23053190             VALVE AS               1               2205.35
-------------------------------------------------------------------------------
      23053191              LEVER                 1                 30.01
-------------------------------------------------------------------------------
      23053192             VALVE AS               1               1062.35
-------------------------------------------------------------------------------
      23053280             DIAPHRAG               1               2757.30
-------------------------------------------------------------------------------
      23053286             PLUG ASY               1               1603.51
-------------------------------------------------------------------------------
      23053293               TUBE                 1                354.80
-------------------------------------------------------------------------------
      23053294             ADAPTER                1               1843.61
-------------------------------------------------------------------------------
      23053296             TUBE ASY               1                205.60
-------------------------------------------------------------------------------
      23053297             BEARING                1                720.73
-------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
   PART NUMBER               DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
     23053299               WHEEL T1               1               6739.04
--------------------------------------------------------------------------------
     23053308                 KIT                  1               2454.48
--------------------------------------------------------------------------------
     23053311                 KIT                  1               3767.85
--------------------------------------------------------------------------------
     23053312                 KIT                  1               4614.09
--------------------------------------------------------------------------------
     23053313                 KIT                  1               4665.81
--------------------------------------------------------------------------------
     23053314                 KIT                  1               5435.55
--------------------------------------------------------------------------------
     23053315                 SEAL                 1               1395.55
--------------------------------------------------------------------------------
     23053320                 SUMP                 1                779.53
--------------------------------------------------------------------------------
     23053322               SUMP AS                1               4043.04
--------------------------------------------------------------------------------
     23053327               BEARING                1                348.04
--------------------------------------------------------------------------------
     23053330                NOZZLE                1              10564.41
--------------------------------------------------------------------------------
     23053335                NOZZLE                1               7051.80
--------------------------------------------------------------------------------
     23053340                NOZZLE                1              14593.36
--------------------------------------------------------------------------------
     23053343                 TUBE                 1                117.88
--------------------------------------------------------------------------------
     23053345               SUPPORT                1              31782.29
--------------------------------------------------------------------------------
     23053346               HOUSING                1               4298.82
--------------------------------------------------------------------------------
     23053702                PICKUP                1              12924.12
--------------------------------------------------------------------------------
     23053961               BEARING                1               1320.41
--------------------------------------------------------------------------------
     23053962               BEARING                1               5011.58
--------------------------------------------------------------------------------
   23053964-1              BRG. CAGE               1               1066.00
--------------------------------------------------------------------------------
   23053964-2              BRG. CAGE               1               1066.07
--------------------------------------------------------------------------------
   23053964-3              BRG. CAGE               1               1066.07
--------------------------------------------------------------------------------
     23053968                 SEAL                 1                666.53
--------------------------------------------------------------------------------
   23053971-1                 SHIM                 1                 42.67
--------------------------------------------------------------------------------
   23053971-2                 SHIM                 1                 55.53
--------------------------------------------------------------------------------
   23053971-3                 SHIM                 1                 55.23
--------------------------------------------------------------------------------
   23053971-4                 SHIM                 1                 55.23
--------------------------------------------------------------------------------
   23053971-5                 SHIM                 1                 55.23
--------------------------------------------------------------------------------
     23053974               TIE BOLT               1                293.67
--------------------------------------------------------------------------------
   23053982-1              BRG. CAGE               1                681.39
--------------------------------------------------------------------------------
   23053982-2              BRG. CAGE               1                681.39
--------------------------------------------------------------------------------
     23053992               ORIFICE                1                424.23
--------------------------------------------------------------------------------
     23054051               CONTROL                1               7014.86
--------------------------------------------------------------------------------
     23054052               CONTROL                1               7014.86
--------------------------------------------------------------------------------
     23054053               CONTROL                1               7014.86
--------------------------------------------------------------------------------
     23054163               N1 PICKU               1               2070.09
--------------------------------------------------------------------------------
     23054164               N2 PICKU               1               3727.46
--------------------------------------------------------------------------------
     23054605                GASKET               50                  1.09
--------------------------------------------------------------------------------
     23054609                COVER                 1              18172.43
--------------------------------------------------------------------------------
     23054618               HOUSING                1              17459.38
--------------------------------------------------------------------------------
     23054619                COVER                 1              18224.59
--------------------------------------------------------------------------------
     23054628               TUBE AS                1                105.43
--------------------------------------------------------------------------------
     23054634               SUPPORT                1              34298.57
--------------------------------------------------------------------------------
     23054635               RECEPTAC               1               1546.35
--------------------------------------------------------------------------------
     23054648               INT-RING               1               4513.69
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
   23055357-318               PLUG                 1                   0.12
--------------------------------------------------------------------------------
       23055409             HARNESS                1               11841.92
--------------------------------------------------------------------------------
       23055430             NOZZLE-2               1               14617.60
--------------------------------------------------------------------------------
       23055438             NOZZLE-2               1               10809.69
--------------------------------------------------------------------------------
       23055440              ELBOW                 1                 187.35
--------------------------------------------------------------------------------
    23055441-01             KEY 2TNO               5                  74.47
--------------------------------------------------------------------------------
    23055441-02             KEY 2TNO               5                  72.44
--------------------------------------------------------------------------------
       23055442             BRACKET                1                 243.94
--------------------------------------------------------------------------------
       23055454             HARNESS                1                3661.17
--------------------------------------------------------------------------------
       23055457             SUPPORT                1               11649.39
--------------------------------------------------------------------------------
       23056100               KIT                  1                4458.21
--------------------------------------------------------------------------------
       23056111             SLINGER                1                 171.49
--------------------------------------------------------------------------------
       23056135             NOZZLE 3               1                6530.63
--------------------------------------------------------------------------------
       23056144             SEAL LA                1                 234.80
--------------------------------------------------------------------------------
       23056147             DAMPER B               1                 406.76
--------------------------------------------------------------------------------
       23056148             ISOLATOR               1                 219.73
--------------------------------------------------------------------------------
       23056451             FUEL FIL               1                 337.43
--------------------------------------------------------------------------------
       23056634              SHAFT                 1                3746.43
--------------------------------------------------------------------------------
       23056643             HOUSING                1               17026.52
--------------------------------------------------------------------------------
       23056644             HOUSING                1               15571.06
--------------------------------------------------------------------------------
       23056645              PLATE                 1                 312.10
--------------------------------------------------------------------------------
       23056646             HOUSING                1               18358.41
--------------------------------------------------------------------------------
       23056648             TUBE AS                1                 287.24
--------------------------------------------------------------------------------
       23056649             HOSE AS                1                 211.62
--------------------------------------------------------------------------------
       23056915              SENSOR                1                1085.11
--------------------------------------------------------------------------------
       23057111             WHEEL 1C               1                4522.14
--------------------------------------------------------------------------------
       23057112            WHEEL 2/3               1                6149.45
--------------------------------------------------------------------------------
       23057113             OIL NOZZ               1                1038.97
--------------------------------------------------------------------------------
       23057114             DISK,C4S               1                3895.72
--------------------------------------------------------------------------------
       23057115             WHEEL 5C               1                3952.01
--------------------------------------------------------------------------------
       23057116             WHEEL 6C               1                3977.63
--------------------------------------------------------------------------------
       23057136              SPACER                1                  29.36
--------------------------------------------------------------------------------
       23057137             TUBE AS                1                  62.54
--------------------------------------------------------------------------------
       23057142             CASE ASM               1               29976.82
--------------------------------------------------------------------------------
       23057145              NOZZLE                1                7528.39
--------------------------------------------------------------------------------
       23057146             RETAINER               1                 863.50
--------------------------------------------------------------------------------
       23057147               TUBE                 1                 130.99
--------------------------------------------------------------------------------
       23057750             RETAINER               1                 405.35
--------------------------------------------------------------------------------
       23057772               PLUG                 1                  50.46
--------------------------------------------------------------------------------
       23057780             PISTON R               1                  59.38
--------------------------------------------------------------------------------
       23057782             TUBE AS                1                 103.58
--------------------------------------------------------------------------------
       23057788             GEAR&BEA               1                1367.60
--------------------------------------------------------------------------------
       23057882             INSULATI               1                 209.97
--------------------------------------------------------------------------------
       23058100             BRACKET                1                 116.04
--------------------------------------------------------------------------------
       23058101               PIN                  5                  15.45
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
       23058102             NUT SPAN               1                 77.67
--------------------------------------------------------------------------------
       23058108             KIT HEAT               1               3819.08
--------------------------------------------------------------------------------
       23058109             BRACKET                2                 27.54
--------------------------------------------------------------------------------
       23058110             TUBE AS                1                169.06
--------------------------------------------------------------------------------
       23058112             TUBE AS                1                270.82
--------------------------------------------------------------------------------
       23058121              SHIELD                1               2853.18
--------------------------------------------------------------------------------
       23058122              PANEL                 1                167.32
--------------------------------------------------------------------------------
       23059123              PANEL                 1                667.61
--------------------------------------------------------------------------------
       23058127             GEARSHAF               1               4196.77
--------------------------------------------------------------------------------
       23058128              SLEEVE                1                225.46
--------------------------------------------------------------------------------
       23058129             WHEEL T1               1               7207.71
--------------------------------------------------------------------------------
       23058131             BEARING                1               1655.64
--------------------------------------------------------------------------------
       23058136              PANEL                 1                253.15
--------------------------------------------------------------------------------
       23058137              PLATE                 1                169.88
--------------------------------------------------------------------------------
       23058142              PANEL                 1                342.44
--------------------------------------------------------------------------------
       23058145             SUPPORT                1              18944.91
--------------------------------------------------------------------------------
       23058147             IMPELLER               1               9248.71
--------------------------------------------------------------------------------
     23058149-1               PLUG                 1                 33.80
--------------------------------------------------------------------------------
     23058149-2               PLUG                 1                 33.35
--------------------------------------------------------------------------------
     23058149-3               PLUG                 1                 71.24
--------------------------------------------------------------------------------
     23058149-4               PLUG                 1                105.91
--------------------------------------------------------------------------------
     23058149-5               PLUG                 1                105.91
--------------------------------------------------------------------------------
       23058537             LUBE FIL               1              22454.19
--------------------------------------------------------------------------------
       23058770              FADEC                 1              36430.01
--------------------------------------------------------------------------------
       23059551              PLATE                 1                866.53
--------------------------------------------------------------------------------
       23059552              WASHER                1                 40.47
--------------------------------------------------------------------------------
       23059565             SUPPORT                1               2503.50
--------------------------------------------------------------------------------
   23059566-136              O-RING                1                 20.66
--------------------------------------------------------------------------------
   23059566-142              O-RING                1                 22.19
--------------------------------------------------------------------------------
     23059568-1             BEARING                1               3474.80
--------------------------------------------------------------------------------
     23059568-2             BEARING                1               3474.80
--------------------------------------------------------------------------------
     23059568-3               CAGE                 1               3474.80
--------------------------------------------------------------------------------
       23059575              SPACER                1                334.10
--------------------------------------------------------------------------------
       23059577             GB COVER               1              25390.99
--------------------------------------------------------------------------------
       23059592               RING                 1                125.51
--------------------------------------------------------------------------------
       23059593               RING                 5                 91.39
--------------------------------------------------------------------------------
       23059594               RING                 1                120.49
--------------------------------------------------------------------------------
       23059598             SCROLL A               1               6797.34
--------------------------------------------------------------------------------
       23060164             SEAL O-R               1                718.67
--------------------------------------------------------------------------------
       23060166             OIL NOZZ               1                675.95
--------------------------------------------------------------------------------
       23060171             TUBE ASY               1                 52.43
--------------------------------------------------------------------------------
       23060179             BRACKET                1                144.15
--------------------------------------------------------------------------------
       23060409             TUBE AS                1               2270.02
--------------------------------------------------------------------------------
       23060420             CARBON S               1                532.43
--------------------------------------------------------------------------------
     23060421-1             SHIM 019               1                 25.04
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
    23060421-2              SHIM 009               1                 79.66
--------------------------------------------------------------------------------
    23060421-3              SHIM 005               1                 21.29
--------------------------------------------------------------------------------
    23060421-4              SHIM 002               1                 48.88
--------------------------------------------------------------------------------
      23060426              MANIFOLD               1               2783.62
--------------------------------------------------------------------------------
      23060429              COM. LIN               1               4392.73
--------------------------------------------------------------------------------
      23060435              TUBE ASY               1                216.80
--------------------------------------------------------------------------------
      23060438              FUEL TUB               1                174.89
--------------------------------------------------------------------------------
      23060443              RETAINER               1                693.56
--------------------------------------------------------------------------------
      23060467               WASHER                1                 35.55
--------------------------------------------------------------------------------
      23060491              ELECT SY               1              80500.26
--------------------------------------------------------------------------------
      23060492              SHIP PAR               1                258.26
--------------------------------------------------------------------------------
      23060495              SUPPORT                1              41631.51
--------------------------------------------------------------------------------
      23060813              LEAD ASY               1                692.22
--------------------------------------------------------------------------------
      23060814              LEAD AS                1                650.96
--------------------------------------------------------------------------------
      23060815              LEAD AS                1                751.02
--------------------------------------------------------------------------------
      23060816              LEAD AS                1                710.86
--------------------------------------------------------------------------------
      23060818              LEAD AS                1                799.73
--------------------------------------------------------------------------------
      23061212              COMB-AFT               1                982.74
--------------------------------------------------------------------------------
      23061213                CONE                 1                915.04
--------------------------------------------------------------------------------
      23061214               FLANGE                1                186.40
--------------------------------------------------------------------------------
      23061223                RING                 1                167.23
--------------------------------------------------------------------------------
      23061229              HARNESS                1               1802.73
--------------------------------------------------------------------------------
      23061239              MANIFOLD               1               2490.33
--------------------------------------------------------------------------------
      23061246               SLEEVE                1                466.04
--------------------------------------------------------------------------------
      23061520                RTD                  1                900.56
--------------------------------------------------------------------------------
      23061827              KIT N2 S               1                 66.09
--------------------------------------------------------------------------------
      23061828              KIT N2 S               1                576.36
--------------------------------------------------------------------------------
      23061904              COVER SQ               1                 93.15
--------------------------------------------------------------------------------
      23061912              BRACKET                5                  6.28
--------------------------------------------------------------------------------
      23061918              DRIVE RE               1               4838.71
--------------------------------------------------------------------------------
      23061920              TUBE ASY               1                194.52
--------------------------------------------------------------------------------
      23061922              NOZZLE 4               1               9720.14
--------------------------------------------------------------------------------
      23061923              DIAPHRAG               1                691.77
--------------------------------------------------------------------------------
      23061928              SHRD HOU               1               7424.80
--------------------------------------------------------------------------------
      23061936              PLATE-1D               1                  4.47
--------------------------------------------------------------------------------
      23061943              G/B COVE               1              17667.26
--------------------------------------------------------------------------------
      23061944              PLUG ADA               1                890.85
--------------------------------------------------------------------------------
      23062006              LOCKOUT                1               1687.64
--------------------------------------------------------------------------------
      23062021              OIL TUBE               1               1822.23
--------------------------------------------------------------------------------
      23062023              TUBE ASY               1                573.99
--------------------------------------------------------------------------------
      23062024              TUBE ASY               1                127.67
--------------------------------------------------------------------------------
      23062025               SHIELD                1               1712.67
--------------------------------------------------------------------------------
      23062026                PLUG                 1               1085.28
--------------------------------------------------------------------------------
      23062028              1ST NOZZ               1               7898.56
--------------------------------------------------------------------------------
      23062029              2ND NOZZ               1              10809.69
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      23062056              PT SUPPO               1               26172.37
--------------------------------------------------------------------------------
      23062061              1ST NOZZ               1               25282.37
--------------------------------------------------------------------------------
      23062062              PT COVER               1                3626.39
--------------------------------------------------------------------------------
      23062070              SUP & CV               1               34767.67
--------------------------------------------------------------------------------
      23062091              TUBE ASY               1                 115.71
--------------------------------------------------------------------------------
      23062332              STRAP AS               1                  57.31
--------------------------------------------------------------------------------
      23062750              SHIELD A               1                3410.93
--------------------------------------------------------------------------------
      23062751              HOUSING                1                2759.96
--------------------------------------------------------------------------------
      23062752              SHIELD A               1                3758.95
--------------------------------------------------------------------------------
      23062753               NOZZLE                1                5455.61
--------------------------------------------------------------------------------
      23062754              NOZZLE 1               1                5591.54
--------------------------------------------------------------------------------
      23062765              SHIELD A               1                3474.60
--------------------------------------------------------------------------------
      23062775              TUBE ASY               1                  90.83
--------------------------------------------------------------------------------
      23062792              TUBE ASY               1                 103.30
--------------------------------------------------------------------------------
      23063144              LUBE FIL               1                 184.90
--------------------------------------------------------------------------------
      23063357              TUBE-OIL               1                1188.02
--------------------------------------------------------------------------------
      23063373              OIL-TUBE               1                1348.78
--------------------------------------------------------------------------------
      23063390              THERMO A               1                 924.96
--------------------------------------------------------------------------------
      23063398              HOUSING                1                6336.40
--------------------------------------------------------------------------------
      23063409              TUBE ASY               1                 619.16
--------------------------------------------------------------------------------
      23063411              BRACKET                1                  99.44
--------------------------------------------------------------------------------
      23063412              HOSE ASY               1                 816.88
--------------------------------------------------------------------------------
      23063413              GEARSHAF               1                3036.23
--------------------------------------------------------------------------------
      23063434              BRACKET                1                  89.20
--------------------------------------------------------------------------------
      23064007              PLATE-ID               1                   4.47
--------------------------------------------------------------------------------
      23064032              PLATE-ID               1                   4.29
--------------------------------------------------------------------------------
      23064033              PLATE-ID               1                   3.16
--------------------------------------------------------------------------------
      23064034              PLATE-ID               1                   4.97
--------------------------------------------------------------------------------
      23064035              PLATE-ID               1                   4.07
--------------------------------------------------------------------------------
      23064036              PLATE-ID               1                   3.61
--------------------------------------------------------------------------------
      23064037              PLATE-ID               2                   8.27
--------------------------------------------------------------------------------
      23064038              PLATE-ID               1                   3.16
--------------------------------------------------------------------------------
      23064039              PLATE-ID               2                   3.16
--------------------------------------------------------------------------------
      23064040              PLATE-ID               2                   3.16
--------------------------------------------------------------------------------
      23064041              ID-PLATE               1                   7.90
--------------------------------------------------------------------------------
      23064042              PLATE-ID               1                   4.97
--------------------------------------------------------------------------------
      23064043              PLATE-ID               1                   3.16
--------------------------------------------------------------------------------
      23064044              PLATE-ID               5                   9.17
--------------------------------------------------------------------------------
      23064045              ID-PLATE               1                   2.26
--------------------------------------------------------------------------------
      23064046              PLATE-ID              10                   2.03
--------------------------------------------------------------------------------
      23064048              PLATE-ID               1                   3.16
--------------------------------------------------------------------------------
      23064061              PLATE-ID               1                   3.70
--------------------------------------------------------------------------------
      23064128              ALTERNAT               1                5190.91
--------------------------------------------------------------------------------
      23064129              ALTERNAT               1                5142.45
--------------------------------------------------------------------------------
      23064130              EXCITER                1                2186.77
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
   PART NUMBER               DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
     23064207               STRAP AS               1                  59.82
--------------------------------------------------------------------------------
     23064208               STRAP AS               1                  45.10
--------------------------------------------------------------------------------
     23064209               STRAP AS               1                  51.99
--------------------------------------------------------------------------------
     23064493               HARNESS                1               12965.14
--------------------------------------------------------------------------------
     23064560                 TUBE                 1                 739.62
--------------------------------------------------------------------------------
     23064561               FITTING                1                 195.84
--------------------------------------------------------------------------------
     23064568                 TUBE                 1                 151.99
--------------------------------------------------------------------------------
     23064570                LINER                 1               10849.86
--------------------------------------------------------------------------------
     23064590               SUPPORT                1               21291.89
--------------------------------------------------------------------------------
     23064593               SUPPORT                1               19603.80
--------------------------------------------------------------------------------
     23064596               NOZZLE-4               1               11562.94
--------------------------------------------------------------------------------
     23064601               HOUSING                1               26103.24
--------------------------------------------------------------------------------
     23064602               HOUSING                1               25903.22
--------------------------------------------------------------------------------
     23064603               HOUSING                1               24547.39
--------------------------------------------------------------------------------
     23064604               HOUSING                1               24711.28
--------------------------------------------------------------------------------
     23064605               HOUDING                1               30721.70
--------------------------------------------------------------------------------
     23064606               COVER AS               1               18475.80
--------------------------------------------------------------------------------
     23064607               COVER AS               1               18787.05
--------------------------------------------------------------------------------
     23064608               COVER AS               1               22871.31
--------------------------------------------------------------------------------
     23064612                 TUBE                 1                1491.17
--------------------------------------------------------------------------------
     23064614                SPACER                1                 321.93
--------------------------------------------------------------------------------
     23064615               RETAINER               1                 922.39
--------------------------------------------------------------------------------
     23064616                SPACER                1                 171.92
--------------------------------------------------------------------------------
     23064620               TUBE ASS               1                  50.08
--------------------------------------------------------------------------------
     23064622                NOZZLE                1               12816.69
--------------------------------------------------------------------------------
     23064624               TUBE ASS               1                  53.86
--------------------------------------------------------------------------------
     23064625               TUBE ASS               1                 151.63
--------------------------------------------------------------------------------
     23064626                 PLUG                 1                 935.47
--------------------------------------------------------------------------------
     23064637               DIFFUSER               1               21665.94
--------------------------------------------------------------------------------
     23064638               OIL SCRE               1                  48.34
--------------------------------------------------------------------------------
     23064640               G/B HOUS               1               21589.21
--------------------------------------------------------------------------------
     23064647               TUBE ASS               1                 238.46
--------------------------------------------------------------------------------
     23064648               TUBE ASS               1                  85.88
--------------------------------------------------------------------------------
     23064649               TUBE ASS               1                 112.76
--------------------------------------------------------------------------------
     23064781               FILTER A               1                9540.45
--------------------------------------------------------------------------------
     23065462               TUBE ASS               1                2261.55
--------------------------------------------------------------------------------
     23065464               RESTRICT               1                 169.19
--------------------------------------------------------------------------------
     23065470               G/B COVE               1               20622.76
--------------------------------------------------------------------------------
     23065475               IMPELLER               1               20839.35
--------------------------------------------------------------------------------
     23065484               TUBE ASS               1                 108.76
--------------------------------------------------------------------------------
     23065487               COVER AS               1                4103.65
--------------------------------------------------------------------------------
     23065489               TUBE ASS               1                 108.76
--------------------------------------------------------------------------------
     23065495                SLEEVE                1                  46.71
--------------------------------------------------------------------------------
     23065496                SLEEVE                1                  59.71
--------------------------------------------------------------------------------
     23065552               BRACKET                1                 116.17
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
       23065555             SUPPORT                1               14601.67
--------------------------------------------------------------------------------
       23065556              NOZZLE                1                1950.92
--------------------------------------------------------------------------------
       23065575               DOME                 1                 109.10
--------------------------------------------------------------------------------
       23065579             FITTING                1                  35.31
--------------------------------------------------------------------------------
       23065580             DEFLECTO               1                 104.76
--------------------------------------------------------------------------------
       23065581             IMPELLER               1               20839.35
--------------------------------------------------------------------------------
       23065590             TUBE ASS               1                 107.19
--------------------------------------------------------------------------------
       23065591             IMPELLER               1               19677.72
--------------------------------------------------------------------------------
       23065594             BEARING                1                1571.27
--------------------------------------------------------------------------------
       23065595             BEARING                1                1779.22
--------------------------------------------------------------------------------
       23065805             HARNESS                1                7048.68
--------------------------------------------------------------------------------
       23065817             SUPPORT                1               14921.20
--------------------------------------------------------------------------------
       23065829             GB COVER               1               22083.89
--------------------------------------------------------------------------------
       23066399              WASHER                1                   8.91
--------------------------------------------------------------------------------
       23066650              WASHER                1                   8.91
--------------------------------------------------------------------------------
       23066652             TUBE ASS               1                 287.15
--------------------------------------------------------------------------------
       23066671              FILTER                1                9570.04
--------------------------------------------------------------------------------
       23066672             FILTER A               1                9939.03
--------------------------------------------------------------------------------
       23066678             BEARING                1                2288.46
--------------------------------------------------------------------------------
       23066683               CEFA                 1                9939.03
--------------------------------------------------------------------------------
       23066684             TUBE ASS               1                 854.49
--------------------------------------------------------------------------------
       23066689             BRACKET                1                  66.35
--------------------------------------------------------------------------------
       23066692              NOZZLE                1               12877.20
--------------------------------------------------------------------------------
       23066696             FIREWALL               1                2061.20
--------------------------------------------------------------------------------
       23066699             HOUSING                1               18336.01
--------------------------------------------------------------------------------
       23066703             NOZZLE 3               1                7019.01
--------------------------------------------------------------------------------
   23066708-012               SHIM                 1                 168.56
--------------------------------------------------------------------------------
   23066708-018               SHIM                 1                 174.89
--------------------------------------------------------------------------------
   23066708-024               SHIM                 1                 190.79
--------------------------------------------------------------------------------
       23066715               PIN                 10                  17.34
--------------------------------------------------------------------------------
       23066716             BEARING                1                 696.10
--------------------------------------------------------------------------------
       23066728             BLD ADAP               1                2840.90
--------------------------------------------------------------------------------
       23066744             WHEEL 4T               1                7606.41
--------------------------------------------------------------------------------
       23066748             FITTING                1                 868.70
--------------------------------------------------------------------------------
       23067663             HARNESS                1                4742.11
--------------------------------------------------------------------------------
       23067665             HARNESS                1                6302.77
--------------------------------------------------------------------------------
       23067720             HARNESS                1                7483.03
--------------------------------------------------------------------------------
       23068020             GB COVER               1               18217.15
--------------------------------------------------------------------------------
       23068021             GB HOUSI               1               18702.60
--------------------------------------------------------------------------------
       23068212             ADAPTER                1                 343.45
--------------------------------------------------------------------------------
       23068247               KIT                  1                2133.28
--------------------------------------------------------------------------------
       23068261             DIFF ASS               1                7249.17
--------------------------------------------------------------------------------
       23068295             GEARSH A               1                6872.49
--------------------------------------------------------------------------------
       23068298               JET                  1                  79.63
--------------------------------------------------------------------------------
       23068851             HARNESS                1                3523.89
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
   PART NUMBER               DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
     23069728               SUMP                   1                 551.88
--------------------------------------------------------------------------------
     23069740               KIT                    1                2115.54
--------------------------------------------------------------------------------
     23070254              FADEC                   1               47511.71
--------------------------------------------------------------------------------
     23070297             TRANSDUC                 1               2021.,98
--------------------------------------------------------------------------------
     23070459             PUMP, FU                 1                7665.00
--------------------------------------------------------------------------------
     23070704             TURB WHE                 1                7051.80
--------------------------------------------------------------------------------
     23070708             TURB WHE                 1                7920.50
--------------------------------------------------------------------------------
     23070709             TURB WHE                 1                9709.00
--------------------------------------------------------------------------------
     23070710             TURB WHE                 1                8380.40
--------------------------------------------------------------------------------
     23071549             IMPELLER                 1                9248.71
--------------------------------------------------------------------------------
        47070               HOUSING                1                 401.34
--------------------------------------------------------------------------------
        47072                SHROUD                1                 161.83
--------------------------------------------------------------------------------
        47073                METER                 1                 403.07
--------------------------------------------------------------------------------
        47076                SPACER                1                 260.82
--------------------------------------------------------------------------------
        47077                 SHIM                 1                  15.84
--------------------------------------------------------------------------------
        47078                SPRING                1                  34.04
--------------------------------------------------------------------------------
        47079                 SEAT                 1                  37.13
--------------------------------------------------------------------------------
        47080                PISTON                1                 526.92
--------------------------------------------------------------------------------
        47085                 PIN                  5                  51.59
--------------------------------------------------------------------------------
        47086                FILTER                1                 100.53
--------------------------------------------------------------------------------
        47089                SHROUD                1                 619.81
--------------------------------------------------------------------------------
        47102                 BODY                 1                 409.20
--------------------------------------------------------------------------------
        47104                 NUT                  1                 356.50
--------------------------------------------------------------------------------
        47105                METER                 1                 734.06
--------------------------------------------------------------------------------
        47107                SPACER                1                 334.39
--------------------------------------------------------------------------------
        47108                SPRING                1                  22.46
--------------------------------------------------------------------------------
        47109                SHROUD                1                 727.47
--------------------------------------------------------------------------------
        49280               CAGE AS                1                1635.34
--------------------------------------------------------------------------------
        49299                SPRING                1                 105.21
--------------------------------------------------------------------------------
        49447                 SEAL                 5                  85.51
--------------------------------------------------------------------------------
      5232399                SPACER                1                  68.68
--------------------------------------------------------------------------------
        56856                 TIP                  1                 621.78
--------------------------------------------------------------------------------
   5710-66-60                WASHER               10                   3.56
--------------------------------------------------------------------------------
      6716013                STRAP                15                  16.56
--------------------------------------------------------------------------------
  6726656-125                 RING               100                   0.98
--------------------------------------------------------------------------------
  6726656-267                 RING                10                   2.65
--------------------------------------------------------------------------------
  6726656-314                 RING                 1                   6.61
--------------------------------------------------------------------------------
    6728014-3                SLEEVE               10                  21.18
--------------------------------------------------------------------------------
    6728014-5                SLEEVE               10                  21.18
--------------------------------------------------------------------------------
    6728014-8                SLEEVE                4                  21.16
--------------------------------------------------------------------------------
    6728015-3                 NUT                  4                  21.26
--------------------------------------------------------------------------------
    6728015-4                 NUT                  4                  21.26
--------------------------------------------------------------------------------
    6728015-5                 NUT                  5                  20.00
--------------------------------------------------------------------------------
   6735102-12               BUSHING               10                  11.50
--------------------------------------------------------------------------------
    6735102-8                 BUSH                10                   9.38
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
    6748072-131               RING                 5                 1.33
--------------------------------------------------------------------------------
    6748072-137               RING                15                 3.18
--------------------------------------------------------------------------------
    6748072-150               RING                25                 1.78
--------------------------------------------------------------------------------
    6748072-157               RING                 5                 5.48
--------------------------------------------------------------------------------
    6748072-187               RING                 5                 3.38
--------------------------------------------------------------------------------
    6748072-283               RING                 5                11.39
--------------------------------------------------------------------------------
    6748072-337               RING                 5                11.75
--------------------------------------------------------------------------------
     67844119-2               SEAL                 5                12.26
--------------------------------------------------------------------------------
      6784419-5               SEAL                 2                26.43
--------------------------------------------------------------------------------
    6784798-160               SEAL                 1                11.33
--------------------------------------------------------------------------------
        6793068             STANDPIP               2                27.47
--------------------------------------------------------------------------------
        6794655              FLANGE                2                70.66
--------------------------------------------------------------------------------
     6800088-18              COVER                10                 9.64
--------------------------------------------------------------------------------
    6800193-170               CAP                 25                 1.21
--------------------------------------------------------------------------------
        6808392               NUT                  1                84.49
--------------------------------------------------------------------------------
        6808397              SPACER                5                59.13
--------------------------------------------------------------------------------
        6808813              SPRING                1                62.64
--------------------------------------------------------------------------------
        6809796              SPRING                5                15.67
--------------------------------------------------------------------------------
        6810357               GEAR                 1               416.70
--------------------------------------------------------------------------------
        6810358               GEAR                 1               555.10
--------------------------------------------------------------------------------
     6810388-96              SCREW                15                 5.31
--------------------------------------------------------------------------------
        6810409               PLUG                 5                18.05
--------------------------------------------------------------------------------
        6810434               NUT                  2                78.99
--------------------------------------------------------------------------------
        6810448             BUSHING               10                10.42
--------------------------------------------------------------------------------
        6810461               RING                 5                36.53
--------------------------------------------------------------------------------
        6810498               PLUG                 2                35.71
--------------------------------------------------------------------------------
     6816237-45              SCREW                 5                19.55
--------------------------------------------------------------------------------
     6818735-46               RING                50                 1.23
--------------------------------------------------------------------------------
        6819889              WEIGHT                1                95.13
--------------------------------------------------------------------------------
      6820055-7               BOLT                50                 1.08
--------------------------------------------------------------------------------
        6820084              WASHER               15                 6.04
--------------------------------------------------------------------------------
      6820512-1               SHIM                25                 3.93
--------------------------------------------------------------------------------
      6820512-2               SHIM                25                 2.66
--------------------------------------------------------------------------------
      6820512-3               SHIM                25                 2.44
--------------------------------------------------------------------------------
      6820512-4               SHIM                25                 3.00
--------------------------------------------------------------------------------
      6820556-1               SEAT                 5                10.16
--------------------------------------------------------------------------------
      6820556-2               SEAT                 4                23.61
--------------------------------------------------------------------------------
      6820556-3               SEAT                 4                22.96
--------------------------------------------------------------------------------
      6820556-4               SEAT                 4                22.96
--------------------------------------------------------------------------------
      6820556-5               SEAT                 4                22.96
--------------------------------------------------------------------------------
      6820556-6               SEAT                 3                29.58
--------------------------------------------------------------------------------
        6820586               SHAFT                1                86.70
--------------------------------------------------------------------------------
        6820651             CONNECTO               1                56.78
--------------------------------------------------------------------------------
        6820657               NUT                  1               149.20
--------------------------------------------------------------------------------
        6820668              WASHER                5                13.43
--------------------------------------------------------------------------------


EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      6820764               WASHER                10                 7.52
--------------------------------------------------------------------------------
      6821557                SPRING                1                10.20
--------------------------------------------------------------------------------
   823122-632                 NUT                 25                 2.70
--------------------------------------------------------------------------------
      6823169                 NUT                  2                53.81
--------------------------------------------------------------------------------
      6823170                WASHER               15                13.60
--------------------------------------------------------------------------------
    6823218-1                INSERT               15                14.46
--------------------------------------------------------------------------------
    6823218-2                INSERT                1               102.96
--------------------------------------------------------------------------------
    6823218-3                INSERT                2               103.93
--------------------------------------------------------------------------------
      6823221                INSERT               15                34.96
--------------------------------------------------------------------------------
  6823221P003                INSERT                3                29.88
--------------------------------------------------------------------------------
  6823221P006                INSERT                1                56.80
--------------------------------------------------------------------------------
      6823260                SPACER               10                 9.04
--------------------------------------------------------------------------------
  6823412-271               PACKING                1                58.16
--------------------------------------------------------------------------------
      6823977                 PLUG                 2                32.66
--------------------------------------------------------------------------------
      6823993               RETAINER               2                35.44
--------------------------------------------------------------------------------
      6824307                ROLLER                2                57.07
--------------------------------------------------------------------------------
      6824964                SPACER                5                19.65
--------------------------------------------------------------------------------
      6824977                 GEAR                 1               813.90
--------------------------------------------------------------------------------
      6825528                 BOLT                 5                13.15
--------------------------------------------------------------------------------
    6825546-1                INSERT                5                47.50
--------------------------------------------------------------------------------
    6825546-2                INSERT                1               215.72
--------------------------------------------------------------------------------
    6825546-3                INSERT                1               221.91
--------------------------------------------------------------------------------
      6826835                 GEAR                 1              1043.95
--------------------------------------------------------------------------------
 6828782-8321                 NUT                  5                17.60
--------------------------------------------------------------------------------
      6828843                 PIN                  5                14.83
--------------------------------------------------------------------------------
      6829044               BRACKET                5                51.64
--------------------------------------------------------------------------------
      6840115                 TUBE                 2                25.89
--------------------------------------------------------------------------------
      6840117                 TUBE                 2                47.94
--------------------------------------------------------------------------------
       684136                SCREEN                2                36.04
--------------------------------------------------------------------------------
      6840323                VALVE                 1              323..05
--------------------------------------------------------------------------------
   6840364-12                 PLUG                 1                 1.29
--------------------------------------------------------------------------------
    6840364-6                 PLUG                 1                 0.90
--------------------------------------------------------------------------------
   6840372-12                 PLUG                 5                20.66
--------------------------------------------------------------------------------
   6840380-78                 RING                 5                 2.70
--------------------------------------------------------------------------------
      6840407                 NUT                  1                36.83
--------------------------------------------------------------------------------
      6840420                SCREW                 2                26.38
--------------------------------------------------------------------------------
    6840421-1                INSERT                1                61.54
--------------------------------------------------------------------------------
    6840421-2                INSERT                1                61.25
--------------------------------------------------------------------------------
    6840421-3                INSERT                1                62.60
--------------------------------------------------------------------------------
      6841675                GASKET               10                26.08
--------------------------------------------------------------------------------
    6841714-1                INSERT                1                71.27
--------------------------------------------------------------------------------
    6841714-2                INSERT                1                64.15
--------------------------------------------------------------------------------
    6841714-3                INSERT                2                71.27
--------------------------------------------------------------------------------
      6842058                 SEAL                 1              2812.71
--------------------------------------------------------------------------------
      6842094               COUPLING               1               356.46
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
        6842095             ADAPTER                1                589.31
--------------------------------------------------------------------------------
      6842308-0              SLEEVE                5                 34.49
--------------------------------------------------------------------------------
      6842308-1             BUSHING               10                 34.49
--------------------------------------------------------------------------------
      6842308-2             BUSHING               10                 37.67
--------------------------------------------------------------------------------
        6842523             BRACKET                1                902.46
--------------------------------------------------------------------------------
     6842758-75             RING RE                1                  4.17
--------------------------------------------------------------------------------
    6843333-027             PACKING                1                 12.30
--------------------------------------------------------------------------------
    6843333-116               SEAL                10                  2.57
--------------------------------------------------------------------------------
      6843356-1               CAGE                 1                121.43
--------------------------------------------------------------------------------
      6843356-2               CAGE                 1                255.50
--------------------------------------------------------------------------------
      6843356-3               CAGE                 1                255.50
--------------------------------------------------------------------------------
      6843356-4               CAGE                 1                351.92
--------------------------------------------------------------------------------
      6843356-5               CAGE                 1                351.92
--------------------------------------------------------------------------------
      6843357-1               CAGE                 1                241.75
--------------------------------------------------------------------------------
      6843357-2               CAGE                 1                292.66
--------------------------------------------------------------------------------
      6843357-3               CAGE                 1                292.66
--------------------------------------------------------------------------------
      6843357-4               CAGE                 1                292.66
--------------------------------------------------------------------------------
      6843357-5               CAGE                 1                315.18
--------------------------------------------------------------------------------
      6843358-1               CAGE                 1                182.11
--------------------------------------------------------------------------------
      6843358-2               CAGE                 1                255.50
--------------------------------------------------------------------------------
      6843358-3               CAGE                 1                255.50
--------------------------------------------------------------------------------
      6843358-4               CAGE                 1                301.40
--------------------------------------------------------------------------------
      6843358-5               CAGE                 1                301.40
--------------------------------------------------------------------------------
      6843359-1               CAGE                 1                 95.67
--------------------------------------------------------------------------------
      6843359-3               CAGE                 1                 95.67
--------------------------------------------------------------------------------
      6843360-1               CAGE                 1                171.46
--------------------------------------------------------------------------------
      6843360-2               CAGE                 1                677.65
--------------------------------------------------------------------------------
      6843360-3               CAGE                 1                704.77
--------------------------------------------------------------------------------
      6843360-4               CAGE                 1                197.45
--------------------------------------------------------------------------------
      6843360-5               CAGE                 1                195.66
--------------------------------------------------------------------------------
      6843361-1               CAGE                 1                128.41
--------------------------------------------------------------------------------
      6843361-2               CAGE                 1                443.76
--------------------------------------------------------------------------------
      6843361-3               CAGE                 1                443.76
--------------------------------------------------------------------------------
      6843361-4               CAGE                 1                205.91
--------------------------------------------------------------------------------
      6843361-5               CAGE                 1                218.47
--------------------------------------------------------------------------------
      6843362-1               CAGE                 1                210.88
--------------------------------------------------------------------------------
      6843362-2               CAGE                 1                584.85
--------------------------------------------------------------------------------
      6843362-3               CAGE                 1                689.49
--------------------------------------------------------------------------------
      6843362-4               CAGE                 1                229.04
--------------------------------------------------------------------------------
      6843362-5               CAGE                 1                234.72
--------------------------------------------------------------------------------
      6843363-1               CAGE                 1                156.44
--------------------------------------------------------------------------------
      6843363-2               CAGE                 1                195.89
--------------------------------------------------------------------------------
      6843363-3               CAGE                 1                195.89
--------------------------------------------------------------------------------
      6843363-4               CAGE                 1                195.87
--------------------------------------------------------------------------------
      6843363-5               CAGE                 1                202.13
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
      6843386                GUIDE                 2                129.77
--------------------------------------------------------------------------------
      6843609                WASHER                5                 11.10
--------------------------------------------------------------------------------
      6844003                 RING                 2                 24.73
--------------------------------------------------------------------------------
      6844006                COVER                 1               1219.70
--------------------------------------------------------------------------------
      6844007                SHAFT                 5                 51.78
--------------------------------------------------------------------------------
      6844043                 TUBE                 1                 34.00
--------------------------------------------------------------------------------
      6844044                 TUBE                 1                287.57
--------------------------------------------------------------------------------
      6844154                 TUBE                 1                231.38
--------------------------------------------------------------------------------
      6844157                 TUBE                 1                410.85
--------------------------------------------------------------------------------
      6844169                 TUBE                 1                119.95
--------------------------------------------------------------------------------
      6844317               BRACKET               15                  6.81
--------------------------------------------------------------------------------
      6844326                 NUT                  5                 12.84
--------------------------------------------------------------------------------
      6844414                ELBOW                 1                 84.93
--------------------------------------------------------------------------------
      6844422                DAMPER                5                 46.10
--------------------------------------------------------------------------------
      6844434                FLANGE                1                 91.43
--------------------------------------------------------------------------------
      6844453                BAFFLE                5                 14.84
--------------------------------------------------------------------------------
      6844456                BAFFLE                5                 13.01
--------------------------------------------------------------------------------
      6844457                BAFFLE                5                 23.83
--------------------------------------------------------------------------------
      6844458                BAFFLE                5                 14.13
--------------------------------------------------------------------------------
      6845919               HOUSING                1               5921.02
--------------------------------------------------------------------------------
   6845965-10                 NUT                  1                149.22
--------------------------------------------------------------------------------
      6846237               FITTING                1                326.32
--------------------------------------------------------------------------------
      6846669                VALVE                 1                282.28
--------------------------------------------------------------------------------
      6847449                WHEEL                 1              12996.73
--------------------------------------------------------------------------------
      6848194               CONNECTO               1                500.33
--------------------------------------------------------------------------------
      6848470                 TUBE                 1                102.21
--------------------------------------------------------------------------------
      6848471                 TUBE                 1                100.34
--------------------------------------------------------------------------------
      6848473                 TUBE                 1                244.60
--------------------------------------------------------------------------------
      6848474                 TUBE                 1                259.48
--------------------------------------------------------------------------------
    6848996-1                SPACER               10                 20.57
--------------------------------------------------------------------------------
    6848996-2                SPACER               10                 20.57
--------------------------------------------------------------------------------
    6848996-3                SPACER                5                 19.59
--------------------------------------------------------------------------------
   68478996-4                WASHER                2                 24.55
--------------------------------------------------------------------------------
    6848996-5                WASHER                4                 21.66
--------------------------------------------------------------------------------
      6849037                 TUBE                 1                 70.75
--------------------------------------------------------------------------------
 6849468-0804                2 BOLT               10                  7.10
--------------------------------------------------------------------------------
 6849468-0806                 BOLT                 5                  7.34
--------------------------------------------------------------------------------
 6849468-0807                 BOLT                 5                 16.97
--------------------------------------------------------------------------------
 6849468-0809                 BOLT                 5                  8.06
--------------------------------------------------------------------------------
 6849468-1214                2 BOLT                2                 14.69
--------------------------------------------------------------------------------
 6849469-0430               90 HOSE                1                196.81
--------------------------------------------------------------------------------
    6849490-2               BUSHING                2                103.45
--------------------------------------------------------------------------------
      6850314                 BOLT                 5                 15.19
--------------------------------------------------------------------------------
      6850597                 TUBE                 1                322.99
--------------------------------------------------------------------------------
      6850716                CLAMP                15                 17.27
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
       6850734                RING                 3                 28.41
--------------------------------------------------------------------------------
       6850746                BOLT                 2                 79.01
--------------------------------------------------------------------------------
       6850921               ELBOW                 1                110.97
--------------------------------------------------------------------------------
       6851354              ACCMLTR                1                841.93
--------------------------------------------------------------------------------
       6851391                TUBE                 1                102.89
--------------------------------------------------------------------------------
       6851392                TUBE                 1                228.05
--------------------------------------------------------------------------------
       6851393               WASHER                5                 22.49
--------------------------------------------------------------------------------
       6851394                TUBE                 1                 47.38
--------------------------------------------------------------------------------
       6851395                PLUG                 5                 13.47
--------------------------------------------------------------------------------
       6851430              DIFFUSER               1              10599.91
--------------------------------------------------------------------------------
       6851488                KIT                  1                741.44
--------------------------------------------------------------------------------
       6854199               DIAPH                 1                356.09
--------------------------------------------------------------------------------
       6851500                SEAL                 1                260.85
--------------------------------------------------------------------------------
       6851530                SEAL                 1                855.48
--------------------------------------------------------------------------------
       6851574               SCROLL                1               8913.21
--------------------------------------------------------------------------------
       6851995               NOZZLE                1               1584.22
--------------------------------------------------------------------------------
       6852020               NOZZLE                1               6956.09
--------------------------------------------------------------------------------
       6852074                TUBE                 1                349.26
--------------------------------------------------------------------------------
       6852176               GUIDE                 1                476.59
--------------------------------------------------------------------------------
       6853133               SHIELD                1               1098.89
--------------------------------------------------------------------------------
       6853136                GEAR                 1               7736.38
--------------------------------------------------------------------------------
       6853156                TUBE                 1                678.34
--------------------------------------------------------------------------------
       6853158                TUBE                 1                139.04
--------------------------------------------------------------------------------
       6853238              HOUSING                1               9532.15
--------------------------------------------------------------------------------
       6853249                TUBE                 1                136.46
--------------------------------------------------------------------------------
       6853265              GEARSHAF               1               4711.92
--------------------------------------------------------------------------------
       6853279               WHEEL                 1               7328.50
--------------------------------------------------------------------------------
       6853290               SHIELD                1               1245.79
--------------------------------------------------------------------------------
       6853304                TUBE                 1                190.57
--------------------------------------------------------------------------------
       6853308                TUBE                 1                226.92
--------------------------------------------------------------------------------
       6853362              BRACKET                1                243.54
--------------------------------------------------------------------------------
       6853366              BRACKET                1                 39.79
--------------------------------------------------------------------------------
       6853379                TUBE                 1                172.05
--------------------------------------------------------------------------------
       6853444               COVER                 1               3539.45
--------------------------------------------------------------------------------
       6853446               SHAFT                 1                 64.81
--------------------------------------------------------------------------------
       6853448               SHAFT                 1               5266.41
--------------------------------------------------------------------------------
       6853449                GEAR                 1                992.32
--------------------------------------------------------------------------------
       6853454                TUBE                 1                 97.46
--------------------------------------------------------------------------------
       6853455                TUBE                 1                 40.19
--------------------------------------------------------------------------------
       6853463                TUBE                 1                172.10
--------------------------------------------------------------------------------
       6853464                TUBE                 1                151.37
--------------------------------------------------------------------------------
       6853473                TUBE                 1                199.79
--------------------------------------------------------------------------------
       6853483               SPACER                2                 43.47
--------------------------------------------------------------------------------
       6853540                PUMP                 1              10151.04
--------------------------------------------------------------------------------
       6853543                BODY                 1               1360.09
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
       6853544               COVER                 1               1330.58
--------------------------------------------------------------------------------
       6854056              BRACKET               10                  7.27
--------------------------------------------------------------------------------
       6854139                TUBE                 1                531.70
--------------------------------------------------------------------------------
       6854149                GEAR                 1               4440.17
--------------------------------------------------------------------------------
       6854255               VALVE                 1                191.46
--------------------------------------------------------------------------------
       6854519                PLUG                 1                 83.42
--------------------------------------------------------------------------------
       6854851               SHAFT                 1               3136.25
--------------------------------------------------------------------------------
       6854852               SHAFT                 1               3101.04
--------------------------------------------------------------------------------
       6854857                GEAR                 1               4593.54
--------------------------------------------------------------------------------
     6854936-1               INSERT                2                 51.78
--------------------------------------------------------------------------------
     6854936-2               INSERT                5                184.26
--------------------------------------------------------------------------------
     6854936-3               INSERT                1                 74.43
--------------------------------------------------------------------------------
       6855319               GLATE                 5                 16.15
--------------------------------------------------------------------------------
       6855444                GEAR                 1                613.23
--------------------------------------------------------------------------------
       6855876                KIT                  1                 51.65
--------------------------------------------------------------------------------
       6855878                KIT                  1                 21.84
--------------------------------------------------------------------------------
       6855879                KIT                  1                  7.28
--------------------------------------------------------------------------------
       6856059               SHAFT                 1                662.08
--------------------------------------------------------------------------------
       6856067                TUBE                 1                 51.58
--------------------------------------------------------------------------------
       6856076              HOUSING                1               6530.23
--------------------------------------------------------------------------------
       6856145                CAGE                 1               1013.03
--------------------------------------------------------------------------------
       6856147                NUT                  1                363.19
--------------------------------------------------------------------------------
        685249              EXPANDER               1                 96.80
--------------------------------------------------------------------------------
       6856362               PISTON                1               1825.65
--------------------------------------------------------------------------------
       6856381               SLEEVE                1               1345.48
--------------------------------------------------------------------------------
       6856386                TUBE                 1                193.25
--------------------------------------------------------------------------------
       6856963                TUBE                 1                161.83
--------------------------------------------------------------------------------
       6856964                TUBE                 1                125.04
--------------------------------------------------------------------------------
       6856970                TUBE                 1                 95.99
--------------------------------------------------------------------------------
       6856972                TUBE                 1                134.30
--------------------------------------------------------------------------------
       6856973                TUBE                 1                165.76
--------------------------------------------------------------------------------
       6856974                TUBE                 1                182.86
--------------------------------------------------------------------------------
       6850976                TUBE                 1                118.70
--------------------------------------------------------------------------------
       6856977                TUBE                 2                139.48
--------------------------------------------------------------------------------
       6856978                TUBE                 1                153.03
--------------------------------------------------------------------------------
       6856981              FITTING                1                282.66
--------------------------------------------------------------------------------
       6856984                BODY                 1                580.44
--------------------------------------------------------------------------------
       6856986               POPPET                1                250.48
--------------------------------------------------------------------------------
       6856988                SEAT                 2                 36.63
--------------------------------------------------------------------------------
       6857280              MANIFOLD               1               1284.22
--------------------------------------------------------------------------------
       6857285                TUBE                 1                141.70
--------------------------------------------------------------------------------
       6857290              BRACKET                1                392.50
--------------------------------------------------------------------------------
       6857410               WASHER               10                  8.83
--------------------------------------------------------------------------------
     6857719-3                NUT                  2                 55.88
--------------------------------------------------------------------------------
       6857866              BUSHING               10                  5.40
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
    PART NUMBER              DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
    6858277-1                 CAGE                 1                726.52
--------------------------------------------------------------------------------
    6858277-2                 CAGE                 1                720.44
--------------------------------------------------------------------------------
    6858277-3                 CAGE                 1                767.27
--------------------------------------------------------------------------------
      6859073                 RING                15                 28.82
--------------------------------------------------------------------------------
      6859080                 NUT                  1                298.80
--------------------------------------------------------------------------------
      6859172                 TUBE                 1                183.00
--------------------------------------------------------------------------------
      6859177                 TUBE                 1                179.00
--------------------------------------------------------------------------------
      6859192               BRACKET                1                 63.75
--------------------------------------------------------------------------------
      6859330                 TUBE                 1                 95.99
--------------------------------------------------------------------------------
      6859367                SHAFT                 1               2481.43
--------------------------------------------------------------------------------
      6859373                NOZZLE                1                636.14
--------------------------------------------------------------------------------
      6859433               BEARING                1                389.62
--------------------------------------------------------------------------------
    6859734-2                 RING                15                 49.90
--------------------------------------------------------------------------------
      6859897               BUSHING                2                155.60
--------------------------------------------------------------------------------
      6859956                 TUBE                 1                185.47
--------------------------------------------------------------------------------
   6864045-02                 CLIP                 2                 25.10
--------------------------------------------------------------------------------
   6864045-06                 CLIP                 2                 26.22
--------------------------------------------------------------------------------
   6864046-02                 CLIP                 3                 26.46
--------------------------------------------------------------------------------
   6864046-06                 CLIP                 5                 51.28
--------------------------------------------------------------------------------
   6864061-02               BUSHING                5                  8.83
--------------------------------------------------------------------------------
   6864061-04               BUSHING                1                 10.12
--------------------------------------------------------------------------------
   6864061-08               BUSHING                5                  8.32
--------------------------------------------------------------------------------
   6864061-12               BUSHING                1                  9.66
--------------------------------------------------------------------------------
   6864061-16               BUSHING                2                 31.89
--------------------------------------------------------------------------------
      6866501                DAMPER                1                 67.17
--------------------------------------------------------------------------------
   6867908-03                 SEAL                50                  1.40
--------------------------------------------------------------------------------
      6870035                 TUBE                 1                108.77
--------------------------------------------------------------------------------
      6870036                 TUBE                 1                290.89
--------------------------------------------------------------------------------
      6870219                 TUBE                 1                142.83
--------------------------------------------------------------------------------
      6870264                 PIN                  1                125.95
--------------------------------------------------------------------------------
      6870692                 TUBE                 1                386.03
--------------------------------------------------------------------------------
      6870736                 RING                 1                127.18
--------------------------------------------------------------------------------
      6870740                 TUBE                 1                150.54
--------------------------------------------------------------------------------
      6870796                PLATE                10                 10.41
--------------------------------------------------------------------------------
      6870813                 VANE                 1               7280.03
--------------------------------------------------------------------------------
      6870832               COUPLING               1               1420.34
--------------------------------------------------------------------------------
      6870925                 BODY                 1                786.78
--------------------------------------------------------------------------------
      6870926                COVER                 1               1434.15
--------------------------------------------------------------------------------
      6870927                SHAFT                 1                 56.79
--------------------------------------------------------------------------------
      6870937                NOZZLE                1                382.96
--------------------------------------------------------------------------------
      6871014                 TUBE                 1                473.27
--------------------------------------------------------------------------------
      6871035                 TUBE                 1                 94.10
--------------------------------------------------------------------------------
      6871041                SHIELD                1               2360.51
--------------------------------------------------------------------------------
   6871076-12                SPACER                1                 34.38
--------------------------------------------------------------------------------
    6871076-4                SPACER               10                  3.09
--------------------------------------------------------------------------------

EXHIBIT A

--------------------------------------------------------------------------------
                                                 MIN.
                                                ORDER
     PART NUMBER             DESC.               QTY              1999 LIST
--------------------------------------------------------------------------------
     6871076-6               SPACER               10                 12.47
--------------------------------------------------------------------------------
       6871089              BUSHING                1                110.55
--------------------------------------------------------------------------------
       6871090              BUSHING                2                104.24
--------------------------------------------------------------------------------
       6871232               NOZZLE                1                219.19
--------------------------------------------------------------------------------
       6871234                TUBE                 1                207.54
--------------------------------------------------------------------------------
       6871257                TUBE                 1                210.59
--------------------------------------------------------------------------------
       6871259              TIEBOLT                1                751.20
--------------------------------------------------------------------------------
       6871311                TUBE                 1                306.90
--------------------------------------------------------------------------------
       6871315                TUBE                 1                402.31
--------------------------------------------------------------------------------
       6871318              SUPPORT                1              20754.91
--------------------------------------------------------------------------------
       6871461                TUBE                 1                 72.65
--------------------------------------------------------------------------------
       6871470                TUBE                 1                143.88
--------------------------------------------------------------------------------
       6871473                TUBE                 1                120.46
--------------------------------------------------------------------------------
       6871492                PLUG                 1                301.88
--------------------------------------------------------------------------------
       6871504               WASHER               25                  3.93
--------------------------------------------------------------------------------
       6871505              BEARING                1                612.11
--------------------------------------------------------------------------------
       6871533                PIN                 10                 11.13
--------------------------------------------------------------------------------
     6871533-1                PIN                  2                 44.28
--------------------------------------------------------------------------------
     6871533-2                PIN                  2                 42.18
--------------------------------------------------------------------------------
     6871533-3                PIN                  2                 43.85
--------------------------------------------------------------------------------
     6871533-4                PIN                  2                 47.17
--------------------------------------------------------------------------------
       6871534                PLUG                 2                187.64
--------------------------------------------------------------------------------
       6871564               PLATE                 1                 37.91
--------------------------------------------------------------------------------
       6871604              BEARING                1               2587.81
--------------------------------------------------------------------------------
       6871658               WASHER                2                 61.44
--------------------------------------------------------------------------------
       6871663               NOZZLE                1                223.90
--------------------------------------------------------------------------------
       6871784               GUIDE                 1                 62.49
--------------------------------------------------------------------------------
       6871937                TUBE                 1                103.00
--------------------------------------------------------------------------------
     6872007-1               NOZZLE                1                 94.36
--------------------------------------------------------------------------------
     6872007-2               NOZZLE                1                 91.78
--------------------------------------------------------------------------------
     6872007-3               NOZZLE                1                 91.78
--------------------------------------------------------------------------------
     6872007-4               NOZZLE                1                 90.92
--------------------------------------------------------------------------------
     6872007-5               NOZZLE                1                 80.02
--------------------------------------------------------------------------------
     6872007-6               NOZZLE                1                 90.92
--------------------------------------------------------------------------------
       6872010               PISTON                5                 67.12
--------------------------------------------------------------------------------
       6872018              BUSHING                2                 38.84
--------------------------------------------------------------------------------
       6872020              DIAPHRAM               1                370.77
--------------------------------------------------------------------------------
       6873252               SHAFT                 1                704.52
--------------------------------------------------------------------------------
       6873287              GOVERNOR               1               9111.75
--------------------------------------------------------------------------------
       6873482               CABLE                 1                205.89
--------------------------------------------------------------------------------
       6873483               CABLE                 1                164.52
--------------------------------------------------------------------------------
       6873833                KIT                  1                 52.59
--------------------------------------------------------------------------------
       6873835                KIT                  1                 20.94
--------------------------------------------------------------------------------
       6873836                KIT                 15                  5.24
--------------------------------------------------------------------------------
       6873837                KIT                  1                 95.81
--------------------------------------------------------------------------------

EXHIBIT A

------------------------------------------------------
                                       MIN
                                      ORDER
      PART NUMBER        DESC.         QTY   1999 LIST
------------------------------------------------------
        6873838           KIT          15         6.05
------------------------------------------------------
        6873857         BRACKET         2        37.03
------------------------------------------------------
        6873858         BRACKET         5        44.69
------------------------------------------------------
        6873860         BRACKET         1        74.47
------------------------------------------------------
        6873861         BRACKET         2       227.30
------------------------------------------------------
        6873862         BRACKET         2       180.54
------------------------------------------------------
        6873916         BEARING         1      1919.52
------------------------------------------------------
        6873949          SPACER         2        26.91
------------------------------------------------------
        6874169           SEAL          1      1002.62
------------------------------------------------------
        6874446           VANE          1       682.98
------------------------------------------------------
        6874447           VANE          1       740.93
------------------------------------------------------
        6874495          SHAFT          1       474.93
------------------------------------------------------
        6874513         BUSHING         2       113.47
------------------------------------------------------
        6874553         BRACKET         2       113.55
------------------------------------------------------
        6874576          FILTER         1       546.11
------------------------------------------------------
        6874672           TUBE          1       601.16
------------------------------------------------------
        6874725         DIAPHRAG        1       151.00
------------------------------------------------------
        6874727           SEAT          1       180.41
------------------------------------------------------
        6874729          SPRING         2        40.73
------------------------------------------------------
        6874751           BODY          1       636.48
------------------------------------------------------
        6874752           SEAT          2       104.05
------------------------------------------------------
        6874759          SHAFT          1       903.86
------------------------------------------------------
        6874765          SHAFT          1       771.53
------------------------------------------------------
        6874770           STOP          1       276.04
------------------------------------------------------
        6874815          COVER          1      1313.89
------------------------------------------------------
        6874816          VALVE          1       357.29
------------------------------------------------------
        6874817          FILTER         2        45.37
------------------------------------------------------
      6874818-1          NOZZLE         1       343.39
------------------------------------------------------
      6874818-2          NOZZLE         1       343.39
------------------------------------------------------
      6874818-3          NOZZLE         1       343.39
------------------------------------------------------
      6874818-4          NOZZLE         1       343.39
------------------------------------------------------
      6874818-5          NOZZLE         1       343.39
------------------------------------------------------
      6874818-6          NOZZLE         1       343.39
------------------------------------------------------
      6874818-7          NOZZLE         1       343.39
------------------------------------------------------
      6874818-8          NOZZLE         1       343.39
------------------------------------------------------
      6874818-9          NOZZLE         1       343.39
------------------------------------------------------
        6874844         BRACKET         1       475.83
------------------------------------------------------
        6874888          INSERT         1       629.59
------------------------------------------------------
      6874924-0         ORIFICE         2        47.92
------------------------------------------------------
      6874924-1         ORIFICE         1        62.90
------------------------------------------------------
     6874924-10         ORIFICE         1        76.65
------------------------------------------------------
     6874924-11         ORIFICE         1        70.42
------------------------------------------------------
     6874924-12         ORIFICE         1        73.36
------------------------------------------------------
      6874924-2         ORIFICE         1        55.27
------------------------------------------------------
      6874924-3         ORIFICE         1        53.45
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
      PART NUMBER        DESC.         QTY   1999 LIST
------------------------------------------------------
       6874924-4        ORIFICE         1        54.10
------------------------------------------------------
       6874924-5        ORIFICE         1        58.42
------------------------------------------------------
       6874924-6        ORIFICE         1        55.60
------------------------------------------------------
       6874924-7        ORIFICE         1        55.60
------------------------------------------------------
       6874924-8        ORIFICE         1        70.42
------------------------------------------------------
       6874924-9        ORIFICE         1        70.42
------------------------------------------------------
         6874950         COVER          1       621.23
------------------------------------------------------
         6874979         VALVE          1      2992.52
------------------------------------------------------
         6875008          PIN          50         4.93
------------------------------------------------------
       6875011-1         INSERT         1        84.06
------------------------------------------------------
       6875011-2         INSERT         1       123.25
------------------------------------------------------
       6875011-3         INSERT        10        76.65
------------------------------------------------------
       6875012-1         INSERT         1       144.79
------------------------------------------------------
       6875012-2         INSERT         1       235.33
------------------------------------------------------
       6875012-3         INSERT         1       144.79
------------------------------------------------------
         6875035        BEARING         1       963.02
------------------------------------------------------
       6875069-1        FOLLOWER        1       475.89
------------------------------------------------------
       6874069-2        FOLLOWER        1       475.89
------------------------------------------------------
         6875087          ROD           1       574.52
------------------------------------------------------
       6875087-1          ROD           2       145.64
------------------------------------------------------
         6875089        BRACKET         1       255.99
------------------------------------------------------
         6875090        BRACKET         1       366.27
------------------------------------------------------
         6875093        POINTER        25         3.66
------------------------------------------------------
         6875094         DECAL         10         6.15
------------------------------------------------------
      6875098-68          JET           1       100.29
------------------------------------------------------
         6875115         SHAFT          1      1431.59
------------------------------------------------------
         6875147         ELBOW          1       973.81
------------------------------------------------------
         6875224        ACCMLTR         1       521.60
------------------------------------------------------
         6875248         INSERT         1       550.63
------------------------------------------------------
         6875261         PLATE          1       373.10
------------------------------------------------------
         6875510          PIN          15         4.96
------------------------------------------------------
         6875589         COVER          1      2012.60
------------------------------------------------------
         6875592         LEVER          1       646.68
------------------------------------------------------
         6875593         LEVER          1       391.51
------------------------------------------------------
         6875595         LEVER          1       675.29
------------------------------------------------------
         6875596         LEVER          1       763.82
------------------------------------------------------
         6875621          TUBE          1       147.72
------------------------------------------------------
         6875622          TUBE          1       147.72
------------------------------------------------------
         6875630          TUBE          1       186.17
------------------------------------------------------
         6875631          TUBE          1       141.34
------------------------------------------------------
         6875632          TUBE          1       132.39
------------------------------------------------------
         6875633          TUBE          2       136.59
------------------------------------------------------
         6875636          TUBE          1       211.53
------------------------------------------------------
         6875637          TUBE          1       104.87
------------------------------------------------------
         6875639          TUBE          1        78.58
------------------------------------------------------

EXHIBIT A

------------------------------------------------------
                                       MIN
                                      ORDER
      PART NUMBER        DESC.         QTY   1999 LIST
------------------------------------------------------
         6875641          TUBE          1       239.66
------------------------------------------------------
         6875647          TUBE          1       157.45
------------------------------------------------------
         6875663         FILTER         1      1072.88
------------------------------------------------------
         6875708        GOVERNOR        1     18754.50
------------------------------------------------------
         6875709         VALVE          1      1129.99
------------------------------------------------------
         6875736          RING          4        21.19
------------------------------------------------------
         6875741         PLATE          2        53.20
------------------------------------------------------
         6875808          GEAR          1      1087.11
------------------------------------------------------
         6875809         SHAFT          1      2826.17
------------------------------------------------------
         6875999          TUBE          1       153.66
------------------------------------------------------
         6876025         ELBOW          1        83.56
------------------------------------------------------
      6876027-03        PACKING         1         3.73
------------------------------------------------------
         6876028        BRACKET         5        20.03
------------------------------------------------------
       6876030-1          STUD          1       198.74
------------------------------------------------------
       6876030-2          STUD          1       240.60
------------------------------------------------------
       6876030-3          STUD          1       240.60
------------------------------------------------------
       6876030-4          STUD          1       230.25
------------------------------------------------------
       6876030-5          STUD          1       236.52
------------------------------------------------------
         6876034          BOLT          1        95.12
------------------------------------------------------
         6876049          STUD         10        47.47
------------------------------------------------------
         6876073          PLUG          1       267.32
------------------------------------------------------
      6876097-01          BOLT          3        32.06
------------------------------------------------------
      6876097-02          BOLT          5        31.67
------------------------------------------------------
         6876100          ROD           1       601.84
------------------------------------------------------
       6876100-1          ROD           2       145.64
------------------------------------------------------
         6876204          TUBE          1       199.18
------------------------------------------------------
         6876241          KIT          50         5.56
------------------------------------------------------
         6876242          KIT          50         5.08
------------------------------------------------------
         6876243          KIT          25         3.59
------------------------------------------------------
         6876294          TUBE          1       128.51
------------------------------------------------------
         6876315         DAMPER         1       338.98
------------------------------------------------------
         6876333          TUBE          1       151.13
------------------------------------------------------
         6876367        IMPELLER        1     16538.24
------------------------------------------------------
         6876375          TUBE          1       157.59
------------------------------------------------------
         6876376          TUBE          1       151.55
------------------------------------------------------
         6876485        BRACKET         1       313.14
------------------------------------------------------
         6876527         SPACER         2        36.92
------------------------------------------------------
         6876528          GEAR          1      2875.31
------------------------------------------------------
         6876529          GEAR          1      3420.35
------------------------------------------------------
         6876542          TUBE          1       289.81
------------------------------------------------------
         6876551         LEVER          1       407.78
------------------------------------------------------
         6876553          ROD           1       380.32
------------------------------------------------------
         6876554          ROD           1       227.25
------------------------------------------------------
         6876557         VALVE          1      1633.68
------------------------------------------------------
         6876617         VALVE          1       692.54
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
           PART NUMBER   DESC.         QTY   1999 LIST
------------------------------------------------------
             6876677     PLATE      10        11.81
------------------------------------------------------
             6876685    BRACKET      1       292.17
------------------------------------------------------
             6876689      PUMP       1     11945.29
------------------------------------------------------
             6876739     PLATE       2       160.08
------------------------------------------------------
             6876741      STUD      10         7.35
------------------------------------------------------
             6876770      SEAL       1      1751.61
------------------------------------------------------
             6876771     COVER       1       203.40
------------------------------------------------------
             6876793      TUBE       1       145.54
------------------------------------------------------
             6876814     THERMO      1      1885.98
------------------------------------------------------
           6876834-1      SEAL       1      1133.20
------------------------------------------------------
           6876834-2      SEAL       1      1133.20
------------------------------------------------------
             6876872      SEAL       1       190.16
------------------------------------------------------
             6876877    SLINGER      1        89.55
------------------------------------------------------
             6876878      NUT        1        81.23
------------------------------------------------------
             6876925      TUBE       1       320.99
------------------------------------------------------
           6876941-1      CAGE       1      4719.92
------------------------------------------------------
           6876941-3      CAGE       1      4719.92
------------------------------------------------------
             6877060      TUBE       1       156.97
------------------------------------------------------
             6877081      KEY        2        44.69
------------------------------------------------------
             6877146      TUBE       1       470.48
------------------------------------------------------
           6877237-1      STUD       1       272.17
------------------------------------------------------
           6877237-3      STUD       1       347.07
------------------------------------------------------
             6877259    BRACKET      5        18.39
------------------------------------------------------
             6877276    BRACKET      2       171.46
------------------------------------------------------
             6877277      TUBE       1       296.40
------------------------------------------------------
             6877518    IGNITER      1       324.78
------------------------------------------------------
           6877736-1      SEAL       1      1305.47
------------------------------------------------------
           6877736-2      SEAL       1      1273.19
------------------------------------------------------
             6877896    FITTING      2       193.97
------------------------------------------------------
             6878426     NOZZLE      1     11854.93
------------------------------------------------------
             6878447     SPRING     50        14.85
------------------------------------------------------
             6878498     NOZZLE      1      7666.42
------------------------------------------------------
             6879874    SUPPORT      1     28452.85
------------------------------------------------------
             6879879    SUPPORT      1     20164.62
------------------------------------------------------
           6879879-9     CLAMP       1       222.04
------------------------------------------------------
        6879880E123C      HOSE       1       156.41
------------------------------------------------------
         6879880E16F    270 HOSE     1       301.27
------------------------------------------------------
             6886116    CONTROL      1     14797.79
------------------------------------------------------
             6886117     LEVER       1       545.26
------------------------------------------------------
             6886126     SHAFT       1      4847.10
------------------------------------------------------
             6886407     WHEEL       1      5817.34
------------------------------------------------------
        6886430E062E    140 HOSE     1       201.58
------------------------------------------------------
        6886430E070A      HOSE       1        52.69
------------------------------------------------------
        6886430E480F    106 HOSE     1       177.17
------------------------------------------------------
        6886430G050B    000 HOSE     1       146.38
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
            PART NUMBER  DESC.         QTY   1999 LIST
------------------------------------------------------
             6886434      PIN          10         7.53
------------------------------------------------------
             6886435    CUPWASHE        1       112.22
------------------------------------------------------
             6886436      PIN          10        23.96
------------------------------------------------------
             6886437     SPRING         5        73.76
------------------------------------------------------
             6886446    SUPPORT         1       620.33
------------------------------------------------------
             6886945     COVER          1     19251.91
------------------------------------------------------
             6887089     WASHER         5        20.41
------------------------------------------------------
             6887097     SCREW          5        13.60
------------------------------------------------------
           6887099-3      STUD         10        24.27
------------------------------------------------------
             6887121      TUBE          5        30.74
------------------------------------------------------
             6887139      GEAR          1       418.02
------------------------------------------------------
             6887160      TUBE          1       213.98
------------------------------------------------------
             6887645      KIT           1      1843.85
------------------------------------------------------
             6887761    THERMOCO        1      1886.73
------------------------------------------------------
             6888529      GEAR          1      3577.00
------------------------------------------------------
             6888602    SLINGER         1       108.50
------------------------------------------------------
             6888621      PIN          25         2.63
------------------------------------------------------
             6889054     WHEEL          1      7135.07
------------------------------------------------------
             6889069    COUPLING        1      1516.94
------------------------------------------------------
             6889093    BEARING         1       947.92
------------------------------------------------------
             6889157     SHAFT          1      4624.25
------------------------------------------------------
             6889158     SHAFT          1      3424.62
------------------------------------------------------
             6889161     WASHER        15         6.50
------------------------------------------------------
             6889162     WASHER        10        11.04
------------------------------------------------------
             6889163      NUT           1       334.01
------------------------------------------------------
             6889164     PISTON         1      1688.24
------------------------------------------------------
             6889168     COVER          1      1046.63
------------------------------------------------------
             6889169      BODY          1      3221.96
------------------------------------------------------
           6889172-1      CAGE          1       278.09
------------------------------------------------------
           6889172-2      CAGE          1       362.53
------------------------------------------------------
           6889172-3      CAGE          1       336.64
------------------------------------------------------
             6889173      TUBE          1       116.52
------------------------------------------------------
             6889176      TUBE          1        97.63
------------------------------------------------------
             6889177      TUBE          1       125.10
------------------------------------------------------
             6889178      TUBE          1       105.44
------------------------------------------------------
           6889182-1      CAGE          1       398.98
------------------------------------------------------
           6889182-2      CAGE          1       419.91
------------------------------------------------------
           6889182-3      CAGE          1      2443.25
------------------------------------------------------
             6889191    SUPPORT         1      1677.59
------------------------------------------------------
             6889193    JOURNAL         1       505.62
------------------------------------------------------
             6889196    ADAPTER         1       642.96
------------------------------------------------------
             6889197      RING          2        16.14
------------------------------------------------------
             6889198     SPACER         2       147.24
------------------------------------------------------
             5889199    COUPLING        1       432.71
------------------------------------------------------
             6889300    SUPPORT         1       829.54
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
             6889302     SHAFT          1      2840.12
------------------------------------------------------
           6889314-1      CAGE          1       210.98
------------------------------------------------------
           6889314-2      CAGE          1       320.89
------------------------------------------------------
           6889314-3      CAGE          1       255.41
------------------------------------------------------
           6889315-1      CAGE          1       365.56
------------------------------------------------------
           6889315-2      CAGE          1       414.64
------------------------------------------------------
           6889315-3      CAGE          1       356.68
------------------------------------------------------
           6889316-1      CAGE          1       295.40
------------------------------------------------------
           6889316-2      CAGE          1       299.55
------------------------------------------------------
           6889316-3      CAGE          1       322.06
------------------------------------------------------
             6889318      NUT           1       214.68
------------------------------------------------------
             6889319     WASHER         1       340.14
------------------------------------------------------
             6889326    BEARING         1      1339.51
------------------------------------------------------
             6889336    BEARING         1      1161.33
------------------------------------------------------
             6889337    BEARING         1      1758.64
------------------------------------------------------
           6889351-1      STUD          2        31.23
------------------------------------------------------
           6889351-2      STUD          1        27.41
------------------------------------------------------
           6889351-3      STUD          3        81.04
------------------------------------------------------
           6889351-4      STUD          2        27.66
------------------------------------------------------
           6889351-5      STUD          2        38.87
------------------------------------------------------
             6889700      GEAR          1      2309.81
------------------------------------------------------
             6889735      BOLT          5        14.58
------------------------------------------------------
             6889814      BODY          1      1437.61
------------------------------------------------------
             6890027     PLATE          1      2658.95
------------------------------------------------------
             6890029      PIN           1        85.05
------------------------------------------------------
             6890035      RING          1       177.34
------------------------------------------------------
             6890044      PLUG          1        54.29
------------------------------------------------------
           6890470-3      NUT           5         9.15
------------------------------------------------------
             6890530    SUPPORT         1      9500.43
------------------------------------------------------
             6890574      TUBE          2        38.89
------------------------------------------------------
             6890576      TUBE          1       177.83
------------------------------------------------------
             6890578      TUBE          1        84.76
------------------------------------------------------
             6890580      TUBE          1        87.96
------------------------------------------------------
             6890581      TUBE          1        92.67
------------------------------------------------------
             6890583      TUBE          1       102.20
------------------------------------------------------
             6890584      TUBE          1        84.17
------------------------------------------------------
             6890586      TUBE          1       102.17
------------------------------------------------------
          6890909-66      JET           2       154.47
------------------------------------------------------
             6890917     NOZZLE         1      2172.73
------------------------------------------------------
             6891586      TEE           1       143.51
------------------------------------------------------
             6891606      GEAR          1       382.61
------------------------------------------------------
             6891633      TUBE          1       107.42
------------------------------------------------------
             6891634      TUBE          1       137.25
------------------------------------------------------
             6891639    BRACKET         1       496.25
------------------------------------------------------
             6891640      RING          1       105.73
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
         PART NUMBER       DESC.       QTY   1999 LIST
------------------------------------------------------
             6891963         LEAD       1       820.64
------------------------------------------------------
             6891965      ELEMENT       1       192.24
------------------------------------------------------
             6891966      HOUSING       1       858.45
------------------------------------------------------
             6891967         SEAL       1       103.13
------------------------------------------------------
         6891980-250       TUBING       1      3153.66
------------------------------------------------------
           6892069-1      BUSHING       2        24.44
------------------------------------------------------
           6892069-2      BUSHING       1        24.44
------------------------------------------------------
           6892069-3      BUSHING      10        29.19
------------------------------------------------------
             6892070      HOUSING       1      2773.30
------------------------------------------------------
             6892071         BODY       1      1651.51
------------------------------------------------------
             6892073         RING       2       110.80
------------------------------------------------------
             6892074         RING       1        80.75
------------------------------------------------------
             6892099       SHIELD       1       220.58
------------------------------------------------------
             6892285        SHAFT       1      4305.78
------------------------------------------------------
           6892287-1         CAGE       1       160.72
------------------------------------------------------
           6892287-2         CAGE       1       189.33
------------------------------------------------------
           6892287-3         CAGE       1       162.24
------------------------------------------------------
             6892313      BRACKET       5        20.16
------------------------------------------------------
             6892314      BRACKET       5        17.60
------------------------------------------------------
             6892780     DIAPHRAG       1       180.78
------------------------------------------------------
             6892823         RING       1        76.49
------------------------------------------------------
             6892824        MOUNT       1      1453.75
------------------------------------------------------
             6892826      FITTING       1       314.45
------------------------------------------------------
             6892832       SHIELD       1      4457.05
------------------------------------------------------
             6892836         TUBE       1       200.44
------------------------------------------------------
             6892838         RING       1       135.76
------------------------------------------------------
             6892846         TUBE       1       122.66
------------------------------------------------------
             6893002      BEARING       1      1882.84
------------------------------------------------------
             6893008      SLINGER       1       184.38
------------------------------------------------------
             6893011          KEY       1       128.56
------------------------------------------------------
             6893014         TUBE       1       106.94
------------------------------------------------------
           6893015-1      ORIFICE       1       161.59
------------------------------------------------------
         6893015-1.5      ORIFICE       1       172.86
------------------------------------------------------
           6893015-2      ORIFICE       1       182.59
------------------------------------------------------
         6893015-2.5      ORIFICE       1       167.87
------------------------------------------------------
           6893015-3      ORIFICE       1       170.47
------------------------------------------------------
         6893015-3.5      ORIFICE       1       163.85
------------------------------------------------------
           6893015-4      ORIFICE       1       164.83
------------------------------------------------------
         6893015-4.5      ORIFICE       1       169.47
------------------------------------------------------
           6893015-5      ORIFICE       1       173.89
------------------------------------------------------
             6893029         SUMP       1      1109.02
------------------------------------------------------
             6893031         SEAL       1       363.06
------------------------------------------------------
             6893071         RING       5        58.39
------------------------------------------------------
             6893072         TUBE       1       140.92
------------------------------------------------------
             6893073         TUBE       1       134.37
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
           PART NUMBER    DESC.        QTY   1999 LIST
------------------------------------------------------
             6893478     SPRING         1        56.62
------------------------------------------------------
             6893479     PISTON         1       325.49
------------------------------------------------------
             6893481     PLATE          1       263.54
------------------------------------------------------
             6893483    BELLOWS         1       743.72
------------------------------------------------------
             6893484     SPRING        10        28.50
------------------------------------------------------
             6893485     SCREW          1       376.20
------------------------------------------------------
             6893488    DAMPENER        1       170.12
------------------------------------------------------
             6893614      NUT           1       245.03
------------------------------------------------------
             6893617    HOUSING         1      1679.60
------------------------------------------------------
             6893626      TUBE          1       130.86
------------------------------------------------------
             6893627      TUBE          1       274.51
------------------------------------------------------
             6893628      TUBE          1        81.55
------------------------------------------------------
             6893634     SPACER         2        24.55
------------------------------------------------------
             6893636    BRACKET         1        95.84
------------------------------------------------------
             6893647      SEAL          1      1581.98
------------------------------------------------------
             6893648    ADAPTER         1       551.10
------------------------------------------------------
             6893650      TUBE          1        92.93
------------------------------------------------------
             6893657      BODY          1      2098.96
------------------------------------------------------
             6893658      GEAR          1       409.83
------------------------------------------------------
             6893659      GEAR          1       586.50
------------------------------------------------------
             6893662     SHAFT          1      1951.03
------------------------------------------------------
             6893663      TUBE          1       151.66
------------------------------------------------------
             6893665     POPPET         1       311.91
------------------------------------------------------
             6893672      GEAR          1      2809.46
------------------------------------------------------
             6893673     SHAFT          1      7950.63
------------------------------------------------------
             6893676    DEFLECTO        2       167.96
------------------------------------------------------
             6894058    RETAINER        1       215.84
------------------------------------------------------
             6894075    BRACKET         1        89.39
------------------------------------------------------
             6894104     PANEL          1       109.68
------------------------------------------------------
             6894106      TUBE          1       132.42
------------------------------------------------------
             6894110      KIT           1      1290.62
------------------------------------------------------
             6894123      KIT           1       369.56
------------------------------------------------------
             6894137     COVER          1        89.53
------------------------------------------------------
           6894196-1      PIN           1        58.58
------------------------------------------------------
           6894196-2      PIN           5        72.55
------------------------------------------------------
           6894196-3      PIN           5        69.19
------------------------------------------------------
           6894196-4      PIN           5        58.81
------------------------------------------------------
           6894196-5      PIN           5        58.81
------------------------------------------------------
             6894627    COUNTER         1       912.56
------------------------------------------------------
             6895007    BEARING         1      2459.56
------------------------------------------------------
             6895011    BRACKET         2        33.62
------------------------------------------------------
             6895012    BRACKET         1        44.19
------------------------------------------------------
             6805028      KIT           1        78.95
------------------------------------------------------
             6895029      KIT           1       113.30
------------------------------------------------------
             6895053      ROD           1       362.43
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER   DESC.          QTY   1999 LIST
------------------------------------------------------
             6895054     BAFFLE         5        10.93
------------------------------------------------------
             6895090    HOUSING         1      2650.99
------------------------------------------------------
             6895094    STANDPIP        1       128.99
------------------------------------------------------
             6895096      CAP           1       563.92
------------------------------------------------------
             6895097    INDICATO        1       699.02
------------------------------------------------------
             6895171     VALVE          1       785.14
------------------------------------------------------
             6895150     GUIDE          1       340.21
------------------------------------------------------
             6895183      BODY          1      2416.47
------------------------------------------------------
             6895551     SPRING         1       101.26
------------------------------------------------------
             6895801     WHEEL          1     10015.47
------------------------------------------------------
             6895807     SLEEVE         1      1196.15
------------------------------------------------------
             6895832      TUBE          1       209.56
------------------------------------------------------
             6895845      BODY          1      1695.66
------------------------------------------------------
             6895846    HOUSING         1      2755.51
------------------------------------------------------
             6896004     NOZZLE         1     10452.91
------------------------------------------------------
             6896011    SUPPORT         1     19191.11
------------------------------------------------------
             6896023      TUBE          1      1727.28
------------------------------------------------------
             6896024     NOZZLE         1       786.21
------------------------------------------------------
             6896080      TUBE          1       155.22
------------------------------------------------------
             6896081      TUBE          1       157.90
------------------------------------------------------
             6896096     GASKET         2        13.34
------------------------------------------------------
             6896097     PLATE          1        67.53
------------------------------------------------------
             6896098      SEAL          1       233.80
------------------------------------------------------
             6896194      SEAT          1       315.89
------------------------------------------------------
             6896301      PLUG          1       155.99
------------------------------------------------------
             6896303     JUMPER         1        52.24
------------------------------------------------------
             6896305     COVER          1        12.38
------------------------------------------------------
             6896402      ROD           1       785.95
------------------------------------------------------
             6896407    SUPPORT         1     13666.40
------------------------------------------------------
             6896408      NUT           1       456.12
------------------------------------------------------
             6896437     SHAFT          1      3163.07
------------------------------------------------------
             6896449      TUBE          1       131.29
------------------------------------------------------
             6896451      TUBE          1       131.29
------------------------------------------------------
             6896482      PLUG          1       544.88
------------------------------------------------------
           6896483-1     INSERT         1       212.91
------------------------------------------------------
           6896483-2     INSERT         1       294.10
------------------------------------------------------
           6896483-3     INSERT         1       279.90
------------------------------------------------------
             6896810      PUMP          1     21158.90
------------------------------------------------------
             6896822      PUMP          1      8110.71
------------------------------------------------------
             6896875      NUT           1       743.46
------------------------------------------------------
           6897953-9     COVER        100         0.36
------------------------------------------------------
             6898507     PISTON         1       163.38
------------------------------------------------------
             6898508     PLATE          1       170.41
------------------------------------------------------
             6898558    SUPPORT         1       533.95
------------------------------------------------------
             6898560      TUBE          1       150.11
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
         PART NUMBER     DESC.         QTY   1999 LIST
------------------------------------------------------
             6898576    FIREWALL        1       716.18
------------------------------------------------------
           6898577-1    BUSHING         1       267.50
------------------------------------------------------
           6898577-2    BUSHING         1       281.64
------------------------------------------------------
           6898577-3    BUSHING         1       303.31
------------------------------------------------------
             6898598     COVER          1       203.00
------------------------------------------------------
             6898604    SKIN AS         1       238.35
------------------------------------------------------
             6898605    DOUBLER         1       136.67
------------------------------------------------------
             6898606    BEARING         1      1831.26
------------------------------------------------------
             6898607    BEARING         1       478.68
------------------------------------------------------
             6898613    BRACKET         2        45.51
------------------------------------------------------
             6898622      TUBE          1       149.77
------------------------------------------------------
             6898623      TUBE          1       166.37
------------------------------------------------------
             6898628      PIN          25         9.03
------------------------------------------------------
             6898639      TUBE          1       152.95
------------------------------------------------------
             6898641      HOSE          1       252.93
------------------------------------------------------
             6898642     SHAFT          1      3893.87
------------------------------------------------------
             6898643      KIT           1      1279.27
------------------------------------------------------
             6898645     RIVET         50         4.32
------------------------------------------------------
             6898661      CAP           1       273.29
------------------------------------------------------
             6898663     WHEEL          1      8918.52
------------------------------------------------------
             6898677     SPACER         1        70.66
------------------------------------------------------
             6898707     SCREEN         5        48.10
------------------------------------------------------
             6898726    BRACKET         1       497.70
------------------------------------------------------
             6898732    BRACKET         1       445.46
------------------------------------------------------
             6898748      SEAL          1        45.65
------------------------------------------------------
             6898761     ELBOW          1       324.77
------------------------------------------------------
             6898764    SEAL ASY        1       853.09
------------------------------------------------------
             6898769    MANIFOLD        1      1993.91
------------------------------------------------------
             6898770      SEAL          2        94.76
------------------------------------------------------
             6898779     NOZZLE         1       139.05
------------------------------------------------------
             6898782     WHEEL          1      6842.30
------------------------------------------------------
             6898784    ADAPTER         1      1122.05
------------------------------------------------------
             6898808      TUBE          1       218.55
------------------------------------------------------
             6898809     GUIDE          5        42.72
------------------------------------------------------
             6898810      BODY          1       376.50
------------------------------------------------------
             6898811     VALVE          1       571.94
------------------------------------------------------
             6898824    MANIFOLD        1      2040.22
------------------------------------------------------
             6898825      TUBE          1       344.07
------------------------------------------------------
             6898826      GEAR          1      7694.65
------------------------------------------------------
             6898827      GEAR          1      2762.75
------------------------------------------------------
             6898829      GEAR          1      4374.31
------------------------------------------------------
             6898830      RING         15         6.78
------------------------------------------------------
             6898835     SHAFT          1      4875.31
------------------------------------------------------
             6898836      BODY          1       322.14
------------------------------------------------------
             6898840     VALVE          1       626.86
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER     DESC.        QTY   1999 LIST
------------------------------------------------------
             6898847      TUBE          1       109.74
------------------------------------------------------
             6898920     SHIELD         1      2685.97
------------------------------------------------------
             6898933    BRACKET         1        89.63
------------------------------------------------------
             6898936      TUBE          1       142.35
------------------------------------------------------
             6898937    BRACKET         1       588.49
------------------------------------------------------
             6898945     COVER          1       826.70
------------------------------------------------------
             6898947    ELEMENT         1       281.35
------------------------------------------------------
             6898958     NOZZLE         1       191.98
------------------------------------------------------
             6898972      TEE           1       399.55
------------------------------------------------------
             6898976      TEE           1       432.07
------------------------------------------------------
             6898977    COUPLING        1       869.73
------------------------------------------------------
             6898979      TUBE          1       482.61
------------------------------------------------------
             6898981     SHAFT          1      2881.71
------------------------------------------------------
             6898986    RESTRICT        1       142.71
------------------------------------------------------
             6899001    INJECTOR        1      2355.36
------------------------------------------------------
             6899019     VALVE          1       190.57
------------------------------------------------------
             6899023      TEE           1       149.84
------------------------------------------------------
             6899025      BODY          1       867.98
------------------------------------------------------
             6899027     SPRING         5       122.57
------------------------------------------------------
             6899049    BUSHING         1       188.23
------------------------------------------------------
             6899050     VALVE          1       597.51
------------------------------------------------------
             6899051     VALVE          1       473.33
------------------------------------------------------
             6899059      BODY          1       837.51
------------------------------------------------------
             6899061     PISTON         1       440.51
------------------------------------------------------
             6899074      SEAT          1       326.21
------------------------------------------------------
             6899076     COVER          1      1530.65
------------------------------------------------------
             6899078     PLATE          1       765.79
------------------------------------------------------
             6899079     CLAMP          1       510.48
------------------------------------------------------
             6899080     VALVE          1      1866.91
------------------------------------------------------
             6899081     LINER          1     10085.14
------------------------------------------------------
             6899084    IGNITER         1       277.84
------------------------------------------------------
             6899093    EXCITER         1      4006.31
------------------------------------------------------
             6899124    BRACKET         1       384.80
------------------------------------------------------
             6899141    HARNESS         1      6403.85
------------------------------------------------------
             6898143     SWITCH         1      1037.05
------------------------------------------------------
             6899149    BRACKET         1       237.08
------------------------------------------------------
             6899154      TUBE          1       178.98
------------------------------------------------------
             6899162      KIT           1       128.89
------------------------------------------------------
             6899165      TUBE          1       149.28
------------------------------------------------------
           6899166-5    BRACKET         1        19.54
------------------------------------------------------
             6899168    RETAINER        1       681.91
------------------------------------------------------
             6899170    SUPPORT         1     16241.05
------------------------------------------------------
             6899180    BRACKET         5        20.42
------------------------------------------------------
             6899185      TUBE          1       254.46
------------------------------------------------------
             6899191      TUBE          1       361.83
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER     DESC.        QTY   1999 LIST
------------------------------------------------------
             6899208      TUBE          1       114.20
------------------------------------------------------
             6899215    DOUBLER         1       241.89
------------------------------------------------------
             6899216    DOUBLER         1       192.73
------------------------------------------------------
             6899217    BRACKET         2         8.29
------------------------------------------------------
             6899218      GEAR          1      4010.59
------------------------------------------------------
             6899219    COUPLING        1      3747.08
------------------------------------------------------
             6899227    HOUSING         1      6565.32
------------------------------------------------------
             6899233      TUBE          1       263.62
------------------------------------------------------
             6899238    BRACKET         1       163.19
------------------------------------------------------
             6899246    HOUSING         1      3116.51
------------------------------------------------------
             6899249      TUBE          1       142.99
------------------------------------------------------
             6899279     FILTER         1      4249.46
------------------------------------------------------
           6899282-1    ORIFICE         1       250.95
------------------------------------------------------
          6899282-10    ORIFICE         1       242.95
------------------------------------------------------
          6899282-11    ORIFICE         1       245.26
------------------------------------------------------
          6899282-13    ORIFICE         1       242.95
------------------------------------------------------
          6899282-16    ORIFICE         1       242.95
------------------------------------------------------
          6899282-17    ORIFICE         1       245.26
------------------------------------------------------
          6899282-18    ORIFICE         1       245.26
------------------------------------------------------
          6899282-19    ORIFICE         1       245.26
------------------------------------------------------
           6899282-2    ORIFICE         1       244.87
------------------------------------------------------
          6899282-20    ORIFICE         1       242.25
------------------------------------------------------
          6899282-21    ORIFICE         1       242.25
------------------------------------------------------
          6899282-22    ORIFICE         1       242.25
------------------------------------------------------
          6899282-23    ORIFICE         1       242.25
------------------------------------------------------
          6899282-24    ORIFICE         1       242.25
------------------------------------------------------
          6899282-25    ORIFICE         1       239.98
------------------------------------------------------
          6899282-26    ORIFICE         1       242.25
------------------------------------------------------
          6899282-27    ORIFICE         1       242.25
------------------------------------------------------
          6899282-28    ORIFICE         1       242.25
------------------------------------------------------
          6899282-29    ORIFICE         1       245.26
------------------------------------------------------
           6899282-3    ORIFICE         1       235.92
------------------------------------------------------
          6899282-30    ORIFICE         1       239.98
------------------------------------------------------
          6899282-31    ORIFICE         1       239.98
------------------------------------------------------
          6899282-32    ORIFICE         1       245.26
------------------------------------------------------
          6899282-33    ORIFICE         1       239.98
------------------------------------------------------
          6899282-34    ORIFICE         1       245.26
------------------------------------------------------
          6899282-35    ORIFICE         1       245.26
------------------------------------------------------
          6899282-36    ORIFICE         1       245.26
------------------------------------------------------
          6899282-37    ORIFICE         1       242.95
------------------------------------------------------
          6899282-38    ORIFICE         1       245.26
------------------------------------------------------
          6899282-39    ORIFICE         1       245.26
------------------------------------------------------
           6899282-4    ORIFICE         1       244.87
------------------------------------------------------
           6899282-5    ORIFICE         1       244.87
------------------------------------------------------
           6899282-6    ORIFICE         1       239.98
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER     DESC.        QTY   1999 LIST
------------------------------------------------------
           6899282-8    ORIFICE         1       239.98
------------------------------------------------------
           6899282-9    ORIFICE         1       239.98
------------------------------------------------------
             6899310    BRACKET         1       163.34
------------------------------------------------------
             6899311     SWITCH         1      1074.56
------------------------------------------------------
             6899312     SWITCH         1       376.06
------------------------------------------------------
             6899318     VALVE          1       930.80
------------------------------------------------------
             6899382     MOUNT          1      1542.08
------------------------------------------------------
             6899383     WHEEL          1      8107.36
------------------------------------------------------
             6899388     BLOWER         1     47851.25
------------------------------------------------------
             6899391      VANE          1       353.63
------------------------------------------------------
             6899392      VANE          1       406.74
------------------------------------------------------
             6899393      VANE          1       407.52
------------------------------------------------------
             6899394      VANE          1       422.44
------------------------------------------------------
             6899395      VANE          1       460.16
------------------------------------------------------
             6899396      VANE          1       392.17
------------------------------------------------------
             6899402    GEARSHAF        1      5941.76
------------------------------------------------------
             6899403      TUBE          1       114.04
------------------------------------------------------
             6899407      CAP           1       275.13
------------------------------------------------------
             6899409     OUTER          1      3104.17
------------------------------------------------------
             6899410     MOUNT          1      1391.02
------------------------------------------------------
             6899439      KIT           1       426.86
------------------------------------------------------
             6899443     COVER          1        29.07
------------------------------------------------------
             6899444     COVER          1        58.25
------------------------------------------------------
         7592471-101    FILTER 1        1       984.31
------------------------------------------------------
         7592560-001    BYPASS S        1        71.46
------------------------------------------------------
         7592836-001    POPPETT         1        88.12
------------------------------------------------------
         7592842-101    LUBE IND        1       940.21
------------------------------------------------------
         7592843-001    LUBE BOW        1       551.91
------------------------------------------------------
         7592844-001    FUEL BOW        1       652.26
------------------------------------------------------
         7593183-001    ID PLATE        1        16.35
------------------------------------------------------
         7593315-001    PORT ADA        1       538.37
------------------------------------------------------
         9005-146-70      SEAL          5        10.88
------------------------------------------------------
            AN100036     COVER          1       121.52
------------------------------------------------------
            AN101008      BOLT         50         0.82
------------------------------------------------------
            AN101009      BOLT         25         1.14
------------------------------------------------------
            AN101010      BOLT         10         2.19
------------------------------------------------------
            AN101011      BOLT         10         1.80
------------------------------------------------------
            AN101013      BOLT         25         3.47
------------------------------------------------------
            AN101016      BOLT         25         2.26
------------------------------------------------------
            AN101020      BOLT          2         5.68
------------------------------------------------------
            AN102807      BOLT         15         6.08
------------------------------------------------------
            AN103706      BOLT         15         4.43
------------------------------------------------------
            AN104607      BOLT         50         1.66
------------------------------------------------------
            AN104624      BOLT         10         9.86
------------------------------------------------------
             AN16965      BOLT         50         1.33
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            AN122578     WASHER       100         0.64
------------------------------------------------------
            AN122582     WASHER        25         0.43
------------------------------------------------------
            AN122683      PIN           5         0.38
------------------------------------------------------
            AN122717      PIN          50         1.86
------------------------------------------------------
            AN123324     RIVET         10         1.28
------------------------------------------------------
            AN123471     RIVET         50         0.25
------------------------------------------------------
            AN123480     RIVET         25         1.94
------------------------------------------------------
            AN150208      PIN          50         0.42
------------------------------------------------------
            AN151005      STUD         15         5.16
------------------------------------------------------
            AN151006      STUD         15         4.02
------------------------------------------------------
            AN151007      STUD         15        26.08
------------------------------------------------------
            AN151008      STUD          5        15.46
------------------------------------------------------
            AN315C4L      NUT          10         8.74
------------------------------------------------------
           AN505C8-4     SCREW          4         1.19
------------------------------------------------------
             AN804J4      TEE           1        65.18
------------------------------------------------------
           AN814-4DL      PLUG         10         4.58
------------------------------------------------------
            AN815-4J     UNION          2        23.83
------------------------------------------------------
            AN815-6J     UNION          2        38.91
------------------------------------------------------
            AN815-8J     UNION          2        28.56
------------------------------------------------------
            AN821-4J     ELBOW          1        30.99
------------------------------------------------------
            AN832-4J     UNION          2        30.55
------------------------------------------------------
            AN832-6J     UNION          1        39.81
------------------------------------------------------
            AN833-4D     ELBOW          1        19.25
------------------------------------------------------
            AN833-4J     ELBOW          2        49.43
------------------------------------------------------
            AN833-6J     ELBOW          1        89.25
------------------------------------------------------
            AN833-8J     ELBOW          1       103.64
------------------------------------------------------
            AN919-1J    REDUCER         3        13.49
------------------------------------------------------
            AN919-2J    REDUCER         1        35.46
------------------------------------------------------
            AN919-3J    REDUCER         5        15.74
------------------------------------------------------
            AN924-4D      NUT           1         0.60
------------------------------------------------------
            AN924-4J      NUT          10         4.79
------------------------------------------------------
            AN924-5J      NUT          10         7.26
------------------------------------------------------
            AN924-6J      NUT           5         8.80
------------------------------------------------------
            AN924-6S      NUT           1         8.18
------------------------------------------------------
            AN924-8J      NUT           5         9.92
------------------------------------------------------
            AN924-8S      NUT           5        16.74
------------------------------------------------------
            AN929-2J      CAP          10        10.42
------------------------------------------------------
            AN929-4J      CAP           1         8.33
------------------------------------------------------
            AN929-4S      CAP           5        10.69
------------------------------------------------------
            AN929-6J      CAP           2         4.71
------------------------------------------------------
           AN960-10L     WASHER       100         0.02
------------------------------------------------------
           AN960-416     WASHER       100         0.18
------------------------------------------------------
           AN960-516     WASHER       100         0.05
------------------------------------------------------
            AN960-8L     WASHER       100         0.02
------------------------------------------------------
            AN960C10     WASHER       100         0.03
------------------------------------------------------


EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
           AN960C10L     WASHER       100         0.05
------------------------------------------------------
         AN960C1216L     WASHER       100         0.31
------------------------------------------------------
            AN960C3L     WASHER         1         0.10
------------------------------------------------------
             AN960C4     WASHER         5        72.92
------------------------------------------------------
           AN960C416     WASHER       100         0.06
------------------------------------------------------
          AN960C416L     WASHER       100         0.03
------------------------------------------------------
           AN960C516     WASHER        25         0.56
------------------------------------------------------
          AN960C516L     WASHER        25         0.40
------------------------------------------------------
           AN960C616     WASHER        50         0.09
------------------------------------------------------
          AN960C616L     WASHER        50         0.41
------------------------------------------------------
           AN960C716     WASHER         5         0.26
------------------------------------------------------
             AN960C8     WASHER        10         0.05
------------------------------------------------------
           AS1985-04    ADAPTER         1        92.34
------------------------------------------------------
           AS1986-06    ADAPTER         1        61.92
------------------------------------------------------
           AS1986-08    ADAPTER         1        94.13
------------------------------------------------------
           AS3066-10      NUT          10         2.02
------------------------------------------------------
           AS3066-12      NUT           1         2.60
------------------------------------------------------
           AS3067-09      NUT          15         1.91
------------------------------------------------------
           AS3084-07    PACKING         1         1.85
------------------------------------------------------
           AS3084-10    PACKING         1         3.14
------------------------------------------------------
           AS3084-12    PACKING         1         1.83
------------------------------------------------------
           AS3084-16    PACKING         3         9.88
------------------------------------------------------
          AS3085-004    PACKING        10         0.17
------------------------------------------------------
          AS3085-009    PACKING         1         2.70
------------------------------------------------------
          AS3085-010    PACKING         1         1.23
------------------------------------------------------
          AS3085-012    PACKING         1         1.23
------------------------------------------------------
          AS3085-013    PACKING         1         1.45
------------------------------------------------------
          AS3085-014    PACKING         1         1.24
------------------------------------------------------
          AS3085-021    PACKING         1         0.33
------------------------------------------------------
          AS3085-027    PACKING         1         4.38
------------------------------------------------------
          AS3085-029    PACKING         1         2.22
------------------------------------------------------
          AS3085-043    PACKING         1         0.76
------------------------------------------------------
          AS3085-044    PACKING        10         4.14
------------------------------------------------------
          AS3085-048    PACKING         1         2.40
------------------------------------------------------
           AS3085-05     0 RING         1         0.24
------------------------------------------------------
          AS3085-108    PACKING        15         0.85
------------------------------------------------------
          AS3085-109    PACKING         1         0.37
------------------------------------------------------
          AS3085-110    PACKING         1         1.49
------------------------------------------------------
          AS3085-111    PACKING         1         2.43
------------------------------------------------------
          AS3085-112    PACKING         1         1.83
------------------------------------------------------
          AS3085-115    PACKING        15         1.74
------------------------------------------------------
          AS3085-116    PACKING         1         2.14
------------------------------------------------------
          AS3085-118    PACKING         1         1.99
------------------------------------------------------
          AS3085-119    PACKING         1         2.18
------------------------------------------------------
          AS3085-123    PACKING         1         2.64
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
          AS3085-124    PACKING         1         4.36
------------------------------------------------------
          AS3085-127    PACKING         1         5.66
------------------------------------------------------
          AS3085-130    PACKING         1         3.96
------------------------------------------------------
          AS3085-133    PACKING         1        11.78
------------------------------------------------------
          AS3085-138    PACKING        10         3.99
------------------------------------------------------
          AS3085-140    PACKING         1         5.00
------------------------------------------------------
          AS3085-147    PACKING         1         2.51
------------------------------------------------------
          AS3085-151    PACKING         1        10.54
------------------------------------------------------
          AS3085-152    PACKING         1         5.27
------------------------------------------------------
          AS3085-153    PACKING         1        17.93
------------------------------------------------------
          AS3085-154    PACKING         1        10.54
------------------------------------------------------
          AS3085-156    PACKING         1         2.29
------------------------------------------------------
          AS3085-157    PACKING         1         2.45
------------------------------------------------------
          AS3085-159    PACKING         1        16.90
------------------------------------------------------
          AS3085-160    PACKING         1         5.11
------------------------------------------------------
          AS3085-214    PACKING         1         4.17
------------------------------------------------------
          AS3085-223    PACKING         1         1.96
------------------------------------------------------
          AS3085-239    PACKING         1        14.61
------------------------------------------------------
          AS3085-241    PACKING         1         2.40
------------------------------------------------------
          AS3085-252    PACKING         1        22.87
------------------------------------------------------
          AS3085-255    PACKING         1        10.24
------------------------------------------------------
           AS3123-07      PLUG          1        22.34
------------------------------------------------------
           AS3124-07      PIN           2         1.66
------------------------------------------------------
           AS3125-03      PLUG          5         4.35
------------------------------------------------------
           AS3126-03      PIN           1         1.76
------------------------------------------------------
           AS3131-09      PLUG          3        45.14
------------------------------------------------------
           AS3132-09      PIN           3        10.64
------------------------------------------------------
           AS3208-04    PACKING         1         0.82
------------------------------------------------------
           AS3208-08    PACKING        10         0.49
------------------------------------------------------
          AS3209-010    PACKING         1         0.38
------------------------------------------------------
          AS3209-014     O-RING         1         0.18
------------------------------------------------------
          AS3209-114    PACKING         1         0.60
------------------------------------------------------
          AS3209-127    PACKING         1         0.99
------------------------------------------------------
          AS3209-133    PACKING         1         0.99
------------------------------------------------------
          AS3209-138    PACKING         1         0.99
------------------------------------------------------
          AS3209-152    PACKING         1         4.08
------------------------------------------------------
          AS3209-153     O-RING         1         1.74
------------------------------------------------------
          AS3209-154     O-RING         1         2.29
------------------------------------------------------
          AS3209-158    PACKING         1         6.91
------------------------------------------------------
          AS3209-174    PACKING         1         0.99
------------------------------------------------------
          AS3209-255    PACKING         1         0.99
------------------------------------------------------
          AS3217-138      RING          5         0.99
------------------------------------------------------
          AS3217-143    RETAINER        5        16.78
------------------------------------------------------
          AS3217-163      RING          2        13.27
------------------------------------------------------
          AS3217-189      RING          1        31.38
------------------------------------------------------


EXHIBIT A

------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
          AS3217-201      RING          1        16.79
------------------------------------------------------
          AS3217-212      RING          1         7.47
------------------------------------------------------
          AS3217-216      RING          2         6.04
------------------------------------------------------
              AS3221     COVER          1        48.62
------------------------------------------------------
              AS3222     COVER          1        86.26
------------------------------------------------------
           AS3237-14      BOLT         20         7.84
------------------------------------------------------
           AS3397-09      NUT           5         1.25
------------------------------------------------------
           AS3397-10      NUT          15         1.97
------------------------------------------------------
           AS3397-11      NUT          20         1.22
------------------------------------------------------
           AS3477-10      NUT           2        41.25
------------------------------------------------------
           AS3483-03      NUT           6        13.09
------------------------------------------------------
           AS3563-11      NUT           1         2.45
------------------------------------------------------
            MS122029     WASHER        25         0.39
------------------------------------------------------
            MS122910     CLAMP          5        10.81
------------------------------------------------------
            MS122911     CLAMP          5        10.82
------------------------------------------------------
            MS124658    HELICOIL       20         1.38
------------------------------------------------------
        MS16625-4037      RING         25         3.45
------------------------------------------------------
        MS16625-4112      RING         10         7.73
------------------------------------------------------
        MS16625-4165      RING          2        14.05
------------------------------------------------------
          MS20995C20      WIRE          1        28.14
------------------------------------------------------
          MS20995C32      WIRE          1        25.62
------------------------------------------------------
          MS21043-04      NUT          10         8.05
------------------------------------------------------
          MS21043-06      NUT          25         3.63
------------------------------------------------------
           MS21043-3      NUT          25         2.79
------------------------------------------------------
           MS21043-4      NUT          25         3.10
------------------------------------------------------
           MS21043-5      NUT          15         6.24
------------------------------------------------------
           MS21044C3      NUT          50         1.78
------------------------------------------------------
           MS21044N4      NUT          50         0.94
------------------------------------------------------
          MS21048-3W      NUT           5        11.55
------------------------------------------------------
           MS21060L3      NUT           1         1.24
------------------------------------------------------
           MS21224-4      NUT          15         3.26
------------------------------------------------------
        MS21919WCJ20     CLAMP          3        45.93
------------------------------------------------------
        MS21919WCJ40     CLAMP          2        14.26
------------------------------------------------------
         MS24665-151      PIN          50         0.04
------------------------------------------------------
           MS24673-2     SCREW          6         3.40
------------------------------------------------------
         MS25036-103    TERMINAL        1        35.77
------------------------------------------------------
          MS29512-06    PACKING         1         0.42
------------------------------------------------------
          MS3367-1-9     STRAP          5         0.43
------------------------------------------------------
         MS3368-1-9A     STRAP         25         1.71
------------------------------------------------------
         MS3368-1-9B     STRAP         25         1.75
------------------------------------------------------
           MS3417-8N     CLAMP          1        23.18
------------------------------------------------------
            MS3420-4    BUSHING        15         2.35
------------------------------------------------------
         MS35338-139     WASHER        50         1.02
------------------------------------------------------
          MS51525B4S    ADAPTER         1        54.55
------------------------------------------------------
        MS51830CA201     INSERT        20         6.55
------------------------------------------------------

EXHIBIT A

------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
        MS51830CA201    L INSERT       10         7.88
------------------------------------------------------
        MS51830CA202    L INSERT        8        11.82
------------------------------------------------------
        MS51831CA202    L INSERT        1        12.26
------------------------------------------------------
        MS51831CA204    L INSERT        8        14.95
------------------------------------------------------
        MS51833A201-     7 STUD        10        21.51
------------------------------------------------------
        MS51833A201-     8 STUD         2        20.90
------------------------------------------------------
        MS51833A201-     9 STUD         5        10.68
------------------------------------------------------
        MS51833A202-    10 STUD         5        22.00
------------------------------------------------------
           MS51922-5      NUT          25         3.31
------------------------------------------------------
          MS51958-62     SCREW          4         0.68
------------------------------------------------------
          MS51960-65     SCREW         10         0.57
------------------------------------------------------
           MS9015-05      PLUG          5        10.57
------------------------------------------------------
           MS9015-08      PLUG         10        14.70
------------------------------------------------------
           MS9020-02    PACKING        25         1.62
------------------------------------------------------
           MS9020-04      SEAL          1         0.94
------------------------------------------------------
           MS9020-08      SEAL          1         1.47
------------------------------------------------------
           MS9102-20    BRACKET         5         7.42
------------------------------------------------------
           MS9105-02      PIN          50         0.68
------------------------------------------------------
           MS9105-28      PIN          25         2.64
------------------------------------------------------
           MS9110-13      BOLT         10         4.56
------------------------------------------------------
           MS9110-14      BOLT         10         4.20
------------------------------------------------------
           MS9110-15      BOLT         10         4.56
------------------------------------------------------
          MS9142-041     GASKET         6         2.66
------------------------------------------------------
           MS9165-05    BRACKET        25         3.18
------------------------------------------------------
           MS9176-07      PLUG          1         2.90
------------------------------------------------------
           MS9176-17      PLUG          5        10.03
------------------------------------------------------
           MS9193-04     NIPPLE         2        17.57
------------------------------------------------------
           MS9193-05     NIPPLE         1        37.31
------------------------------------------------------
           MS9193-06     NIPPLE         2        22.72
------------------------------------------------------
           MS9193-08     NIPPLE         1        62.44
------------------------------------------------------
           MS9193-12     NIPPLE         1        86.21
------------------------------------------------------
           MS9194-04     ELBOW          1        88.93
------------------------------------------------------
           MS9194-05     ELBOW          1       102.20
------------------------------------------------------
           MS9194-06     ELBOW          1        75.86
------------------------------------------------------
           MS9194-08     ELBOW          1       103.41
------------------------------------------------------
           MS9201-08      NUT           1        88.60
------------------------------------------------------
          MS9204-026     GASKET        10         3.97
------------------------------------------------------
          MS9241-113    PACKING        25         1.50
------------------------------------------------------
           MS9245-26      PIN          15         0.78
------------------------------------------------------
           MS9245-44      PIN           6         0.80
------------------------------------------------------
           MS9276-09     WASHER       100         0.44
------------------------------------------------------
           MS9276-10     WASHER        25         2.35
------------------------------------------------------
           MS9726-16     WASHER         5        32.57
------------------------------------------------------
           MS9276-19     WASHER        10         3.27
------------------------------------------------------
           MS9314-03      CAP           2        43.23
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
           MS9314-04    CAP ASY         5        31.08
------------------------------------------------------
           MS9320-06     WASHER        50         1.88
------------------------------------------------------
           MS9320-10     WASHER        50         0.69
------------------------------------------------------
           MS9320-11     WASHER        50         0.81
------------------------------------------------------
           MS9321-09     WASHER        25         0.66
------------------------------------------------------
           MS9321-10     WASHER        50         0.27
------------------------------------------------------
           MS9321-14     WASHER        25         3.84
------------------------------------------------------
           MS9365-05    BRACKET        10         7.59
------------------------------------------------------
          MS9372-021     GASKET        10        32.14
------------------------------------------------------
          MS9372-029     GASKET        10        10.38
------------------------------------------------------
           MS9389-53      PIN          10         4.03
------------------------------------------------------
          MS9390-010      PIN          10         2.13
------------------------------------------------------
          MS9390-080      PIN          10         1.90
------------------------------------------------------
          MS9390-160      PIN          20         1.92
------------------------------------------------------
          MS9390-170      PIN           5         2.13
------------------------------------------------------
          MS9390-180      PIN           6         1.08
------------------------------------------------------
          MS9390-290      PIN           2         3.50
------------------------------------------------------
          MS9390-440      PIN           4         2.17
------------------------------------------------------
           MS9391-09     CLAMP         20         3.05
------------------------------------------------------
           MS9432-06     SCREW         10        11.36
------------------------------------------------------
           MS9432-08      BOLT          5        18.18
------------------------------------------------------
           MS9486-02      PIN          50         1.29
------------------------------------------------------
           MS9486-03      PIN          50         1.29
------------------------------------------------------
           MS9486-25      PIN          50         1.37
------------------------------------------------------
           MS9486-26      PIN          50         1.33
------------------------------------------------------
           MS9486-49      PIN          50         1.50
------------------------------------------------------
           MS9489-04      BOLT         15         5.76
------------------------------------------------------
           MS9489-05      BOLT         10         4.15
------------------------------------------------------
           MS9489-06      BOLT         10         5.42
------------------------------------------------------
           MS9489-07      BOLT         10         6.55
------------------------------------------------------
           MS9489-08      BOLT         10         4.11
------------------------------------------------------
           MS9489-09      BOLT         10         5.71
------------------------------------------------------
           MS9490-12      BOLT         10         2.58
------------------------------------------------------
           MS9491-11      BOLT         10         8.26
------------------------------------------------------
           MS9491-20      BOLT          5        26.87
------------------------------------------------------
           MS9549-09     WASHER        50         0.85
------------------------------------------------------
           MS9549-10     WASHER        10         0.92
------------------------------------------------------
           MS9549-12     WASHER        50         3.45
------------------------------------------------------
          MS9552-004    BRACKET        15         4.74
------------------------------------------------------
          MS9552-010    BRACKET         1         2.23
------------------------------------------------------
           MS9555-06      BOLT         15         4.19
------------------------------------------------------
           MS9556-05      BOLT         10         5.28
------------------------------------------------------
           MS9556-06      BOLT         10         3.24
------------------------------------------------------
           MS9556-07      BOLT         30         3.39
------------------------------------------------------
           MS9556-08      BOLT         10         3.58
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
           MS9556-09      BOLT         10         5.13
------------------------------------------------------
           MS9556-10      BOLT          3         3.61
------------------------------------------------------
           MS9556-14      BOLT          5        19.15
------------------------------------------------------
           MS9556-16      BOLT          5         8.15
------------------------------------------------------
           MS9556-18      BOLT          5         7.57
------------------------------------------------------
           MS9557-06      BOLT          5         5.37
------------------------------------------------------
           MS9557-08      BOLT         15         6.31
------------------------------------------------------
           MS9557-09      BOLT          5         6.37
------------------------------------------------------
           MS9557-10      BOLT         15         6.68
------------------------------------------------------
           MS9557-14      BOLT          8         8.33
------------------------------------------------------
           MS9557-17      BOLT         10         1.90
------------------------------------------------------
           MS9557-20      BOLT          5         4.81
------------------------------------------------------
           MS9557-22      BOLT          5        13.36
------------------------------------------------------
           MS9581-09     WASHER        10         4.60
------------------------------------------------------
           MS9582-10     WASHER        25         1.06
------------------------------------------------------
          MS9593-052    BRACKET         5        18.01
------------------------------------------------------
          MS9600-210    BRACKET         2         6.28
------------------------------------------------------
           MS9696-05      BOLT         10         2.68
------------------------------------------------------
           MS9696-06      BOLT         10        20.49
------------------------------------------------------
           MS9696-07      BOLT         10         3.55
------------------------------------------------------
           MS9696-08      BOLT          5         2.13
------------------------------------------------------
           MS9696-09      BOLT         15         4.42
------------------------------------------------------
           MS9696-11      BOLT          1         8.00
------------------------------------------------------
           MS9696-30      BOLT          2        12.86
------------------------------------------------------
           MS9697-07      BOLT          5        12.27
------------------------------------------------------
           MS9697-08      BOLT          5        20.58
------------------------------------------------------
           MS9697-09      BOLT          5        20.58
------------------------------------------------------
           MS9697-10      BOLT          5        14.73
------------------------------------------------------
           MS9697-11      BOLT          5        20.58
------------------------------------------------------
           MS9697-14      BOLT          5        20.58
------------------------------------------------------
           MS9697-18      BOLT         10        38.33
------------------------------------------------------
           MS9901-07      PLUG          5        17.63
------------------------------------------------------
           MS9951-24      NUT           1        82.70
------------------------------------------------------
           MS9951-27      NUT           1        88.84
------------------------------------------------------
           MS9952-24     WASHER         1       103.08
------------------------------------------------------
           MS9952-27     WASHER         1       100.24
------------------------------------------------------
           MS9953-04      PLUG          2        42.05
------------------------------------------------------
          MS9967-113    PACKING         1         6.85
------------------------------------------------------
        M22759/4-20-     9 WIRE         1        81.38
------------------------------------------------------
        M45932/1-25C    L INSERT        1        42.40
------------------------------------------------------
        M83248/1-011    PACKING         1         4.08
------------------------------------------------------
        M83248/1-012     O-RING         5         8.06
------------------------------------------------------
        M83248/1-014    PACKING         1         2.12
------------------------------------------------------
        M83248/1-015     O-RING         1         1.35
------------------------------------------------------
        M83248/2-904     O-RING         1         0.21
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
        NAS1101E08-4     SCREW         10         1.43
------------------------------------------------------
         NAS1102E3-8     SCREW          5         8.76
------------------------------------------------------
        NAS1149C0332    R WASHER       50         0.03
------------------------------------------------------
        NAS1149C0416    R WASHER       20         3.99
------------------------------------------------------
          NAS1291C3M      NUT          50         4.25
------------------------------------------------------
           NAS1789C3      NUT           5        30.21
------------------------------------------------------
          NAS509-08C    JAM NUT        10        19.88
------------------------------------------------------
           NAS815-4A      PLUG         10         0.16
------------------------------------------------------
          NAS820-14A      PLUG        100         0.30
------------------------------------------------------
          NAS820-16A      PLUG        100         0.15
------------------------------------------------------
          NAS9110-14      BOLT          1         2.38
------------------------------------------------------
        NAS9310C-4-0    1 RIVET         1        16.31
------------------------------------------------------
        NAS9310C-4-0    2 RIVET         1        31.38
------------------------------------------------------
        NAS9310C-4-0    5 RIVET        15        22.36
------------------------------------------------------
        NAS9310C-4-0    6 RIVET        12        42.54
------------------------------------------------------
               18326      PLUG         15         5.75
------------------------------------------------------
            23000314      PIN           5        68.79
------------------------------------------------------
            23001407     RIVET         25         3.04
------------------------------------------------------
            23004351     MARKER        10         3.57
------------------------------------------------------
            23004716    FITTING         1        80.46
------------------------------------------------------
            23005204      HOSE          1       184.92
------------------------------------------------------
         23006590-04      NUT          30        66.75
------------------------------------------------------
         23006590-07      NUT           1       128.41
------------------------------------------------------
            23007270      STUD         10        21.74
------------------------------------------------------
        23007270P001     1 STUD         3        34.26
------------------------------------------------------
        23007270P002     2 STUD         2        34.59
------------------------------------------------------
        23007270P003     3 STUD         2        34.59
------------------------------------------------------
            23007406    KEY ASY         1       153.18
------------------------------------------------------
        23007594-141     8 BOLT         1        71.98
------------------------------------------------------
         23007595-17      BOLT         10        28.79
------------------------------------------------------
            23009249      NUT          25         1.04
------------------------------------------------------
            23030575    FITTING         1       724.79
------------------------------------------------------
         23030799-10      CAP          50         0.05
------------------------------------------------------
            23031398      BOLT         20         5.01
------------------------------------------------------
            23031581     PLATE          1       172.31
------------------------------------------------------
            23031582     PLATE          1       490.24
------------------------------------------------------
            23034092      BOLT         15        15.35
------------------------------------------------------
        23034166-05-    11 BOLT         5        35.59
------------------------------------------------------
            23034670    HOUSING         1      8987.06
------------------------------------------------------
            23034676    BEARING         1      1509.90
------------------------------------------------------
            23034692    KEY LOCK        2       300.81
------------------------------------------------------
            23034693      NUT           1       387.43
------------------------------------------------------
        23034694-050      SHIM          1        43.93
------------------------------------------------------
        23034694-052      SHIM          2        43.93
------------------------------------------------------
        23034694-054      SHIM          1        43.93
------------------------------------------------------

EXHIBIT A

------------------------------------------------------
                                       MIN
                                      ORDER
         PART NUMBER      DESC.        QTY   1999 LIST
------------------------------------------------------
        23034694-056      SHIM          1        43.93
------------------------------------------------------
        23034694-058      SHIM          1        43.93
------------------------------------------------------
        23034694-060      SHIM          1        43.93
------------------------------------------------------
        23034694-062      SHIM          1        43.93
------------------------------------------------------
        23034694-064      SHIM          1        43.93
------------------------------------------------------
        23034694-066      SHIM          1        43.93
------------------------------------------------------
        23034694-068      SHIM          1        43.93
------------------------------------------------------
        23034694-070      SHIM          1        43.93
------------------------------------------------------
        23034694-072      SHIM          1        43.93
------------------------------------------------------
        23034694-074      SHIM          1        43.93
------------------------------------------------------
        23034694-076      SHIM          1        43.93
------------------------------------------------------
        23034694-078      SHIM          1        43.93
------------------------------------------------------
        23034694-080      SHIM          1        43.93
------------------------------------------------------
        23034694-082      SHIM          1        43.93
------------------------------------------------------
        23034694-084      SHIM          1        43.93
------------------------------------------------------
        23034694-086      SHIM          1        43.93
------------------------------------------------------
        23034694-088      SHIM          1        43.93
------------------------------------------------------
        23034694-090      SHIM          1        43.93
------------------------------------------------------
        23034694-092      SHIM          1        43.93
------------------------------------------------------
        23034694-094      SHIM          1        43.93
------------------------------------------------------
        23034694-096      SHIM          1        43.93
------------------------------------------------------
        23034694-098      SHIM          1        43.93
------------------------------------------------------
        23034694-100      SHIM          1        43.93
------------------------------------------------------
        23034694-102      SHIM          1        13.28
------------------------------------------------------
        23034694-104      SHIM          1        13.28
------------------------------------------------------
        23034694-106      SHIM          1        13.28
------------------------------------------------------
        23034694-108      SHIM          1        13.28
------------------------------------------------------
            23034897      PIN           3        25.28
------------------------------------------------------
            23034925    TRANSDCR        1      2087.57
------------------------------------------------------
            23035322      NUT           1      1515.97
------------------------------------------------------
            23035323     WASHER         1      1508.00
------------------------------------------------------
            23035420      NUT           1      2025.67
------------------------------------------------------
            23035422      NUT           1      1947.85
------------------------------------------------------
            23035507      NUT           2       936.27
------------------------------------------------------
           230035513      SEAL          1       259.29
------------------------------------------------------
            23035526      NUT           1       436.30
------------------------------------------------------
            23035655      TUBE          7        49.83
------------------------------------------------------
            23035657     E-SEAL         1       804.11
------------------------------------------------------
            23035688     GASKET        20        13.81
------------------------------------------------------
            23035694     E-SEAL         1       827.88
------------------------------------------------------
            23035733      PIN           1       510.35
------------------------------------------------------
            23035734    RETAINER        8        11.46
------------------------------------------------------
            23035786      PLUG          1       263.41
------------------------------------------------------
            23035788     PLATE          5       300.08
------------------------------------------------------
          23035795-4     WEIGHT         4       112.56
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
        PART NUMBER      DESC.         QTY   1999 LIST
------------------------------------------------------
          23035795-5     WEIGHT         4       104.85
------------------------------------------------------
          23035795-6     WEIGHT         4       105.25
------------------------------------------------------
          23035795-8     WEIGHT         4       112.86
------------------------------------------------------
          23035795-9     WEIGHT         4       109.13
------------------------------------------------------
            23035805      NUT           1      2359.93
------------------------------------------------------
        23035806-011    PACKING         1        21.85
------------------------------------------------------
        23035806-013    PACKING         1        83.14
------------------------------------------------------
        23035806-018    PACKING         1       116.29
------------------------------------------------------
        23035806-159    PACKING         1       856.06
------------------------------------------------------
        23035806-237    PACKING         1       477.76
------------------------------------------------------
        23035806-257    PACKING         1      1190.53
------------------------------------------------------
        23035806-266     O RING         1      1860.31
------------------------------------------------------
            23035809      BOLT          1       249.24
------------------------------------------------------
        23035815-020     9 STUD         3        23.23
------------------------------------------------------
        23035815-021     2 STUD         3        25.84
------------------------------------------------------
        23035815-031     0 STUD         2        61.61
------------------------------------------------------
          23035826-9      STUD          6        56.98
------------------------------------------------------
         23035827-04      NUT           5       140.45
------------------------------------------------------
         23035827-07      NUT          16        28.76
------------------------------------------------------
          23035828-4      NUT           2        83.27
------------------------------------------------------
            23035939     SPRING         1       321.09
------------------------------------------------------
            23035955     NOZZLE         1       621.43
------------------------------------------------------
            23036647      PIN           2        16.94
------------------------------------------------------
            23036813     ROTOR          1      2186.65
------------------------------------------------------
            23036888     WHEEL          1       388.78
------------------------------------------------------
            23036892     NOZZLE         1       700.12
------------------------------------------------------
            23036897    BRACKET         5        59.41
------------------------------------------------------
          23037035-1     SCREEN         1       200.96
------------------------------------------------------
         23037256-07    SLEEVING        1       224.29
------------------------------------------------------
         23037256-08    SLEEVING        1       254.81
------------------------------------------------------
         23037304-13      BOLT          5         3.35
------------------------------------------------------
         23037304-16      BOLT         10         9.05
------------------------------------------------------
         23037309-01     INSERT         1        43.28
------------------------------------------------------
         23037309-02     INSERT         1        55.79
------------------------------------------------------
         23037317-10      BOLT         15         3.56
------------------------------------------------------
         23037317-18      BOLT          6        25.61
------------------------------------------------------
         23037317-19      BOLT         20         1.44
------------------------------------------------------
            23037401    SLEEVING        1      1061.41
------------------------------------------------------
            23037622     GASKET         2        63.55
------------------------------------------------------
            23037666     COVER          4       218.31
------------------------------------------------------
            23037667     GASKET         5        60.43
------------------------------------------------------
            23037669     SPACER         1       108.23
------------------------------------------------------
            23037672      TIP           1       979.58
------------------------------------------------------
            23037741    TUBE ASM        1       570.07
------------------------------------------------------
          23037770-3      NUT          10        27.09
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
         PART NUMBER     DESC.         QTY   1999 LIST
------------------------------------------------------
         23037860-13     CLAMP          1        19.66
------------------------------------------------------
         23037873-04     CLAMP         10         2.48
------------------------------------------------------
         23037873-06     CLAMP          1         5.14
------------------------------------------------------
         23037873-07     CLAMP          5        12.52
------------------------------------------------------
         23037873-08     CLAMP         10         5.37
------------------------------------------------------
         23037873-09     CLAMP          6         4.22
------------------------------------------------------
         23037873-10     CLAMP          1         9.97
------------------------------------------------------
         23037873-12     CLAMP          5         9.97
------------------------------------------------------
         23037873-16     CLAMP          2         7.40
------------------------------------------------------
            23038381    TUBE AS         1       791.59
------------------------------------------------------
          23038853-1     WEIGHT         1       101.52
------------------------------------------------------
          23038853-2     WEIGHT         1       101.52
------------------------------------------------------
           2308853-3     WEIGHT         1       101.52
------------------------------------------------------
          23038853-4     WEIGHT         1       101.52
------------------------------------------------------
          23038853-5     WEIGHT         1       101.52
------------------------------------------------------
          23038853-6     WEIGHT         1       101.52
------------------------------------------------------
          23038853-7     WEIGHT         4       101.52
------------------------------------------------------
          23038853-8     WEIGHT         4       101.52
------------------------------------------------------
            23038910     COVER          1       252.09
------------------------------------------------------
            23038911     GASKET         5        24.15
------------------------------------------------------
         23039005-06      CAP           1       309.29
------------------------------------------------------
            23039027      RING          1       262.75
------------------------------------------------------
         23039030-01     CLAMP          1         8.02
------------------------------------------------------
        230309030-02     CLAMP         10         5.62
------------------------------------------------------
         23039030-03     CLAMP          5         5.97
------------------------------------------------------
         23039030-05     CLAMP         10         6.92
------------------------------------------------------
         23039030-06     CLAMP         20         4.11
------------------------------------------------------
         23039030-07     CLAMP          2         8.69
------------------------------------------------------
         23039030-09     CLAMP         10         7.12
------------------------------------------------------
         23039030-10     CLAMP         10         7.50
------------------------------------------------------
         23039030-11     CLAMP          1        11.25
------------------------------------------------------
         23039030-12     CLAMP          5        13.82
------------------------------------------------------
         23039030-15     CLAMP         10        10.63
------------------------------------------------------
         23039030-20     CLAMP          1        12.72
------------------------------------------------------
         23039030-27     CLAMP          2        15.66
------------------------------------------------------
         23039033-09      STUD         10        23.65
------------------------------------------------------
         23039033-11      STUD          2       667.88
------------------------------------------------------
            23039569    IMPELLER        1      2399.07
------------------------------------------------------
            23039573      SEAL          1       780.21
------------------------------------------------------
            23039590      PIN          40        19.60
------------------------------------------------------
            23039621      PLUG          1        60.94
------------------------------------------------------
            23039855    SWIRLER         1       504.24
------------------------------------------------------
            23039874      PLUG          1       179.76
------------------------------------------------------
        23039892-018      SHIM          1        81.89
------------------------------------------------------
        23039892-020      SHIM          1        81.89
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
        PART NUMBER      DESC.         QTY   1999 LIST
------------------------------------------------------
        23039892-022      SHIM          1        81.89
------------------------------------------------------
        23039892-024      SHIM          1        81.89
------------------------------------------------------
        23039892-026      SHIM          1        81.89
------------------------------------------------------
        23039892-028      SHIM          1        38.47
------------------------------------------------------
        23039892-030      SHIM          1        76.27
------------------------------------------------------
        23039892-032      SHIM          1        38.47
------------------------------------------------------
        23039892-034      SHIM          1        38.47
------------------------------------------------------
        23039892-036      SHIM          1        38.47
------------------------------------------------------
        23039892-038      SHIM          1        38.47
------------------------------------------------------
        23039892-040      SHIM          1        38.47
------------------------------------------------------
        23039892-042      SHIM          1        81.89
------------------------------------------------------
        23039892-044      SHIM          1        81.89
------------------------------------------------------
        23039892-046      SHIM          1        81.89
------------------------------------------------------
        23039892-048      SHIM          1        81.89
------------------------------------------------------
        23039892-050      SHIM          1        81.89
------------------------------------------------------
            23039952    THERMOCO        1       629.13
------------------------------------------------------
            23039976      BRG           1       956.15
------------------------------------------------------
            23039979     PLATE          1       472.20
------------------------------------------------------
            23039996     PLATE          1       213.36
------------------------------------------------------
            23050323     WASHER        20        15.74
------------------------------------------------------
            23050345     BUTTON        18        17.51
------------------------------------------------------
            23050348    BEARING         1       141.48
------------------------------------------------------
            23050349    BEARING         1       141.48
------------------------------------------------------
            23050529    GEARSHAF        1      5742.82
------------------------------------------------------
            23050530     SPACER         1       765.35
------------------------------------------------------
            23050543    BEARING         1      1244.88
------------------------------------------------------
            23050544     SPACER         1       399.64
------------------------------------------------------
            23050546     BAFFLE         1       574.40
------------------------------------------------------
            23050566     GASKET        10        14.61
------------------------------------------------------
            23050595    EXTENSIO        1      1478.38
------------------------------------------------------
            23050728    CONE ASM        1      9008.32
------------------------------------------------------
            23050752    WHEEL C2        1     12563.24
------------------------------------------------------
            23050754    WHEEL C4        1     16003.56
------------------------------------------------------
            23050797     STRIP         28         3.66
------------------------------------------------------
            23050938     SMASH          5       136.14
------------------------------------------------------
            23051300     INSERT         1     10734.39
------------------------------------------------------
            23051326     WASHER        18        11.76
------------------------------------------------------
            23051330     WEIGHT         5        65.81
------------------------------------------------------
            23051331     WEIGHT         2        61.33
------------------------------------------------------
            23051556      BOLT         20        17.19
------------------------------------------------------
            23051562    SEAL AS         1      9025.23
------------------------------------------------------
            23051810    TIE BOLT        1     34282.03
------------------------------------------------------
            23051811     WASHER         1      3615.84
------------------------------------------------------
            23052126    SUPPORT         1      3698.02
------------------------------------------------------
            23052131    RETAINER        5       105.92
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23052219     WASHER         1      1159.56
------------------------------------------------------
            23052220     WASHER         1      1228.32
------------------------------------------------------
            23052227     GASKET         4        28.85
------------------------------------------------------
            23052249     BUCKLE         1       547.62
------------------------------------------------------
            23052613     SENSOR         1     11918.40
------------------------------------------------------
         23052662-11      STUD         10       225.62
------------------------------------------------------
            23052667     WASHER         5        13.13
------------------------------------------------------
            23052721    BEARING         1      5026.85
------------------------------------------------------
            23052723    RET PIN         1       342.62
------------------------------------------------------
         23052734-08      SHIM          1        49.74
------------------------------------------------------
         23052734-09      SHIM          1        49.74
------------------------------------------------------
         23052734-10      SHIM          1        49.74
------------------------------------------------------
         23052734-11      SHIM          1        49.74
------------------------------------------------------
         23052734-12      SHIM          1        49.74
------------------------------------------------------
         23052734-13      SHIM          1        49.74
------------------------------------------------------
         23052734-14      SHIM          1        49.74
------------------------------------------------------
         23052734-15      SHIM          1        49.74
------------------------------------------------------
         23052734-16      SHIM          1        49.74
------------------------------------------------------
         23052734-17      SHIM          1        49.74
------------------------------------------------------
         23052734-18      SHIM          1        49.74
------------------------------------------------------
         23052734-19      SHIM          1        49.74
------------------------------------------------------
         23052735-20      SHIM          1        49.74
------------------------------------------------------
         23052734-21      SHIM          1       208.88
------------------------------------------------------
         23052734-22      SHIM          1       261.73
------------------------------------------------------
         23052734-23      SHIM          1        49.74
------------------------------------------------------
         23052734-24      SHIM          1        49.74
------------------------------------------------------
         23052734-25      SHIM          1        49.74
------------------------------------------------------
         23052734-26      SHIM          1        49.74
------------------------------------------------------
         23052734-27      SHIM          1       260.75
------------------------------------------------------
         23052734-28      SHIM          1       249.37
------------------------------------------------------
            23052735    RETAINER        1       613.06
------------------------------------------------------
            23052736      PLUG          1        80.24
------------------------------------------------------
            23052738     SCREEN         1       470.86
------------------------------------------------------
            23052739     COVER          1       178.18
------------------------------------------------------
            23052740      PLUG          1        73.42
------------------------------------------------------
            23052746      PLUG          1        25.91
------------------------------------------------------
            23052951      NUT           5        19.45
------------------------------------------------------
         23052953-16     GASKET        25         7.60
------------------------------------------------------
            23053008    STRAINER        1       526.81
------------------------------------------------------
            23053009     NOZZLE         1       433.27
------------------------------------------------------
            23053011     NOZZLE         1      1875.42
------------------------------------------------------
            23053012    BEARING         1      1931.20
------------------------------------------------------
            23053014    COVER AS        1      2258.82
------------------------------------------------------
            23053015     NOZZLE         1       776.38
------------------------------------------------------
            23053017     NOZZLE         1       776.38
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23053018    BEARING         1      1481.54
------------------------------------------------------
            23053019    GEARSHAF        1      9862.25
------------------------------------------------------
            23053025    STRAINER        1       716.21
------------------------------------------------------
            23053032    COVER AS        1      1484.34
------------------------------------------------------
            23053107      BOLT         10        95.70
------------------------------------------------------
          23053110-1      CAGE          1       903.67
------------------------------------------------------
          23053110-2      CAGE          1       901.90
------------------------------------------------------
          23053110-3      CAGE          1       901.90
------------------------------------------------------
          23053110-4      CAGE          1       901.90
------------------------------------------------------
            23053113    TUBE AS         1      1307.69
------------------------------------------------------
            23053126    SMASHPLT        1       147.47
------------------------------------------------------
            23053132    HOUSING         1     16554.03
------------------------------------------------------
            23053133    PLUG ASM        1       868.18
------------------------------------------------------
            23053355      RING          1      1169.21
------------------------------------------------------
            23053364      STUD         10        52.21
------------------------------------------------------
         23053365-20      STUD         16        55.38
------------------------------------------------------
        23053385-201    -10 STUD       10        12.58
------------------------------------------------------
        23053385-201    -13 STUD        2        13.17
------------------------------------------------------
        23053385-201    -14 STUD        5        14.27
------------------------------------------------------
        23053385-201    -15 STUD        5        18.96
------------------------------------------------------
        23053385-201    -19 STUD        6        12.79
------------------------------------------------------
        23053385-201     -7STUD         2        79.59
------------------------------------------------------
        23053385-201    -8 STUD        15        13.72
------------------------------------------------------
        23053385-201    -9 STUD         6         9.45
------------------------------------------------------
        23053386-201    -08 STUD        2        26.79
------------------------------------------------------
        23053386-201    -10 STUD        5        13.49
------------------------------------------------------
            23053396    ARM&BALL        5       110.19
------------------------------------------------------
            23053397    ARM&BALL       10       110.19
------------------------------------------------------
            23053398    ARM&BALL       10       110.19
------------------------------------------------------
            23053648     PLATE          2       462.76
------------------------------------------------------
            23053917    TUBE ASM        1      1165.33
------------------------------------------------------
            23053935     SHAFT          1      3672.34
------------------------------------------------------
        23054238-101     BLADE          1      2218.02
------------------------------------------------------
        23054238-102     BLADE          1      2493.66
------------------------------------------------------
        23054238-103     BLADE          1      2493.66
------------------------------------------------------
            23055151     GASKET         1       143.26
------------------------------------------------------
            23055204     NOZZLE         1       212.44
------------------------------------------------------
            23055239    COVERPLT        1       119.15
------------------------------------------------------
          23055240-1    COVERPLT        2        52.90
------------------------------------------------------
          23055240-2    COVERPLT        5        53.01
------------------------------------------------------
          23055240-3    COVERPLT        2        52.90
------------------------------------------------------
            23055247      STUD          2       325.01
------------------------------------------------------
            23055249     WASHER         1       371.62
------------------------------------------------------
        23055373-WW-     13 CAP         1         0.08
------------------------------------------------------
            23055393     SHAFT          1      8065.71
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23055884    GEARSHAF        1      6320.68
------------------------------------------------------
            23056153     GASKET         1       471.99
------------------------------------------------------
            23056335    COUPLING        1       827.23
------------------------------------------------------
            23056336    COVER AS        1      1817.05
------------------------------------------------------
            23056352    COVER AS        1      2407.12
------------------------------------------------------
            23056363    COUPLING        1       622.89
------------------------------------------------------
            23056381      TUBE          1       146.83
------------------------------------------------------
            23056398     SPACER         1      1111.85
------------------------------------------------------
            23056662      SEAL          1       960.40
------------------------------------------------------
            23056663      STUD         25        26.27
------------------------------------------------------
            23056677     INSERT         1      1968.95
------------------------------------------------------
            23057079    RUB PAD         2       259.27
------------------------------------------------------
        23057101-018    PACKING         1        83.43
------------------------------------------------------
            23057289      BOLT         50         3.96
------------------------------------------------------
            23057290      TEE           1       542.58
------------------------------------------------------
            23057364    VANE AS         1      4300.72
------------------------------------------------------
         23057365-11      STUD         10        13.76
------------------------------------------------------
            23057386    COVERPLT        1       119.15
------------------------------------------------------
          23057395-1    COVERPLT        5        29.33
------------------------------------------------------
          23057395-2    COVERPLT        1        52.87
------------------------------------------------------
          23057395-3    COVERPLT        5        26.01
------------------------------------------------------
            23057720      SEAL          1      7059.09
------------------------------------------------------
            23057902    SPLASH P        1       888.28
------------------------------------------------------
            23057907     GASKET         1        70.27
------------------------------------------------------
            23057935     THRUST         1      7076.07
------------------------------------------------------
            23057940      SEAL          2        89.86
------------------------------------------------------
            23057980     SPACER         1       526.77
------------------------------------------------------
            23058072     CLAMP          1         9.27
------------------------------------------------------
            23058084      SEAL         25         9.47
------------------------------------------------------
            23058153      NUT           8        67.85
------------------------------------------------------
            23058181      PIN           2        33.43
------------------------------------------------------
            23058311     SHIELD         1      2457.59
------------------------------------------------------
            23058365    BAL WGMT        5         8.29
------------------------------------------------------
            23058366    BUSHING        10        13.90
------------------------------------------------------
            23058369     SPACER         1     16895.60
------------------------------------------------------
            23058518      PIN           1       243.48
------------------------------------------------------
            23058911    ACTUATOR        1     17170.83
------------------------------------------------------
            23059715    BRACKET         1       133.29
------------------------------------------------------
            23059818      SEAL          1      2588.72
------------------------------------------------------
            23059823    RETAINER        1      1713.59
------------------------------------------------------
            23059824     E-SEAL         1       481.01
------------------------------------------------------
            23059825      PIN           1        42.11
------------------------------------------------------
            23059843      SHIM          2        11.89
------------------------------------------------------
            23059878    WHEEL T3        1     57669.82
------------------------------------------------------
            23059879      PIN           5        41.57
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
      PART NUMBER        DESC.         QTY   1999 LIST
------------------------------------------------------
            23059908    SEAL RUN        1      6601.05
------------------------------------------------------
            23059909      SEAL          1      1178.56
------------------------------------------------------
            23059926    HARNESS         1      3131.17
------------------------------------------------------
         23060015-04     CLAMP         10         8.45
------------------------------------------------------
         23060015-06     CLAMP          2        10.68
------------------------------------------------------
         23060015-07     CLAMP          3        15.69
------------------------------------------------------
         23060015-08     CLAMP         10         9.01
------------------------------------------------------
         23060015-09     CLAMP          2        16.46
------------------------------------------------------
         23060015-10     CLAMP          2        51.51
------------------------------------------------------
         23060015-11     CLAMP          2        87.67
------------------------------------------------------
         23060015-12     CLAMP          1       190.15
------------------------------------------------------
         23060015-13     CLAMP          1        25.49
------------------------------------------------------
         23060016-01     CLAMP          5         5.23
------------------------------------------------------
         23060016-02     CLAMP          8         5.20
------------------------------------------------------
         23060016-03     CLAMP          5         5.53
------------------------------------------------------
         23060016-04     CLAMP          3         8.89
------------------------------------------------------
         23060017-13    CUSHION         1       110.20
------------------------------------------------------
         23060017-15    CUSHION         1       104.69
------------------------------------------------------
         23060017-25    CUSHION         1       128.09
------------------------------------------------------
         23060017-26    CUSHION         1       164.29
------------------------------------------------------
         23060017-27    CUSHION         1       105.51
------------------------------------------------------
         23060017-28    CUSHION         1       290.21
------------------------------------------------------
         23060017-35    CUSHION         1       125.22
------------------------------------------------------
         23060017-50    CUSHION         1       328.77
------------------------------------------------------
            23060025    BRACKET         1       115.49
------------------------------------------------------
            23060029      PIN           1       122.17
------------------------------------------------------
            23060054      BOLT          5        29.71
------------------------------------------------------
            23060055      PLUG         14        12.72
------------------------------------------------------
            23060273    RING SEA        1      4047.51
------------------------------------------------------
          23060274-1    BAL WEIG        4       181.12
------------------------------------------------------
          23060274-2    BAL WEIG        4       135.30
------------------------------------------------------
          23060274-3    BAL WEIG        6       135.30
------------------------------------------------------
          23060274-4    BAL WEIG        6       135.30
------------------------------------------------------
          23060274-5    BAL WEIG        6       136.30
------------------------------------------------------
          23060274-6    BAL WEIG        6       146.11
------------------------------------------------------
          23060274-7    BAL WEIG        6       135.30
------------------------------------------------------
          23060274-8    BAL WEIG        6       146.11
------------------------------------------------------
          23060274-9    BAL WEIG        6       149.41
------------------------------------------------------
            23060842      RING          1      6816.12
------------------------------------------------------
            23060891    BUSHING         5        54.11
------------------------------------------------------
            23060892    BUSHING         2        63.67
------------------------------------------------------
            23060893    BUSHING        10        40.35
------------------------------------------------------
            23060896      RING          2       270.63
------------------------------------------------------
            23060964    RETAINER        1       398.10
------------------------------------------------------
            23061056    VALVE AS        1      1385.70
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23061076      SEAL          1      1980.99
------------------------------------------------------
            23061084    BEARING         1      9097.34
------------------------------------------------------
            23061165     GASKET         3        26.51
------------------------------------------------------
            23061442    HARNESS         1     16720.68
------------------------------------------------------
        23061465-202     INSERT        10        18.57
------------------------------------------------------
            23061607      RING          1       841.46
------------------------------------------------------
            23061628    WHEEL C8        1     16381.17
------------------------------------------------------
            23061629    WHEEL C9        1     17559.96
------------------------------------------------------
            23061630   WHEEL C10        1     20104.62
------------------------------------------------------
            23061631   WHEEL C11        1     19309.71
------------------------------------------------------
            23061632   WHEEL C12        1     18514.81
------------------------------------------------------
            23061633   WHEEL C13        1     15771.73
------------------------------------------------------
            23061634   WHEEL C14        1     16773.87
------------------------------------------------------
            23061702     RUNNER         1      1900.78
------------------------------------------------------
            23061705     RUNNER         1       780.69
------------------------------------------------------
            23061706     RUNNER         1      2220.81
------------------------------------------------------
            23061707     RUNNER         1       948.09
------------------------------------------------------
            23061727     STRIP         20         5.06
------------------------------------------------------
            23061729      BOLT          4        34.88
------------------------------------------------------
        23062173-103     2 NUT          5        19.10
------------------------------------------------------
            23062185     VALVE          1      1052.25
------------------------------------------------------
            23062281     STRIP         20         5.70
------------------------------------------------------
            23062282     STRIP         20         3.39
------------------------------------------------------
            23062361     MANIFOLD       1      4941.45
------------------------------------------------------
            23062362     MANIFOLD       1      3280.59
------------------------------------------------------
            23062365     SEAL ASM       1     29789.79
------------------------------------------------------
            23062458      BRACKET       1       615.08
------------------------------------------------------
            23062497         BOLT       4        10.65
------------------------------------------------------
            23062529     RETAINER       1       590.91
------------------------------------------------------
            23062530      BEARING       1      1683.73
------------------------------------------------------
            23062537      BEARING       1       865.38
------------------------------------------------------
            23062538      BEARING       1       865.38
------------------------------------------------------
            23062547      BEARING       1      1197.00
------------------------------------------------------
            23062555        SCREW      20        15.50
------------------------------------------------------
            23062666     WHEEL C-       1     16159.37
------------------------------------------------------
            23062667     WHEEL C7       1     18404.82
------------------------------------------------------
            23062695       GASKET       1       447.06
------------------------------------------------------
            23063015       SENSOR       1      3089.00
------------------------------------------------------
            23063066      BRACKET       1       167.20
------------------------------------------------------
            23063175          NUT      10         2.72
------------------------------------------------------
            23063231         SEAL       1     11706.00
------------------------------------------------------
            23063258     SEAL, ST      15         3.90
------------------------------------------------------
            23063260      SEAL AS       1      6011.88
------------------------------------------------------
            23063262     VANE HPT       1      5511.34
------------------------------------------------------
        23063265-101     BLADE TR       1       409.06
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
        23063265-102     BLADE TR       1       409.06
------------------------------------------------------
        23063265-103     BLADE TR       1       409.06
------------------------------------------------------
            23063282       BAFFLE       1      1521.54
------------------------------------------------------
            23063285     CAGE BRG       1       540.26
------------------------------------------------------
            23063756     SEAL ASS       1      9944.79
------------------------------------------------------
            23063760     DIFFUSER       1    174738.40
------------------------------------------------------
            23063761      VANE C1       1       776.07
------------------------------------------------------
            23063762      VANE C2       1       772.28
------------------------------------------------------
            23063763      VANE C3       1       379.38
------------------------------------------------------
            23063764      VANE C4       1       767.60
------------------------------------------------------
            23063765      VANE C5       1       699.69
------------------------------------------------------
            23063850     RETAINER       1       284.93
------------------------------------------------------
            23063866          PIN       5         1.19
------------------------------------------------------
            23063876      SUPRT &       1     56539.60
------------------------------------------------------
            23063879     TUBE OIL       1      6960.36
------------------------------------------------------
            23063975     SEAL ASS       1      4997.27
------------------------------------------------------
            23064002     PLATE ID       1         1.49
------------------------------------------------------
            23064004     PLATE ID       1         4.02
------------------------------------------------------
            23064021     PLATE ID       1         2.48
------------------------------------------------------
            23064024     ID PLATE       1         6.78
------------------------------------------------------
            23064113      BEARING       1      5026.85
------------------------------------------------------
            23064115      BEARING       1      2420.87
------------------------------------------------------
            23064116      BEARING       1      1902.84
------------------------------------------------------
            23064123          NUT       1      1912.33
------------------------------------------------------
            23064218      BEARING       1      1933.58
------------------------------------------------------
            23064219      BEARING       1      1519.18
------------------------------------------------------
            23064220      BEARING       1      1519.18
------------------------------------------------------
            23064223      BEARING       1      4682.51
------------------------------------------------------
            23064224      BEARING       1      5576.51
------------------------------------------------------
            23064226    BEARING         1      1456.40
------------------------------------------------------
            23064227    BEARING         1      1933.58
------------------------------------------------------
            23064228    BEARING         1      1197.00
------------------------------------------------------
            23064323    VANE ASY        1      4562.34
------------------------------------------------------
         23064387-02      SHIM          1        43.93
------------------------------------------------------
         23064387-03      SHIM          1        43.93
------------------------------------------------------
         23064387-04      SHIM          1        43.93
------------------------------------------------------
         23064387-05      SHIM          1        44.55
------------------------------------------------------
         23064387-06      SHIM          1        44.55
------------------------------------------------------
         23064387-07      SHIM          1        44.55
------------------------------------------------------
         23064387-08      SHIM          1        36.01
------------------------------------------------------
         23064387-09      SHIM          1        44.70
------------------------------------------------------
         23064387-10      SHIM          1        44.70
------------------------------------------------------
         23064387-11      SHIM          1        44.70
------------------------------------------------------
         23064387-12      SHIM          1        44.70
------------------------------------------------------
         23064387-13      SHIM          1        45.16
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
         23064387-14      SHIM          1        45.16
------------------------------------------------------
         23064387-15      SHIM          1        45.16
------------------------------------------------------
         23064387-16      SHIM          1        45.16
------------------------------------------------------
         23064387-17      SHIM          1        45.16
------------------------------------------------------
         23064387-18      SHIM          1        45.16
------------------------------------------------------
         23064387-19      SHIM          1        45.16
------------------------------------------------------
         23064387-20      SHIM          1        45.16
------------------------------------------------------
         23064387-21      SHIM          1        46.23
------------------------------------------------------
         23064387-22      SHIM          1        46.23
------------------------------------------------------
            23064402     BAFFLE         1       204.30
------------------------------------------------------
            23064434    SEAL AS         1      6771.20
------------------------------------------------------
            23064484     RUNNER         1      2156.16
------------------------------------------------------
            23064760      PLUG          1        89.00
------------------------------------------------------
            23064793    VANE C3         1       578.42
------------------------------------------------------
            23064794    VANE C4         1       577.17
------------------------------------------------------
            23064795    VANE C5         1       533.22
------------------------------------------------------
            23064998      SEAL          5       122.58
------------------------------------------------------
            23065041    WHEEL C-        1     16754.71
------------------------------------------------------
            23065332     SHAFT          1     13239.62
------------------------------------------------------
            23065341    BEARING         1      2780.59
------------------------------------------------------
            23065345      TAPE          1       111.86
------------------------------------------------------
            23065870    HSG FRNT        1     16966.62
------------------------------------------------------
            23065891    WHEEL T1        1     74569.75
------------------------------------------------------
            23065892    WHEEL T2        1     71424.58
------------------------------------------------------
            23065942      TUBE          1       886.56
------------------------------------------------------
            23065949      TUBE          1       886.56
------------------------------------------------------
            23066013      GEAR          1     11200.95
------------------------------------------------------
            23066168      PLUG          3        25.59
------------------------------------------------------
            23066203    SEAL ASY        1      6706.96
------------------------------------------------------
            23066240    CLVS & A        1       355.56
------------------------------------------------------
            23066241    CLVS & A        1       332.89
------------------------------------------------------
            23066242    CLVS & A        1       332.89
------------------------------------------------------
            23066243    CLVS & A        1       332.89
------------------------------------------------------
            23066244    CLVS & A        1       332.89
------------------------------------------------------
            23066402    BEARING         1      3563.29
------------------------------------------------------
          23066406-1     SLEEVE         1       449.05
------------------------------------------------------
          23066406-2     SLEEVE         1       449.05
------------------------------------------------------
          23066406-3     SLEEVE         1       449.05
------------------------------------------------------
          23066406-4     SLEEVE         1       449.05
------------------------------------------------------
          23066406-5     SLEEVE         1       449.05
------------------------------------------------------
          23066406-6     SLEEVE         1       449.05
------------------------------------------------------
            23066411    BEARING         1      1683.73
------------------------------------------------------
            23066739      PLUG          1       187.76
------------------------------------------------------
            23066780    HSG ASY         1      3201.08
------------------------------------------------------
            23066797    BEARING         1      1611.18
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23066982      NUT           2         3.99
------------------------------------------------------
            23067052     SPACER         1       657.81
------------------------------------------------------
            23067099     CASING         1     26270.34
------------------------------------------------------
            23067707      BOLT         10         5.11
------------------------------------------------------
            23067753    BLADE T3        1      1105.71
------------------------------------------------------
            23067754    BLADE T4        1       723.58
------------------------------------------------------
            23067858    BLADE C8        1       222.58
------------------------------------------------------
            23067859    BLADE C9        1       215.43
------------------------------------------------------
            23067860   BLADE C10        1       215.43
------------------------------------------------------
            23067861     BLADE          1       215.43
------------------------------------------------------
            23067862   BLADE C12        1       215.43
------------------------------------------------------
            23067863   BLADE C13        1       215.43
------------------------------------------------------
            23067864     BLADE          1       215.43
------------------------------------------------------
            23068400    SEAL RUN        1      1187.92
------------------------------------------------------
            23068447     SHAFT          1     15923.54
------------------------------------------------------
            23069271    BLADE C1        1       338.89
------------------------------------------------------
            23069272    BLADE C2        1       281.34
------------------------------------------------------
            23069273    BLADE C3        1       243.07
------------------------------------------------------
            23069274    BLADE C4        1       223.35
------------------------------------------------------
            23069275    BLADE C5        1       216.81
------------------------------------------------------
            23069276    BLADE C6        1       210.46
------------------------------------------------------
            23069277    BLADE C7        1       222.58
------------------------------------------------------
            23069418    SEAL STR       16         6.32
------------------------------------------------------
            23069442     SHAFT          1     28637.36
------------------------------------------------------
            23069629    TORQ TUB        1      6974.57
------------------------------------------------------
            23069641    RING SEG        1       845.50
------------------------------------------------------
            23069642    RING SEG        1       878.77
------------------------------------------------------
            23069643    RING SEG        1       891.93
------------------------------------------------------
            23069644    RING SEG        1      2550.86
------------------------------------------------------
            23069645    RING SEG        1      2550.86
------------------------------------------------------
            23070039    BLADE T1        1      3360.16
------------------------------------------------------
        23070176-101    BLADE TR        1      1108.45
------------------------------------------------------
        23070176-102    BLADE TR        1      1141.50
------------------------------------------------------
            23070178      SEAL          5        14.24
------------------------------------------------------
            23070180    ACT RING        1      1758.74
------------------------------------------------------
            23070181    ACT RING        1      1235.32
------------------------------------------------------
            23070182    ACT RING        1      1235.32
------------------------------------------------------
            23070183    ACT RING        1      1235.32
------------------------------------------------------
            23070184    ACT RING        1      1235.32
------------------------------------------------------
            23070185    ACT RING        1      1235.32
------------------------------------------------------
            23070329      PLUG          1      1816.53
------------------------------------------------------
            23070330    HARNESS         1      5494.99
------------------------------------------------------
            23070393    RING 1ST        1      1083.11
------------------------------------------------------
            23070438    HARNESS         1      3787.70
------------------------------------------------------
            23070662      PLUG          1        25.99
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23070723    SEAL ASS        1      2862.91
------------------------------------------------------
            23070725    SEAL KIT        1     23089.57
------------------------------------------------------
            23070792      SEAL         10         7.13
------------------------------------------------------
            23070793      SEAL         10         7.13
------------------------------------------------------
            23070936      SEAL          1       343.61
------------------------------------------------------
            23071407    CENTER S        1     49832.58
------------------------------------------------------
             28536-4      CAP          50         0.18
------------------------------------------------------
        38-18607-200    3-3 CHIP        1       650.49
------------------------------------------------------
           42520-401    REP KIT         1      1194.41
------------------------------------------------------
             436-635    ADAPTER         1      2599.54
------------------------------------------------------
             5228317      CAP          50         0.27
------------------------------------------------------
             5231692     SPRING        10         4.33
------------------------------------------------------
             5233424      CAP          10         0.28
------------------------------------------------------
             6718476    TERMINAL        5        14.82
------------------------------------------------------
             6718477    TERMINAL       10         8.54
------------------------------------------------------
         6726656-356      RING         25         3.92
------------------------------------------------------
           6728014-6      NUT           2        21.50
------------------------------------------------------
           6828015-6      NUT           2        21.52
------------------------------------------------------
           6728015-8      NUT           2        21.26
------------------------------------------------------
          6735707-44    CAP PLUG        1         3.99
------------------------------------------------------
          6739844-12     CLAMP         10         2.91
------------------------------------------------------
           6739844-5     CLAMP         25         2.98
------------------------------------------------------
           6739844-6     CLAMP         15         6.48
------------------------------------------------------
           6739844-7     CLAMP         10         1.73
------------------------------------------------------
           6739844-9     CLAMP         10         1.54
------------------------------------------------------
           6743301-6      NUT           1        56.60
------------------------------------------------------
           6743301-8      NUT           1        51.19
------------------------------------------------------
         6748072-267      RING         10        11.11
------------------------------------------------------
             6784728    BUSHING         5        33.96
------------------------------------------------------
             6786764     SPACER         1       297.76
------------------------------------------------------
             6786766      RING          2        23.42
------------------------------------------------------
             6787375     DOWEL         15        38.58
------------------------------------------------------
           6800088-8     COVER          1         4.78
------------------------------------------------------
         6800193-165      CAP          25         1.39
------------------------------------------------------
         6800193-173      CAP          10         0.94
------------------------------------------------------
         6800193-181      CAP           4         1.61
------------------------------------------------------
         6800193-188      CAP          50         1.95
------------------------------------------------------
         6800193-206      CAP           1         0.33
------------------------------------------------------
         6800193-229      CAP          10         2.60
------------------------------------------------------
             6800287    ENVELOPE        1         1.25
------------------------------------------------------
             6805335      BODY          1       516.84
------------------------------------------------------
             6809133      SEAT          2       152.46
------------------------------------------------------
             6809134     PISTON         1       190.76
------------------------------------------------------
             6810247     SPRING         2        41.44
------------------------------------------------------
             6812254    BRACKET        10         8.84
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
         PART NUMBER      DESC.        QTY   1999 LIST
------------------------------------------------------
             6816047     GASKET         4         3.55
------------------------------------------------------
             6816336      RING          2        50.82
------------------------------------------------------
        6818682-1032      NUT          15         6.04
------------------------------------------------------
             6820074      DISK          2        31.16
------------------------------------------------------
             6821844      PAD          25         0.22
------------------------------------------------------
             6821845      PAD          25         0.33
------------------------------------------------------
             6823112     WASHER        10         7.99
------------------------------------------------------
        6823201-1799   0 SLEEVING       1       194.42
------------------------------------------------------
        6823224-1699   0 SLEEVING       1       182.35
------------------------------------------------------
           6825488-3    FASTENER       20         4.29
------------------------------------------------------
           6840364-4      PLUG         10         1.14
------------------------------------------------------
           6840364-8      PLUG         25         1.78
------------------------------------------------------
           6840372-4      PIN           5         4.75
------------------------------------------------------
           6840372-7      PIN           1        13.36
------------------------------------------------------
           6840372-9      PIN           5         6.33
------------------------------------------------------
             6842615      NUT           1       370.24
------------------------------------------------------
          6843618-02      NUT           1         8.86
------------------------------------------------------
         6843623-836      NUT          10        12.93
------------------------------------------------------
             6844224     SCREEN         1       589.19
------------------------------------------------------
             6844316    BRACKET         5         6.28
------------------------------------------------------
        6846182-1011     SCREW          6         6.59
------------------------------------------------------
        6847906-1007      BOLT         10         4.89
------------------------------------------------------
        6847906-1209      BOLT         50         4.98
------------------------------------------------------
        6847935-2190   40 SLEEVIN       1        75.90
------------------------------------------------------
             6849500      RING          5        12.50
------------------------------------------------------
             6857737      NUT           1      1723.40
------------------------------------------------------
             6866149      PIN          25        26.98
------------------------------------------------------
         6869704-990      WIRE          1       903.98
------------------------------------------------------
           6870327-4      NUT          15         5.79
------------------------------------------------------
           6870327-5      NUT          10         9.32
------------------------------------------------------
           6870327-6      NUT          10        31.51
------------------------------------------------------
          6878884-31     STRAP         50         0.83
------------------------------------------------------
        6886430E087A      HOSE          1        73.83
------------------------------------------------------
             6888894    COUPLING        1      1118.78
------------------------------------------------------
          6889140-09     INSUL          4         4.23
------------------------------------------------------
          6889140-11    INSUL SL        3         7.49
------------------------------------------------------
           6892948-2      STUD          5        13.64
------------------------------------------------------
          6897953-12      CAP          10         0.03
------------------------------------------------------
          6897953-14      CAP          15         0.13
------------------------------------------------------
          6897953-16      CAP          25         0.32
------------------------------------------------------
          6897953-18      CAP          25         0.04
------------------------------------------------------
          6897953-20      CAP           2         0.10
------------------------------------------------------
          6897953-22      CAP         100         0.10
------------------------------------------------------
          6897953-24    CAP PROT        3         0.15
------------------------------------------------------
             6899578      SEAL          1        99.68
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER     DESC.        QTY   1999 LIST
------------------------------------------------------
            77151154     SPRING         1       197.53
------------------------------------------------------
            77151205    BRACKET         5        42.85
------------------------------------------------------
           MS9556-04      BOLT          1         1.45
------------------------------------------------------
            23066663    KIT, ACC        1       681.19
------------------------------------------------------
            23068246      KIT           1     20498.03
------------------------------------------------------
           AN901-16A     GASKET        25         3.76
------------------------------------------------------
           AS3084-03    PACKING         1         1.83
------------------------------------------------------
           AS3084-04    PACKING         1         1.83
------------------------------------------------------
           AS3084-05    PACKING         1         1.83
------------------------------------------------------
           AS3084-06    PACKING         1         2.42
------------------------------------------------------
           AS3084-08    PACKING         1         2.42
------------------------------------------------------
          AS3084-007    PACKING         1         1.24
------------------------------------------------------
          AS3085-008    PACKING         1         0.55
------------------------------------------------------
          AS3085-011    PACKING         1         1.23
------------------------------------------------------
          AS3085-015    PACKING         1         1.47
------------------------------------------------------
          AS3085-016    PACKING         1         2.10
------------------------------------------------------
          AS3085-017    PACKING         1         1.59
------------------------------------------------------
          AS3085-018    PACKING         1         1.23
------------------------------------------------------
          AS3085-019    PACKING         1         1.59
------------------------------------------------------
          AS3085-020    PACKING         1         3.33
------------------------------------------------------
          AS3085-022    PACKING         1         1.76
------------------------------------------------------
          AS3085-024    PACKING         1         2.40
------------------------------------------------------
          AS3085-028    PACKING         1         3.50
------------------------------------------------------
          AS3085-031    PACKING         1         4.16
------------------------------------------------------
          AS3085-113    PACKING         1         1.91
------------------------------------------------------
          AS3085-122    PACKING         1         1.99
------------------------------------------------------
          AS3085-126    PACKING         1         4.77
------------------------------------------------------
          AS3085-129    PACKING         1         4.07
------------------------------------------------------
          AS3085-158    PACKING         1        15.33
------------------------------------------------------
          AS3085-227    PACKING         1         4.65
------------------------------------------------------
          AS3209-028     O-RING         1         0.63
------------------------------------------------------
        MS16627-4075      RING         25         2.63
------------------------------------------------------
         MS29513-137    PACKING         1         3.45
------------------------------------------------------
           MS9020-05      SEAL          1         1.22
------------------------------------------------------
           MS9060-05      BOLT         25         4.46
------------------------------------------------------
           MS9320-09     WASHER        25         0.29
------------------------------------------------------
           MS9432-07      BOLT         10        10.21
------------------------------------------------------
           MS9565-28      BOLT         10         7.34
------------------------------------------------------
           MS9565-31      BOLT         10         9.21
------------------------------------------------------
           MS9565-33      BOLT         10         7.93
------------------------------------------------------
           MS9565-34      BOLT         10         8.55
------------------------------------------------------
           MS9566-06      BOLT         10         6.69
------------------------------------------------------
          MS9593-198    BRACKET         2        37.27
------------------------------------------------------
            23001757     COVER         20         4.67
------------------------------------------------------
            23001827     SCREEN         2        30.04
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
            23004212      SHIM        100         0.52
------------------------------------------------------
            23004513      SEAL          1       173.71
------------------------------------------------------
            23004514      SEAL          1        85.16
------------------------------------------------------
            23004538      NUT          10         4.45
------------------------------------------------------
            23005274      RING         25        12.42
------------------------------------------------------
            23005678      SEAL          1       153.22
------------------------------------------------------
            23005684     WASHER        10         7.22
------------------------------------------------------
            23007167     GASKET        10        15.06
------------------------------------------------------
            23008014      KIT           1       129.01
------------------------------------------------------
            23008017     WASHER        25        11.72
------------------------------------------------------
            23009312     GASKET        20         3.23
------------------------------------------------------
            23009572      SEAL          1        70.75
------------------------------------------------------
            23009573      PLUG          5        32.37
------------------------------------------------------
            23033862      SEAL          1        87.81
------------------------------------------------------
         23039030-04     CLAMP          5         5.29
------------------------------------------------------
            23039059      RING         10         9.43
------------------------------------------------------
            23039060      RING          4        20.75
------------------------------------------------------
            23039911     GASKET         1       307.79
------------------------------------------------------
            23050814      PIN          10         7.30
------------------------------------------------------
            23052363     DECAL          1         1.87
------------------------------------------------------
            23052954     GASKET        25         0.73
------------------------------------------------------
            23052955     GASKET        25         0.92
------------------------------------------------------
            23053258     GASKET         1        11.32
------------------------------------------------------
            23053259     GASKET         5        11.34
------------------------------------------------------
            23053263     GASKET         4         1.97
------------------------------------------------------
            23053993     GASKET        50         0.80
------------------------------------------------------
            23053995     GASKET        50         0.59
------------------------------------------------------
            23053996     GASKET        25         0.41
------------------------------------------------------
            23054602     GASKET        50         0.94
------------------------------------------------------
            23054604     GASKET        50         0.46
------------------------------------------------------
            23054637     GASKET        25         0.80
------------------------------------------------------
            23056114    SEAL OIL        1         5.93
------------------------------------------------------
            23056115    SEAL NUT        1         6.90
------------------------------------------------------
            23057790      SEAL          1        29.85
------------------------------------------------------
            23061822     GASKET        25         1.71
------------------------------------------------------
            23064633    QUAD RIN       20         1.02
------------------------------------------------------
        23065485-990    PACKING         1      3773.00
------------------------------------------------------
            23068210    TUBE ASS        1       387.59
------------------------------------------------------
             6719546     SPACER        10         4.46
------------------------------------------------------
         6726656-118      RING         50         0.94
------------------------------------------------------
         6726656-168      RING         50         0.99
------------------------------------------------------
         6726656-200      RING         25         2.65
------------------------------------------------------
         6726656-244      RING         25         2.78
------------------------------------------------------
          6726656-90      RING         50         0.77
------------------------------------------------------
          6726656-96      RING         25         1.08
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER    DESC.         QTY   1999 LIST
------------------------------------------------------
             6730623      SEAL         25         2.27
------------------------------------------------------
             6746974      NUT          10        10.48
------------------------------------------------------
             6746975      NUT           4        11.11
------------------------------------------------------
           6784419-3      SEAL          3        12.53
------------------------------------------------------
           6784419-8      SEAL          5        19.64
------------------------------------------------------
          6800088-10     COVER         10        23.86
------------------------------------------------------
          6800088-11     COVER          5        17.53
------------------------------------------------------
          6800088-16     COVER          5        17.53
------------------------------------------------------
          6800088-17     COVER         10         6.08
------------------------------------------------------
           6800088-3     COVER         15         4.50
------------------------------------------------------
         6800193-164      CAP         100         0.20
------------------------------------------------------
         6800193-167      CAP          50         1.17
------------------------------------------------------
         6800193-171      CAP          50         1.45
------------------------------------------------------
         6800193-178      CAP          50         1.49
------------------------------------------------------
         6800193-220      CAP          50         1.62
------------------------------------------------------
         6800218-321      PLUG        100         0.89
------------------------------------------------------
         6800218-322     COVER        100         1.00
------------------------------------------------------
         6800218-325      PLUG         50         0.89
------------------------------------------------------
         6800218-326      PLUG         50         1.59
------------------------------------------------------
         6800218-327      PLUG         25         1.35
------------------------------------------------------
             6810345     SPRING        10         8.29
------------------------------------------------------
             6810421     WASHER        25         2.42
------------------------------------------------------
             6810436      RING         10         3.51
------------------------------------------------------
             6820291      RING          5        14.60
------------------------------------------------------
             6820557     POPPET         5        48.77
------------------------------------------------------
        6823481-4990    PACKING         1       497.73
------------------------------------------------------
        6823481-7990    PACKING         1      1201.05
------------------------------------------------------
             6825392     WASHER        10         6.96
------------------------------------------------------
             6829641      NUT           1        75.85
------------------------------------------------------
             6840109    RETAINER        5        27.72
------------------------------------------------------
             6840111     POPPET         5        27.35
------------------------------------------------------
           6840364-5      PLUG         50         1.41

          6840380-98      RING         25         1.52
------------------------------------------------------
             6840406      NUT           1       132.98
------------------------------------------------------
             6840476     SCREEN         5        27.30
------------------------------------------------------
             6841676     GASKET         5        14.81
------------------------------------------------------
             6843610    PACKING         2         2.25
------------------------------------------------------
        6849468-0805      BOLT         25         4.45
------------------------------------------------------
         6851501-160    PACKING         1        15.88
------------------------------------------------------
          6851501-57     O-RING         1        11.53
------------------------------------------------------
             6854086      SEAL          2         7.41
------------------------------------------------------
             6854424      SEAL          1         4.21
------------------------------------------------------
             6854521      SEAL          2         4.12
------------------------------------------------------
             6855877      KIT           1        47.84
------------------------------------------------------
             6856211      SEAL         10         3.34
------------------------------------------------------

EXHIBIT A


------------------------------------------------------
                                       MIN
                                      ORDER
          PART NUMBER     DESC.        QTY   1999 LIST
------------------------------------------------------
             6856248      RING          2        28.14
------------------------------------------------------
             6859922      CAP           2         8.40
------------------------------------------------------
             6859823     COVER         10         8.50
------------------------------------------------------
             6859880      NUT          50         1.35
------------------------------------------------------
             6866246      TAG          25         3.15
------------------------------------------------------
           6868675-1     COVER         15        17.53
------------------------------------------------------
             6870031      RACE          1       222.17
------------------------------------------------------
             6870032     FILTER         1       188.23
------------------------------------------------------
             6870737      RING          1       128.75
------------------------------------------------------
             6871162      SHIM         12         0.27
------------------------------------------------------
             6873834      KIT          15         5.10
------------------------------------------------------
             6873905      RING          5         8.29
------------------------------------------------------
             6875350     GASKET         1        16.13
------------------------------------------------------
             6875351     GASKET         1        15.96
------------------------------------------------------
             6875491      SEAL          1       123.44
------------------------------------------------------
             6876637      RING         35         1.53
------------------------------------------------------
           6887099-1      STUD          5        17.91
------------------------------------------------------
             6889096     PISTON         1       141.76
------------------------------------------------------
             6889160      RING          1        88.87
------------------------------------------------------
             6889347      RING         15         6.40
------------------------------------------------------
             6893603     GASKET         1       103.41
------------------------------------------------------
             6893698     COVER          1        99.16
------------------------------------------------------
             6895805     WASHER         1       203.65
------------------------------------------------------
             6898517    PACKING         1        10.30
------------------------------------------------------
             6898657      RING          1       166.31
------------------------------------------------------
             6898930     SPACER        10         6.96
------------------------------------------------------
             6898987      BODY          1       108.12
------------------------------------------------------
             6898989    REDUCER         1       231.63
------------------------------------------------------
             6899098     SCREEN         6        35.64
------------------------------------------------------
             6899114    DIAPHRAG        2        57.76
------------------------------------------------------
             6899266     COVER          1       131.25
------------------------------------------------------
             6899354     GASKET        20         1.91
------------------------------------------------------
             6899408      SHIM         10         7.30
------------------------------------------------------

                                    EXHIBIT B

FLEET OPERATOR EXISTING CUSTOMERS

     The Company may be obligated to sell Products to certain third parties referred to as Fleet Operators through December 31, 2001. A list of such Fleet Operators is set forth on Exhibit B-1.

     The parties agree that they will jointly make a commercially reasonable effort to obtain the agreement of each Fleet Operator to terminate its respective agreement as of December 31, 1999 so as to take advantage of the full benefits of this Agreement.

     In the event any or all of such Fleet Operators choose not to terminate their existing agreements, between January 1, 2000 and December 31, 2001 Company is permitted to continue to sell Products to such Fleet Operators, but only pursuant to the terms set forth below:

          1. When Company receives an order from an applicable Fleet Operator it shall promptly inform Distributor of such order.

          2. Such orders will be filled by Distributor from its inventory of Products for the benefit of Company, in the quantity and within the shipping dates given to Distributor by Company, along with the notice of such order from the Fleet Operator.

          3. Distributor shall bill Company for the cost of each such order at ***% off list price, plus normal shipping expenses, and such amounts shall be offset against amounts otherwise due by Distributor to Company pursuant to Section 5 of the Agreement.

          4. Company shall be responsible for billing to and collecting from each such Fleet Operator for any and all amounts due Company for any such orders.

          5. Following December 31, 2001, and for the remainder of this Agreement, the Company shall no longer have the right to sell Products to Fleet Operators pursuant to this reservation of rights.


--------------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT B-1


                            MODEL 250 FLEET OPERATORS

ALL FLEET OPERATOR AGREEMENTS ARE EXACTLY LIKE THE AEROTECNICA AGREEMENT; ALL HAVE ENDING DATES OF DEC. 31, 2001.

Aerotecnica, S.A.
P.O. Box 60107
Av. La. Estancancia, Torre Las
Mercedes
Piso 2, Ofic. 210
Caracas 1060, Venezuela

Attention:    Mr. Antonio Dugarte

Telephone:    58-1-424-1300
Fax:          58-2-917-390
--------------------------------------------------------------------------------

Aero Asahi Corporation
Sunshine 60, Floor, No. 1-1-3-chome
Higashi-Ikebukuro, Toshima-ku, Tokyo, 170-607
Japan

Attention: Mr. M. Iijima

Telephone: 81-3-3988-9947
Fax:       81-3-3980-9043
--------------------------------------------------------------------------------

Air Logistics
4605 Industrial Drive
New Iberia, Louisiana 70560

Attention: Mr. Neill Osborne

Telephone: 318-365-6771
Fax:       318-364-8222
--------------------------------------------------------------------------------

Airwork (NZ) Limited
P. 0. Box 516
Papakura, New Zealand

Attention: Mr. Rick Starr, Engine Shop Manager

--------------------------------------------------------------------------------

Chevron, U.S.A.
Production Company
New Orleans Lakefront Airport
New Orleans, Louisiana 70186

Attention: Mr. Steve Sabree

Telephone: 504-241-2120
Fax:       504-244-4121
--------------------------------------------------------------------------------

Custom Helicopters, Ltd.
401 Helicopter Drive
St. Andrews Airport
St. Andrews, MB
Canada R1A 3P7

Attention: Mr. Jim Hawes

Telephone: 204-338-7953
Fax:       204-663-5037
--------------------------------------------------------------------------------

Eagle Copters Maintenance, Ltd.
825 McTavish Road, N.E.
Calgary, Alberta
Canada T2E 7G9

Attention: Mr. Mike O'Reilly

Telephone: 403-250-7370
Fax:       403-250-7110
--------------------------------------------------------------------------------

El Paso Energy
16951 JFK Boulevard
Houston, Texas 77032

Attention: Mr. Bill Davidson

Telephone: 281-765-4857
Fax:       281-765-4859
--------------------------------------------------------------------------------

Era Aviation, Inc.                     Era Aviation (branch location)
6160 Carl Brady Drive                  Lake Charles Regional Airport
Anchorage, Alaska 99502                Lake Charles, Louisiana 70605

Attention: Mr. Mark B. Jones           Attention: Mr. Tom Young

Telephone: 907-248-4422                Telephone: 318-478-6131
Fax:       907-266-8350                Fax:       318-474-3918
--------------------------------------------------------------------------------

Highland Helicopters, Inc.
4240 Agar Drive
Vancouver Airport, South
Richmond, B.C., Canada V7B 1A3

Attention: Mr. Howie Pinchbeck

Telephone: 604-273-6161
Fax:       604-273-6088
--------------------------------------------------------------------------------

Houston Helicopters
3506 Lockheed
Pearland, Texas 77581

Attention: Mr. Felton Baker, President

Telephone: 281-485-1777
Fax:       281-485-3701
--------------------------------------------------------------------------------

Metro Aviation, Inc.
1400 Airport Drive, Hangar 120
Shreveport, Louisiana 71107

Attention: Mr. Milton Geltz

Telephone: 318-222-5529
Fax:       318-222-0503
--------------------------------------------------------------------------------

Mobil Business Resources Corporation (MBRC)
Global Aircraft Services
1200 Youngs Road
Morgan City, Louisiana 70380

Attention: Mr. Daryl McLafferty, Aircraft Maintenance Chief

Telephone: 504-380-5601
Fax:       504-380-5722
--------------------------------------------------------------------------------

Northern Mountain Helicopters, Inc.
Prince George Airport
Prince George, B.C.
Canada V2L 4S2

Attention: Mr. Bob Randall

Telephone: 250-963-9622
Fax:       250-963-9015
--------------------------------------------------------------------------------

Omniflight
4650 Airport Parkway
Dallas, Texas 75248

Attention: Mr. Scott Parsenin

Telephone: 972-776-0130
Fax:       972-776-0131
--------------------------------------------------------------------------------

Vancouver Island Helicopters, Inc.
#1-9600 Canora Road
Sidney, B.C.
Canada V8L 5V5

Attention: Mr. Dave Heyer, Director of Maintenance

Telephone: 250-656-3987
Fax:       250-655-1180
--------------------------------------------------------------------------------

LONG TERM AGREEMENTS

The Company may be obligated to sell Products to certain third parties referred to as LTA parties. A list of such LTA parties and the expiration date for each agreement is set forth below.

Company is permitted to continue to sell Products to such LTA parties between January 1, 2000 and the dates set forth below, but only pursuant to the terms set forth below:

          1. When Company receives an order from an applicable LTA party it shall promptly inform Distributor of such order.

          2. Distributor will fill such orders from its inventory of Products for the benefit of the Company, in the quantity and within the shipping dates given to Distributor by the Company, along with the notice of such order from the LTA party.

          3. Distributor shall bill the Company for the cost of each such order at ***% off list price, plus normal shipping expenses, and such amounts shall be offset against amounts otherwise due by Distributor to the Company pursuant to Section 5 of the Agreement.

          4. The Company shall be responsible for billing to and collecting from each such LTA party for any and all amounts due the Company for any such orders.

          5. Following the respective termination date for each such agreement and for the remainder of this Agreement, the Company shall no longer have the right to sell Products to LTA parties pursuant to this reservation of rights.

The existing LTAs are:

o    H&S Aviation (Expires ***) for sales to Belgian army

o    Aeromaritime (Expires ***) -- U.S. Army NTH Program




------------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT C


ON HAND INVENTORY PURCHASE

Distributor will purchase all Company inventory of Products on hand at year-end 1999 under the following conditions:

o Inventory with sales in the preceding 24 months and an on-hand balance of less than or equal to the quantity sold in the preceding 24 months (hereinafter "X Parts") will be purchased at ***% off list price.

o All Products with sales in the preceding 24 months and an on-hand balance greater than the quantity sold in the preceding 24 months (hereinafter "Y Parts") will be purchased at ***% off list price, except for those part numbers set forth on Exhibit C-1 which will be purchased to the pricing set forth on Exhibit C-1. With respect to Y Parts not listed on Exhibit C-1, the following shall apply:

     o A semi-annual refund will be paid by the Distributor to the Company as follows:

          o January 1, 2000 through December 31, 2000: a refund of ***% of Gross Margins from the sale of Y Parts

          o January 1, 2001 through December 31, 2001: a refund of ***% of Gross Margins from the sale of Y Parts

          o    This provision for refund expires on December 31, 2001

     o In no circumstance will any refund be paid for quantities of Product sold in excess of those purchased by Distributor in its original inventory acquisition during November and December 1999.

     o Any payments hereunder will be made within 30 days of the end of each semi-annual calculation period.

     o For purposes of the foregoing, "Gross Margin" shall mean the total sales revenue received by Distributor with respect to sales made during the semi-annual calculation period less the acquisition cost of the Product from the Company (i.e. list price less ***% discount).

o All Products with no sales in preceding 24 months (hereinafter "Z Parts"), will be purchased as a single lot for $*** regardless of the number of part numbers or quantities.

o New Products on hand at year-end and not yet introduced to the aftermarket will be purchased at ***% off list price.

o All Products to be purchased must be in new or factory-overhauled condition, properly marked and packaged and accompanied by the appropriate documentation (i.e. packing list) set forth in Exhibit C-2.

o The Company's inventory position of Products as of the 1st of November, 1999 will be target date for making the "On Hand Inventory Purchase". Inventory on that date, plus inventory of Products produced per the manufacturing schedules of November and December 1999 will be purchased by Distributor subject to the price terms noted above.

-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

o Payment to the Company by Distributor for these Products is to be made within 30 days of shipment; provided, however, that for all Products received through December 20, 1999, payment will be made no later than December 30, 1999.

INITIAL PROVISIONING ORDER

In addition to purchasing Company's on hand inventory as set forth above, The Distributor will make an initial provisioning order of at least $*** at Distributor's cost. This order will be issued within two weeks of the date of the Agreement. Distributor will work with Company to identify Products Company can produce and deliver in 1999 and that Distributor is willing to take delivery of in 1999. If the entire $*** cannot be delivered in 1999 the remaining portion will be scheduled for delivery in 2000.




-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                  EXHIBIT C-1


                                AVIALL DISCOUNT
PART #                          OFF LIST PRICE
------                          --------------

23065833                             ***%

23071311                             ***%

23071896                             ***%

23030975                             ***% (a category Z part)

7593315-001                          ***% New part per Section 7

23069789                             ***% New part per Section 7




-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   EXHIBIT C-2


PACKAGING LIST, MARKING AND PART PACKAGING REQUIREMENTS

The Distributor has set the following standard for packing lists that are received with Products from the Company. These requirements include:

o    Packing list should be on white paper with black ink.

o The top copy of the packing list (or copy) is preferred because triplicate copies tend to smudge easily and handwritten data is hard to read.

o The packing list should be on 8 1/2" x 11" paper and not thin paper (print bleeds through from the back to front when thin paper is copied).

o The packing list should have a Certificate statement either attached to the packing list or hard-copied to print on the packing list.

     o    A QA representative should sign the statement.

     o The statement should state that the parts were produced in accordance with FAA requirements (FAR 21 in most cases.)

     o The packing list should include the FAA approved part number (not subcontractors P/N).

          o The packing list should include manufacture date and expiration date, when applicable for shelf life items.

          o The font size should be readable, nothing less than a size 10-point font.

Part marking or identification is a FAA requirement for all manufactures of FAA approved product. The part identification should include:

          o    Compliance with FAA rules (FAR 45.15)

               o    Name of manufacturer or symbol.

               o    Part number that is FAA approved,

               o    Description of part/nomenclature,

               o Eligibility of the part (if part is too small then a label must be attached or a reference book that contains the information must be readily available to Distributor).

          o If the item has a shelf life, it should be marked with date of manufacture and expiration date.

          o If the item has a serial number, it should be shown on the outside of the part package as well as on the part.

          o Standard items (AN, MS, AS, and NAS) should be marked accordingly.

Part packaging should be adequate to preclude damage during shipping, storage and handling.

          o    Items with serial numbers must be packaged individually.

          o    Serial number identification should be on the package.

          o    Items should be packaged, as they would be sold.

                                    EXHIBIT D


Warranty Return Program

Distributor will administer the Company's warranty for Products in accordance with its terms and in a manner consistent with the Company's general directions and policies as advised to Distributor in writing from time to time. Such administration shall include:

               o    Receipt and processing of warranty claims,

               o    Collection of Product subject to claims,

               o    Tracking of Product subject to claims,

               o Shipment of Product subject to claims, at the Company's expense, to the Company,

               o    Communication of warranty disposition to the customer, and

               o When applicable, shipment of repaired warranty Product, at the Company's expense, to the customer.

                                    EXHIBIT E


NEW ENGINE SALES SUPPORT:

Company may, to support any new engine sales and associated normal levels of spare modules and parts, require Distributor to ship parts and modules to such customers at no charge to the customer.

When such requests are made:

o    Company will place an order with Distributor.

o Distributor will ship the part or module directly to the designated customer address and include an appropriate packing slip.

o    Distributor will issue an invoice to Company using *** at order time plus
     ***%.

o Freight cost will be borne by the customer or Company, determined on a case by case basis.

NEW ENGINE PRODUCTION SUPPORT:

Company may from time to time require Product be returned from Distributor to support Company's new engine production.

When such requests are made:

o    Company will place an order with Distributor.

o    Distributor will ship Product to Company's designated address.

o Distributor will issue an invoice or return order for credit to Company using Distributor's average inventory cost.

o    Company will be responsible for freight cost of such shipments.

o Company will use reasonable efforts to minimize quantity of these occurrences.









-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT F


PRODUCT RECALL:

When Company determines that a product recall is required, Distributor will be notified by Company.

Distributor will follow its then current ISO 9002 procedures for recalls. Distributor will charge Company only the variable cost associated with any recall, primarily labor cost related to communication, shipping, tracking and inspection tasks. Also, Company will bear any freight cost or scrap cost incurred by the recall.

                                    EXHIBIT G


FORECASTING

Distributor will maintain a rolling 36-month monthly forecast of Product purchases for Company's planning purpose. Company acknowledges that Distributor's planning system does not provide for a longer than 24-month horizon and the parties agree that for planning purposes month 13-24 will be duplicated as months 25-36.

Within 14 days after the signing of a definitive agreement, Distributor will place a firm order for that portion of the existing Model 250 spare parts fabrication/procurement schedule at or within the operations planning time fence (procurement plus manufacturing lead time) plus 2 months. Distributor and the Company will jointly evaluate that portion of the existing Model 250 spare parts fabrication/procurement schedule at or within the operations planning time fence (procurement plus manufacturing lead time) plus two months at the part number level to ensure that Distributor will not be required to purchase excess inventory. Excess inventory position is defined as having a projected on hand balance in excess of 24 months historical usage. Exceptions based upon replacing part number, alternate part numbers or new part numbers must be mutually agreed.

Beginning in 2000, the first six (6) months, or that portion of the schedule at or within the operations planning time fence, whichever is greater, would be considered a firm fixed schedule/order with a provision for fill in orders at lead time. The remaining portion of the schedule through the 36-month would be utilized for capacity planning by the Company.

                                    EXHIBIT H


PRICING TO AUTHORIZED MAINTENANCE CENTERS:

In order to provide the Company's Authorized Maintenance Centers (a list of such centers is attached as Exhibit H-1) with competitive pricing and provide the Company, those Authorized Maintenance Centers and their customers with the continuing benefits of those Authorized Maintenance Center relationship with Company, during the first five (5) years of the Term, Distributor proposes and commits to sell Products to those Authorized Maintenance Centers which meet Distributor's then current minimum purchase requirements at a price which is not more than ***% off of the Company's then current published list prices. During years six (6) through ten (10) of the Term, Distributor proposes and commits to sell Products to those Authorized Maintenance Centers which meet Distributor's then current minimum purchase requirements at a price which is not more than ***% off of the Company's then current published list prices.

Nothing contained herein shall preclude Distributor from selling Products to all other customers at such prices and on such terms that Distributor, in its sole discretion, shall determine; provided however, that Distributor will not sell Products to other customers at prices less than the prices at which it sells Products to those Authorized Maintenance Centers which meet Distributor's then current minimum purchase requirements.











-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT I


Foreign Sales Agency Agreements

The Company currently is a party to three (3) agreements with certain sales agents or representatives which expire after January 1, 2000 for the sale of Products outside the United States. On or prior to December 1, 1999, the Company shall identify which, if any, of these Agreements it wishes to assign to Distributor, and shall furnish copies of such Agreements to Distributor for its review. Distributor shall make reasonable effort to assume all obligations arising under such agency agreements from and after January 1, 2000, unless Distributor determines that it is prevented from doing so by reason of a conflict between such agreements and Distributor's other existing contractual relationships.

Notwithstanding the above, with regard to Company's existing agreement with *** if the Distributor assumes such agreement, and orders any Product at a discount to list, Distributor shall assume the risk of the first $*** annually in such orders. If *** requests discount pricing of orders in excess of $*** annually, then the Company and Distributor will mutually agree whether to take such order, and if the order is accepted, Company agrees to reimburse Distributor for the amount of discount off list for all such sales over $*** at discount.

If Distributor is unable or unwilling to assume a sales agent or representative agreement as set forth above, the Company may be obligated to sell Products to such sales agent or representative. In such event the Company is permitted to continue to sell Products to such sales agent or representative but only pursuant to the terms set forth below:

I    ***

          1. When Company receives an order from ***, it shall promptly inform Distributor of such order.

          2. Such orders will be filled by Distributor from its inventory of Products for the benefit of Company, in the quantity and within the shipping dates given to Distributor by Company, along with the notice of such order from ***.

          3. Distributor shall bill Company for the cost of each such order at ***% off list price, plus normal shipping expenses, and such amounts shall be offset against amounts otherwise due by Distributor to Company pursuant to Section 5 of the Agreement.

          4. Company shall be responsible for billing to and collecting from *** for any and all amounts due Company for any such orders.

-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          5. Following ***, and for the remainder of this Agreement, the Company shall no longer have the right to sell Products to *** pursuant to this reservation of rights.

II   ***

          1. When Company receives an order from ***, it shall promptly inform Distributor of such order.

          2. Such orders will be filled by Distributor from its inventory of Products for the benefit of Company, in the quantity and within the shipping dates given to Distributor by Company, along with the notice of such order from ***.

          3. Distributor shall bill Company for the cost of each such order at ***% off list price, plus normal shipping expenses, and such amounts shall be offset against amounts otherwise due by Distributor to Company pursuant to Section 5 of the Agreement.

          4. Company shall be responsible for billing to and collecting from *** for any and all amounts due Company for any such orders.

          5. Following ***, and for the remainder of this Agreement, the Company shall no longer have the right to sell Products to *** pursuant to this reservation of rights.

III  ***

          1. When Company receives an order from ***, it shall promptly inform Distributor of such order.

          2. Such orders will be filled by Distributor from its inventory of Products for the benefit of Company, in the quantity and within the shipping dates given to Distributor by Company, along with the notice of such order from ***.

          3. Distributor shall bill Company for the cost of each such order at ***% off list price, plus normal shipping expenses, and such amounts shall be offset against amounts otherwise due by Distributor to Company pursuant to Section 5 of the Agreement.


-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

          4. Company shall be responsible for billing to and collecting from *** for any and all amounts due Company for any such orders.

          5. Following ***, and for the remainder of this Agreement, the Company shall no longer have the right to sell Products to Canada pursuant to this reservation of rights.


-----------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED
    PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT J

                                  Sales Reports

Distributor will provide the Company all reports currently available online through the "supplier services" section of Distributor's Aviall.com web site. These reports include:

     1.   Daily inventory by part number

     2.   Daily sales by part number

     3.   Open purchase orders

     4.   Payment status by invoice number

Additionally, Distributor will provide monthly reports as follows through E-mail file transmission in Microsoft Excel format:

     1.   Unit sales by part number by customer

     2.   Dollar sales by part number by customer

Other sales reports will be provided during the term of the Agreement as mutually agreed by both parties.

                                    EXHIBIT K


MARKETING AND SUPPLIER SUPPORT SERVICES

The implementation, timing and applicability of each service set forth below will determined by mutual agreement of both parties, based on customer and market requirements.

A.   Market information and data gathering by Distributor:

o Area sales personnel will request periodic forecasts of operating hours, engine overhauls, and parts replacement from key customers. They will also request information on Product performance. The information will be accumulated and reported to Company by the product line manager.

o The results of routine sales calls by area sales personnel will be documented on standardized call reports. This information will be reviewed by the product line manager assigned to Company and by the helicopter program manager on an ongoing basis. Summaries of important findings will be reported to Company regularly.

o The helicopter program manager will make frequent calls to key customers, including AMCs, with area sales personnel to identify opportunities and address problems. The results of these calls will also be reported to Company.

o The product line manager will evaluate warranty claims, product returns and other customer activity for indications of developing problems. Where appropriate, the manager will conduct additional research to determine the nature of the problems and will communicate findings to Company

o The product line manager assigned will work closely with Company data analysis and procurement personnel to evaluate customer buying activity and product stock levels. The product line manager will communicate findings to Company and the helicopter program manager.

o The product line and program managers will attend trade shows and other helicopter industry events to remain up-to-date. They will visit Company production and technical support operations from time to time for training and sharing of market intelligence.

B.   Market strategy development in coordination with Company

o The product line and helicopter program managers will develop a marketing plan in cooperation with counterparts at Company. This plan will be updated at least annually. The marketing plan will include a summary of each key product category, pricing strategies, stocking levels and locations, customer targets, technical support requirements, and advertising methods to be used. The product line and helicopter program managers will work with Company personnel to effectively execute the plan through the Distributor's organization. Both managers will be particularly sensitive to potential opportunities that would expand A250 repair and overhaul volume at Company facilities, such as rotable/exchange programs using factory overhauled units. As such opportunities are identified, short-term plans will be developed to exploit them.

C.   Advertising and product promotion:

o The product line and helicopter program managers will work with Company personnel to produce and place technical articles in appropriate publications. Distributor's marketing communications manager will be an important resource in this effort.

o Distributor will generate timely news releases for significant events such as trade shows.

o Company will be offered a key role in Distributor's Parts and Maintenance Symposia including a two-hour technical presentation at each event and a prime position at the related trade show.

o The Distributor sales team will actively distribute Company product literature.

o Distributor will conduct direct mail campaigns to targeted customer lists as appropriate.

o Distributor's online electronic catalog will be updated to incorporate Customer Products, including illustrations.

o Customers ordering online or browsing Distributor's electronic catalog can be prompted on aviall.com to take certain actions, such as ordering a related Product.

o "What's New" announcements can be placed on the aviall.com home page to promote new products or services related to Company. Since aviall.com is accessed over 600,000 times per month, this is an important communications vehicle for our mutual customers.

o Distributor's Intranet web page and worldwide email system will be used to communicate promotions, technical data, and selling opportunities to our global sales team.

o A special Customer web page or link can be incorporated into aviall.com, if desired, to allow Distributor personnel and customers to obtain manuals, technical data, product information and details of promotions.

Promotions and new product announcements will be communicated via the printed "Sales Check" which is mailed monthly to the homes of Company sales personnel.

                                    EXHIBIT L


COMPANY PRICING

Company agrees that during the first *** years of the Term it will sell Product to Distributor at a discount of not less than ***% off Company's then current list price. For years *** through ten of the Term, the discount will be not less than ***% off the then current list price.






-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT M


AVIALL MODEL 250 SERVICE PARTS SALES INCENTIVE PROGRAM

The intent of the Model 250 Parts Sales Incentive Program is to ensure RRA has an active Distribution partner that will maximize the placement of RRA 250 parts in the marketplace. This will be achieved through effective Marketing, Sales, Forecasting and Pricing guidance provided by the successful Distribution partner.

The Model 250 Financial Program is as follows:

1.   Baseline Sales Value (BSV) $*** (in CY2000 US$)

2. For all RRA sales to Aviall in excess of the BSV (escalated to the appropriate year of delivery), Aviall will receive a rebate at year end equal to an additional ***% discount. The calculation is as follows:

  [(AVIALL CY PURCHASES-BSV AT DELIVERY YEAR)/(1-DISCOUNT RATE)] x ***%=REBATE

That is, if Aviall buys $*** from RRA in 2000 (RRA sales), the rebate will be calculated as: [(***)]. The rebate will be paid no later than February 28th of the next year.

3. Floor Sales Value (FSV) = BSV x ***% - If sales fall below this number ($*** in 2000), a "Loss Carry Forward" will apply to the following sales year. That is, if Aviall purchases in 2000 equal $***, a $*** reduction to the total Aviall purchases achieved in 2001 would apply (ie, if Aviall procures *** in 2001, the Rebate calculation would be based on $*** to reflect the 2000 shortfall). The purpose for this provision is to normalize peaks and valleys due to market conditions.

4. The BSV will be subject to an Aerospace Economic Index during the life of the Contract. The formula to be used will be:

                     BSVn = BSVn-1 (PPIn-1/PPIn-2), whereby

         BSVn = new BSV adjusted for escalation, rounded to the nearest $Million

         BSVn-1 = BSV for previous selling year (i.e., in 2001 this value equals
                  $***)

         PPI = the Producer Price Index Revision - Current Series, Series ID:
         PCU3724#, Aircraft Engines and Engine Parts as published by the US Bureau of Labor Statistics(*)

-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT M

                                   (CONTINUED)


         PPIn-1 = the arithmetic average of the PPI for the period 1 November to 31 October for the year immediately preceding the period being calculated (BSVn)

         PPIn2 = the arithmetic average of the PPI for the period 1 November to 31 October two years preceding the period being calculated (BSVn)

         *Data can be accessed via the Internet on the Bureau of Labor Statistics web site. After gaining web site access, select "Data," "Selective Access," "PPI Current Series," "Aircraft" text, "3724" next form, "#" next form, then configure report as desired.

5. Distributor will receive a rebate at year end equal to ***% of purchases from Company above BSV. All of Distributor's initial provisioning order, whether delivered in 1999 or 2000 will be considered a purchase in 2000. The rebate for each year will be paid by the end of the first month of the following year.











-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT N


SERVICE STANDARDS

Service Standards for Company

     (a)  Back Order Recovery Rate

     (b)  Aviall Supplier Performance Measurement progress

     (c)  Delivery of Orders Within Lead Time

Service Standards for Distributor

     (1)  Error-free Shipping Rates

     (2)  Shipping Timeliness

     (3)  Expedite Orders as a percent of line items ordered

     (4)  Customer Service levels

The parties agree to set mutually acceptable objective ranges for each of the above Service Standards before June 1, 2000.

                                    EXHIBIT N


                                   (CONTINUED)

LATE DELIVERY FEES

DEFINITIONS:

A "Distributor scheduled purchase order line item" is defined as a line item on a purchase order placed at standard lead time. The Company accepts and confirms the purchase order line item.

A "late delivery line item" is defined as a "Distributor scheduled purchase order line item" which was not shipped on the date agreed and/or in the quantity required.

"Late Delivery %" is defined as the total "late delivery line items" for the calendar year divided by the total number of "Distributor scheduled purchase order line items" for the calendar year.

"Late Delivery Fee Calculation":

     Within 30 days after the end of the calendar year the "Late Delivery %" will be calculated. If the percentage does not exceed the Company schedule performance maximum found in Exhibit N then no late delivery fee is due Distributor.

     If the "Late Delivery %" exceeds the scheduled performance maximum found in Exhibit N, the amount by which the percentage exceeds the maximum will be used to calculate the late delivery fee. This percent will be referred to as the "percent eligible for reimbursement".

     The amount due Distributor will be determined by the following formula:

         *** multiplied by the "percent eligible for reimbursement" multiplied by the dollar amount of the "Distributor scheduled purchase order line items".

The Late Delivery fee will be paid by the Company to Distributor no later than February 15 following the calendar year of calculation.

Example: Calendar year 1

                                                                #             $
                                                            -----        ------

Distributor scheduled Purchase order line items             1,000     $5,000,000

                       Late Delivery line items               150

                       Late Delivery % (150 /1000) = 15%

                       Schedule Performance

-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT N


                                   (CONTINUED)


                            Goal                 ***

                            Maximum              ***


                   Percent eligible for reimbursement ***


                   Late delivery fee          =         ***

EXPIDITE FEES

DEFINITIONS:

"Distributor purchase order line item" is defined as all line items on all Distributor purchase orders placed for delivery in the calendar year.

A "Distributor expedite order line item" is defined as a line item on a Distributor purchase order placed at less than standard lead time.

"Expedite percent" is defined as the total "Distributor expedite order line items" for the calendar year divided by the total number of "Distributor purchase order line items".

"Expedite Fee Calculation":

     Within 30 days after the end of the calendar year the "expedite %" will be calculated. If the percentage does not exceed the Distributor expedite performance maximum level in Exhibit N, then no expedite fee is due the Company.

     If the "expedite %" exceeds the Distributor expedite performance maximum found in Exhibit N the amount by which the percentage exceeds the maximum will be used to calculate the expedite fee. This percent will be referred to as the "percent eligible for reimbursement".

     The expedite fee will be the total dollars on all "Distributor purchase order line items" multiplied by the "percent eligible for reimbursement" multiplied by ***.

     The expedite fee will be paid by Distributor to the Company no later than February 15 following the calendar year of calculation.



-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Example:
-------

                                                                      $
                                                          No.       Amount
                                                         -----      ------

Distributor scheduled Purchase order line items          2,000    $10,000,000

Distributor expedite purchase order line items             500

Expedite percent (500/2,000) = 25%

Expedite Performance

    Goal       ***

    Maximum    ***

Percent eligible for reimbursement = ***

Expedite fee ***







-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    EXHIBIT 0

In the event that the Agreement is terminated by Company pursuant to Sections
11.01 or 11.02, as a condition to the effectiveness of such termination, Company shall pay Distributor according to the following formula:

An amount which equals [*** + (the product of *** times Excess Sales Value times ***) times Pro Rata Term Percentage].

For the purpose of this calculation, the following definitions shall apply:

     1. Excess Sales Value shall mean the amount by which the Distributor's total sales in the previous 12 calendar months preceding notice of termination exceeds $***, adjusted by the PPI Index as set forth in Exhibit M calculated for such previous 12 calendar months.

     2. Pro Rata Term Percentage shall be the percentage that results by taking the number of full calendar months that would remain from the date of termination of the Agreement to December 31, 2009 and dividing that number by 120.

The parties agree that the following examples shall serve as instruction to application of the formula:

Example 1: Termination after 36 months, total sales in preceding 12 months of $*** and no adjustment for PPI Index.

     Excess Sales Value: $***

     Full Calendar Months Remaining to December 31, 2009= 84

     Pro Rata Term Percentage 84/120= .70

     So the calculation is as follows:

                                      ***

Example 2: Termination after 60 months, total sales in preceding 12 calendar months of $*** and the $*** as adjusted for PPI Index is $***

     Excess Sales Value: $***

     Full Calendar Months Remaining to December 31, 2009 = 60

     Pro Rata Term Percentage = 60/120 = .50

     So the calculation is as follows:


                                      ***


-----------------
*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY AVIALL, INC. FOR THE REDACTED PORTIONS. THE CONFIDENTIAL REDACTED PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.